  EXHIBIT 10.1

Execution Version

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LOAN AGREEMENT

Dated as of July 19, 2021

by and among

BODY AND MIND INC., as the Borrower,

The Guarantors Set Forth on the Signature Pages Affixed Hereto,

as the Guarantors

and

FG AGENCY LENDING LLC, as the Agent

and

Each of the Lenders Initially a Signatory hereto Together with their Successors and Assignees,

as the Lenders

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SCHEDULES AND EXHIBITS

Schedule 1.1(a)	Initial Commitment Amount
Schedule 1.1(b)	Delayed Draw Commitment Amount
Schedule 5.1(s)	Debt
Schedule 6.6(c)	Property
Schedule 6.7	Equity Interests and Subsidiaries
Schedule 6.13	Insurance
Schedule 6.19	Taxes
Schedule 6.22	Litigation
Schedule 6.24	Material Contracts
Schedule 6.28	Bank Accounts
Schedule 7.3	Facility Buildouts
Schedule 7.17	Post-Closing Obligations

Exhibit A	Form of Assignment and Acceptance Agreement
Exhibit B	Form of Joinder Agreement
Exhibit C	Form of Note
Exhibit D	Form of Funding Notice
Exhibit E	Form of Warrant

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LOAN AGREEMENT

This Loan Agreement, dated as of July 19, 2021 (this “Agreement”), is made by and among BODY AND MIND, INC., a Nevada corporation (the “Borrower”), DEP Nevada, Inc., a Nevada corporation (“Holdings”), the other Guarantors set forth on the signature pages affixed hereto (together with Holdings, each a “Guarantor” and collectively, the “Guarantors”) together with the Borrower and each other Person that executes a joinder agreement hereunder, (the “Loan Parties”), FG AGENCY LENDING LLC (the “Agent”) and each of the lenders initially a signatory hereto together with their successors and assignees (the “Lenders”).

RECITALS:

WHEREAS, Borrower has requested, and the Lenders have agreed to make available to Borrower, a term loan upon and subject to the terms and conditions set forth in this Agreement;

WHEREAS, Borrower desires to issue and sell to the Agent, and the Agent desires to purchase from Borrower, on the Closing Date the Warrants as described herein;

WHEREAS, Borrower desires to use the proceeds of the Term Loan for (i) the expansion and buildout of its cultivation and processing facilities and dispensaries, (ii) certain Permitted Acquisitions, and (iii) other working capital and general corporate purposes;

WHEREAS, Borrower desires to secure all of its Obligations under the Loan Documents by granting to Agent, for the benefit of the Lenders, a security interest in and lien upon the Collateral;

WHEREAS, the Subsidiaries of Borrower party hereto are willing to guaranty all of the Obligations; and

WHEREAS, subject to the terms hereof, each Loan Party is willing to grant to Agent, for the benefit of the Lenders, a security interest in and lien upon the Collateral (including for the avoidance of doubt the stock of Borrower and its Subsidiaries other than Excluded Subsidiaries) and to sell to the Agent, the Warrants as described herein;

NOW THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Acquisition” means the acquisition, whether through a single transaction or a series of related transactions, of (a) a controlling equity interest or other controlling ownership interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity or other ownership interest or upon the exercise of an option or warrant for, or conversion of securities into, such equity or other ownership interest, or (b) assets of another Person which constitute all or substantially all of the assets of such Person or of a division, line of business or other business unit of such Person

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“Affiliate” means any Person which, directly or indirectly, controls or is controlled by or is under common control with another Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or by contract or otherwise.

“Agent” has the meaning specified in the preamble.

“Agent Fee” has the meaning specified in Section 5.1(a)(b).

“Allocable Amount” has the meaning specified in Section 10.1.

“Anti-Corruption Laws” means Requirements of Law relating to anti-bribery or anti-corruption (governmental or commercial) which apply to Holdings or any of its Subsidiaries, including Requirements of Law that prohibit the corrupt payment, offer, promise, or authorization of the payment or transfer of anything of value (including gifts or entertainment), directly or indirectly, to any foreign government official, foreign government employee or commercial entity to obtain a business advantage; including the Foreign Corrupt Practices Act and the U.K. Bribery Act of 2010.

“Anti-Money Laundering Laws” means any of the Requirements of Law relating to terrorism or money laundering, including Executive Order No. 13224, the PATRIOT Act, the Bank Secrecy Act, the Money Laundering Control Act of 1986 (i.e., 18 USC. §§ 1956 and 1957) and all Requirements of Law comprising or implementing these Requirements of Law.

“Assignment and Acceptance Agreement” means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by Agent, in accordance with Section 11.9 hereof and substantially in the form of Exhibit A hereto or such other form acceptable to Agent.

“Authorized Officer” means, with respect to any Loan Party, any of the chief executive officer, chief financial officer, or chief operating officer.

“Bank Accounts” means any bank or other depository account of a Loan Party.

“Bankruptcy Code” means the Bankruptcy Code of the United States, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-up and Restructuring Act (Canada), and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, arrangement, receivership, insolvency, administration, reorganization, or similar debtor relief laws of the United States, Canada, or other applicable jurisdictions from time to time in effect and permitting a debtor to obtain a stay or a compromise of the claims of its creditors or affecting the rights of creditors generally, including for greater certainty any provisions of corporate statutes of like effect, where such statutes are used by a Person to propose an arrangement.

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“Blocked Person” shall have the meaning assigned to such term in Section 6.16(b).

“Borrower” has the meaning specified in the preamble.

“Budget” means a forecast through the Maturity Date, including projected receipts, disbursements, net cash flow, annual Capital Expenditures of the Loan Parties, and liquidity, in form and substance satisfactory to the Agent.

“Business Day” means a day of the year on which banks are not required or authorized to close in New York, New York.

“Call Period” means the period commencing on the first anniversary of the Closing Date through the three (3) year anniversary of the Closing Date.

“Cannabis Laws” means collectively, the Local Cannabis Laws and State Cannabis Laws.

“Cannabis License” means any permit or license to cultivate, process, distribute, manufacture, dispense, sell, transport or engage in any other activity relating to medical and/or adult-use marijuana, issued by any Governmental Authority pursuant to applicable Federal Cannabis Laws or applicable state Requirements of Law relating to the farming, growth, production, processing, packaging, sale, distribution, or any other activity relating to medical and/or adult-use marijuana.

“Capital Expenditures” shall mean, for any period, without duplication, with respect to any Person, (a) any expenditure or commitment to expend money for any purchase or other acquisition of any asset, including capitalized leasehold improvements, which would be classified as a fixed or capital asset on a consolidated balance sheet of such Person prepared in accordance with GAAP and (b) Capital Lease Obligations.

“Capital Lease” means, with respect to any Person, any lease of, or other arrangement conveying the right to use, any property by such Person as lessee that has been or should be accounted for as a capital lease on a balance sheet of such person prepared in accordance with GAAP.

“Capital Lease Obligations” mean, with respect to any Person, the obligations of such Person to pay rent or other amounts under any Capital Lease, any lease entered into as part of any Sale and Leaseback or any Synthetic Lease, or a combination thereof, which obligations are (or would be, if such Synthetic Lease or other lease were accounted for as a Capital Lease) required to be classified and accounted for as Capital Leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof (or the amount that would be capitalized, if such Synthetic Lease or other lease were accounted for as a Capital Lease) determined in accordance with GAAP.

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“Change of Control” means (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of more than 50% of the outstanding equity interests of Borrower on a fully-diluted basis, (ii) the failure of Borrower to beneficially own and control (x) 100% of the outstanding equity interest of its Subsidiaries or, (y) if less than 100% of the outstanding equity interests of any Subsidiary, the percentage of the outstanding equity interests of such Subsidiary owned by Borrower on the Closing Date, and (iii) the occurrence of a “change of control” or comparable term as applicable to Borrower or any of its Subsidiaries under any document governing any Debt referred to in Section 9.1(g) and the holder of such Debt being entitled due to such occurrence to accelerate or otherwise require payment of such Debt before the otherwise applicable maturity thereof. A Permitted Change of Control shall not constitute a Change of Control hereunder.

“Closing Date” means July 19, 2021.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

“Collateral” shall have the meaning assigned to such term in the Security Agreement. Notwithstanding anything in this Agreement or any other Loan Document to the contrary, the Collateral shall not include any Excluded Asset or the equity interests in any Excluded Subsidiary.

“Commitment” means, as to each Lender, its Initial Term Loan Commitment and its Delayed Draw Term Loan Commitment, as applicable.

“Control” when used with respect to any Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” “controlled”, and “under common control with” have meanings correlative to the foregoing.

“Debt” means (without duplication), for any Person, (a) indebtedness of such Person for borrowed money or arising out of any extension of credit to or for the account of such Person (including, without limitation, extensions of credit in the form of reimbursement or payment obligations of such Person relating to letters of credit issued for the account of such Person) or for the deferred purchase price of property or services, but excluding liabilities incurred in the ordinary course of business including as incurred through the obtaining of credit and for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services; (b) indebtedness of the kind described in clause (a) of this definition which is secured by (or for which the holder of such debt has any existing right, contingent or otherwise, to be secured by) any Lien upon or in Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness or obligations; (c) all Capital Lease Obligations;, (d) all Purchase Money Obligations; (e) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any stock or stock equivalents of such Person, valued, in the case of redeemable preferred stock, at the greater of its voluntary liquidation preference and its involuntary liquidation preference plus accrued and unpaid dividends, (f) all contingent liabilities and obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (e) above; and (g) any monetary obligation of a Person under or in connection with a sale-leaseback or similar arrangement.

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“Debtor Laws” means all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar laws including the Bankruptcy Code, or general equitable principles from time to time in effect affecting the rights of creditors generally.

“Default” means any event the occurrence of which does, or with the lapse of time or giving of notice or both would, constitute an Event of Default.

“Default Rate” means a rate of interest per annum equal to 20%.

“Delayed Draw Effective Date” the date of the making of a Delayed Draw Term Loan.

“Delayed Draw Request Period” means the period commencing on the Closing Date and ending on the earlier of the Delayed Draw Effective Date or December 1, 2021.

“Delayed Draw Term Loan” means the secured, first lien, term loan issued hereunder by the Lenders on the Delayed Draw Effective Date.

“Delayed Draw Term Loan Commitment” means, as to each Lender, such Lender’s obligation to make the Delayed Draw Term Loan on the Delayed Draw Effective Date, in an amount up to, but not exceeding the amount set forth for such Lender on Schedule 1.1(b) as such Lender’s “Commitment Amount”

“Disposition” means any transaction, or series of related transactions, pursuant to which any Person sells, assigns, transfers, leases, licenses (as licensor) or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person. For purposes of clarification, “Disposition” shall include (a) the sale or other disposition for value of any contracts, and (b) the early termination or modification of any contract resulting in the receipt by any Loan Party of a cash payment or other consideration in exchange for such event (other than payments in the ordinary course for accrued and unpaid amounts due through the date of termination or modification).

“Dollars” has the meaning specified in Section 3.1(e).

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“EBITDA” as of any date of determination means the net income (or loss) for the twelve (12) month period ended on the last day of the immediately preceding calendar quarter of Borrower and its Subsidiaries (together with the other Persons whose income or loss is taken into account in such calculation as provided below in determining EBITDA) on a consolidated basis determined in accordance with GAAP, giving effect, without duplication as to any item described below, to the additions and subtractions of items specified below to the extent taken into account in the calculation of such net income (or loss) for such period:

1. Minus (plus) the income (loss) of any Person which is not a Subsidiary of Borrower or any of its Subsidiaries, except to the extent of the among of dividends or other distributions actually paid to Borrower or any of its Subsidiaries in cash or cash equivalents by such Person and the payment of dividends or similar distributions by that Person was not at the time subject to the consent of a third party or prohibited by operation of the terms of its charter or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Person,

2. Minus (plus) the income (loss) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or is merged into or consolidated with Borrower or any of its Subsidiaries or that Person’s assets are acquired by Borrower or any of its Subsidiaries,

3. Minus the proceeds of any insurance

4. plus (minus) income tax expense (recovery),

5. plus (minus) finance expense (income),

6. plus depreciation and amortization,

7. plus (minus) share-based compensation expenses or losses (gain),

8. plus (minus) loss (gain) on fair value adjustments on investments,

9. plus (minus) extraordinary loss (gain),

10. plus (minus) loss (gain) on investment sales or dispositions of long-term investments or other dispositions of Property not in the ordinary course of business of Borrower and its Subsidiaries, and related tax effects in accordance with GAAP,

11. minus (plus) income (loss) from the early extinguishment of Debt, net of related tax effects,

12. plus (minus) loss (gain) on other non-cash items at the discretion of Borrower (such discretionary non-cash items subject to the approval of the Agent).

“Environmental Laws” means any and all laws, rules, orders, regulations, statutes, ordinances, guidelines, codes, decrees, or other legally binding requirements (including, without limitation, principles of common law) of any Governmental Authority, regulating, relating to or imposing liability or standards of conduct concerning pollution, the preservation or protection of the environment, natural resources or human health (including employee health and safety), or the generation, manufacture, use, labeling, treatment, storage, handling, transportation or release of, or exposure to, Materials of Environmental Concern, as has been, is now, or may at any time hereafter be, in effect.

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“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties, attorney or consultant fees or indemnities) resulting from or based upon (a) non-compliance with any Environmental Law or any Environmental Permit, (b) exposure to any Materials of Environmental Concern, (c) release or threatened release of any Materials of Environmental Concern, (d) any investigation, remediation, removal, clean-up or monitoring required under Environmental Laws or required by a Governmental Authority (including without limitation Governmental Authority oversight costs that the party conducting the investigation, remediation, removal, clean-up or monitoring is required to reimburse) or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permits” means any and all permits, licenses, approvals, registrations, notifications, exemptions and other authorizations required under any Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

“ERISA Affiliates” means, collectively, Borrower and all Subsidiaries, and each other Person, trade or business (whether or not incorporated) under common control or treated as a single employer with Borrower or any Subsidiary within the meaning of Section 414(b), 414(c) or 414(m) of the Code.

“ERISA Event” means (a) any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder with respect to a Multiemployer Plan or a Title IV Plan; (b) a withdrawal by Borrower, any Subsidiary or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA); (c) a complete or partial withdrawal (as defined in Sections 4203 and 4205 of ERISA) by Borrower, any Subsidiary or any ERISA Affiliate from a Multiemployer Plan which results in the imposition of withdrawal liability; (d) the receipt by Borrower, any Subsidiary or any ERISA Affiliate of notice of intent to terminate with the PBGC or the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA of a Title IV Plan; (e) the commencement of proceedings by the PBGC to terminate a Multiemployer Plan or a Title IV Plan; (f) a failure by Borrower, any Subsidiary or any ERISA Affiliate to make required contributions to any Multiemployer Plan or any Title IV Plan unless such failure is not reasonably expected to result in any material liability to Borrower or any Subsidiary; (g) an event or condition which would reasonably be expected to constitute grounds under Section 4041A or 4042 of ERISA for the termination of, or the appointment of a trustee to administer any Multiemployer Plan or any Title IV Plan; (h) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower, any Subsidiary or any ERISA Affiliate; (i) a non-exempt prohibited transaction occurs with respect to any Multiemployer Plan or any Title IV Plan which would reasonably be expected to result in a material liability to Borrower or any Subsidiary; or (j) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a)(2) of the Code by any fiduciary or disqualified Person with respect to any employee benefit plan for which Borrower, any Subsidiary or any ERISA Affiliate may be directly or indirectly liable which would reasonably be expected to result in a material liability to Borrower or any Subsidiary.

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“Events of Default” and “Event of Default” have the meaning specified in Section 9.1.

“Excluded Asset” means any property or other asset of Borrower or any of its Subsidiaries acquired with third-party financing, provided that (x) such third-party financing (1) shall not amortize prior to the Maturity Date of the Term Loan and (2) must mature at least one year after the Maturity Date of the Term Loan, and (y) the Leverage Ratio shall not exceed 3.00:1.00 immediately after incurring such financing.

“Excluded Subsidiaries” means any Subsidiaries of Borrower acquired with Permitted Acquisition Debt.

“Extraordinary Receipts” means any extraordinary, unusual or non-recurring cash proceeds received by any Loan Party consisting of (a) proceeds of insurance or (b) condemnation awards (and payments in lieu thereof).

“Face Amount” means, (i) on or prior to the Delayed Draw Effective Date, $6,666,667, and (ii) after the Delayed Draw Effective Date, $11,111,111.10, each inclusive of the Origination Discount.

“Federal Cannabis Laws” means any U.S. federal laws, civil, criminal or otherwise, as such relate, either directly or indirectly, to the cultivation, harvesting, production, distribution, transportation, sale and possession of cannabis, marijuana or related substances or products containing or relating to the same, including, without limitation, the prohibition on drug trafficking under 21 U.S.C. § 841(a), et seq., the conspiracy statute under 18 U.S.C. § 846, the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another’s felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18 U.S.C. §§ 1956, 1957, and 1960 and the regulations and rules promulgated under any of the foregoing.

“Fiscal Year” means the fiscal year of the Loan Parties ending on July 31 of each year.

“Funding Notice” means a notice in the form attached hereto as Exhibit D.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time, set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, in the statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions and comparable stature and authority within the accounting profession) that are applicable to the circumstances as of the date of determination.

“Governmental Authority” means any (domestic or foreign) federal, state, county, municipal, parish, provincial, or other government, or any department, commission, board, court, agency, or any other instrumentality of any of them or any other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of, or pertaining to, government, including, without limitation, any arbitration panel, any court, or any commission.

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“Guaranteed Obligations” shall have the meaning assigned to such term in Section 10.1 hereof.

“Guarantor Payment” shall have the meaning assigned to such term in Section 10.1 hereof.

“Guarantors” has the meaning specified in the preamble.

“Highest Lawful Rate” means with respect to any Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations under laws applicable to such Lender which are currently in effect or, to the extent allowed by Requirements of Law, under such Requirements of Law which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than Requirements of Law now allow.

“Historical Financial Statements” means the audited balance sheets of Borrower and its Subsidiaries for the period ending July 31, 2020 and the related consolidated statements of income or operations, changes in stockholders’ equity and cash flows for such month, including the notes thereto.

“Indemnitee” shall have the meaning assigned to such term in Section 11.6 hereof.

“Initial Term Loan” means the secured, first lien, term loan issued hereunder by the Lenders on the Closing Date.

“Initial Term Loan Commitment” means, as to each Lender, such Lender’s obligation to make the Initial Term Loan on the Closing Date, in an amount up to, but not exceeding the amount set forth for such Lender on Schedule 1.1(a) as such Lender’s “Commitment Amount”.

“Intellectual Property” shall have the meaning in the Security Agreement.

“Intercompany Subordinated Note” means an intercompany subordinated promissory note made by and among Borrower and each of its Subsidiaries, in form and substance satisfactory to the Agent.

“Interest Rate” means thirteen percent (13.0%) per annum to be calculated in accordance with Section 2.3 hereof.

“Investments” shall have the meaning assigned to such term in Section 8.8 hereof.

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“Joinder Agreement” means a joinder agreement, substantially in the form of Exhibit B hereto, duly executed by a Subsidiary of Borrower made a party hereto pursuant to Section 7.11(a).

“Landlord Waiver” means a written waiver of the right to any material Collateral which is located on any Real Property of a Loan Party (whether such Real Property is now existing or acquired after the Closing Date) which is not owned by such Loan Party, or is stored on the premises of a bailee, warehouseman, or similar party, made by and among a Loan Party and the owner of such Real Property, as the case may be, in form and substance satisfactory to the Agent.

“Leverage Ratio” means, on any date of determination, the ratio of total Debt of Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP divided by EBITDA, in each case, as of such date of determination.

“Lien” means any security interest, mortgage, deed of trust, pledge, hypothecation, charge, claim, option, right to acquire, adverse interest, assignment, deposit arrangement, encumbrance, restriction, statutory or other lien, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable Requirement of Law of any jurisdiction).

“Liquidity Covenant” shall have the meaning assigned to such term in Section 8.19.

“Loan Documents” means this Agreement, the Note, the Pledge Agreement, the Security Agreement, the Warrants, the Mortgage (if any), the Intercompany Subordinated Note, the Perfection Certificate, the Omnibus Collateral Assignment, and any document or instrument executed by any Loan Party in connection with any of the foregoing.

“Loan Parties” shall have the meaning assigned to such terms in the Preamble.

“Local Cannabis Laws” means the Requirements of Law of a county or municipality relating to cultivating, manufacturing, processing, transporting, distributing, dispensing, testing or possessing cannabis (including without limitation, marijuana) applicable to a Grantor in such county or municipality in which it holds one or more Cannabis Licenses, conducts a cannabis business, operations involving cannabis, or otherwise holds cannabis-related assets.

“Loss Event” shall have the meaning assigned to such term in Section 3.2(b).

“Management Agreement” means any agreement or contract between Borrower, or its Subsidiaries, and any other cannabis business, pursuant to which (i) Borrower or any of its Subsidiaries, will provide management services to such other cannabis business or (ii) pursuant to which any other cannabis business will provide management services to Borrower or any of its Subsidiaries.

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“Material Adverse Effect” means a material adverse effect on any of (a) the operations, assets, liabilities or financial condition of the Loan Parties taken as a whole, (b) the ability of the Loan Parties taken as a whole to perform any of their obligations under any Loan Document, (c) the legality, validity or enforceability of this Agreement or any other Loan Document, (d) the rights and remedies of any Lender under any Loan Document, or (e) the validity, perfection or priority of a Lien in favor of the Agent on Collateral.

“Material Contract” means with respect to any Person, (a) each Cannabis License of such Person, (b) each contract or agreement to which such Person is a party involving aggregate consideration payable to or by such Person of $250,000 or more in any Fiscal Year (other than purchase orders in the ordinary course of the business of such Person, employment agreements, and other than contracts that by their terms may be terminated by such Person in the ordinary course of its business upon less than 30 days' notice without penalty or premium); (c) each Management Agreement to which such Person is a party; and (d) all other contracts or agreements to which such Person is a party as to which termination, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

“Materials of Environmental Concern” means any material, substance or waste that is listed, regulated, or otherwise defined as hazardous, toxic, radioactive, a pollutant or a contaminant (or words of similar regulatory intent or meaning) under applicable Environmental Law, or which could give rise to liability under any Environmental Law, including but not limited to petroleum (including crude oil or any fraction thereof), petroleum by-products, toxic mold, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos or asbestos-containing material, flammable or explosive substances, or pesticides.

“Maturity Date” means July 19, 2025.

“Mortgage” means any deed of trust, leasehold deed of trust, mortgage, leasehold mortgage, deed to secure debt, leasehold deed to secure debt or other document creating a Lien on Real Property or any interest in Real Property.

“Multiemployer Plan” means any multiemployer plan, as defined in Section 3(37) or 4001(a)(3) of ERISA, as to which any ERISA Affiliate incurs or otherwise has any obligation or liabilities.

“No Call Period” means that period commencing on the Closing Date and expiring on the one (1) year anniversary of the Closing Date.

“Note” means the promissory note issued under this Agreement, in the form of Exhibit C hereto.

“Obligations” means all of the obligations of the Loan Parties now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses, prepayment premiums, indemnification or otherwise.

“Omnibus Collateral Assignment” means collateral assignments in favor of Agent of each Loan Party’s rights under (a) any material service agreement, any Management Agreement, or any intercompany loans; (b) any promissory notes payable to any Loan Party; (c) any material purchase option of Borrower; (d) any Material Contract; and (e) any other material agreement as may reasonably be designated by Agent; each in form and substance reasonably satisfactory to the Agent.

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“Organization Documents” mean, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws; (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Origination Discount” has the meaning assigned to such term in Section 2.2.

“Participant” has the meaning specified in Section 11.9(c).

“Participant Register” has the meaning specified in Section 11.9(c).

“Payment Account” means the account in favor of Agent or its designee identified by Agent for receipt of each payment owed by Borrower hereunder.

“Payment Date” means the first day of each calendar month.

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any of its principal functions under ERISA.

“Perfection Certificate” means the Perfection Certificate delivered in form and substance satisfactory to the Agent, on the Closing Date and updated thereafter pursuant to Section 7.2(d) hereof.

“Permitted Acquisition” means any Acquisition approved in writing by the Agent in its sole discretion (which consent shall not be unreasonably withheld) and subject to, the following requirements (unless otherwise approved by Agent):

1. the assets, business or division or acquired are for use, or the Person acquired is engaged, in the businesses engaged in by the Loan Parties on the Closing Date or any business reasonably related or incidental, complementary, corollary, synergistic or ancillary thereto;

2. immediately before and after giving effect to such acquisition, no Default or Event of Default shall exist;

3. in the case of the acquisition of any Person, the board of directors or similar governing body of such Person has approved such acquisition;

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4. if the acquisition is structured as a merger with Borrower, Borrower is the surviving entity;

5. in the case of acquisition of a Person or business, such person or business shall have generated positive cash flow for the fiscal quarter most recently ended prior to the date of consummation of such acquisition;

6. no Loan Party shall, in connection with any such transaction, assume any Debt or other obligation (including any material tax or ERISA liability) of any seller in such transaction and no Person acquired in such transaction shall have any Debt or other obligation other than, in each case, obligations constituting Debt incurred in the ordinary course of business or otherwise incurred by the Person being acquired, or in connection with the business or properties being acquired, in such transaction (and not in anticipation of such transaction) that are necessary or desirable to the continued operation of such Person or business or properties being so acquired, and any other such liabilities or obligations not permitted to be assumed or otherwise accommodated under this paragraph 6 shall be paid in full or released as to the Person, business or properties being so acquired on or before the consummation of such acquisition;

7. any Person being acquired in such transaction is not an Affiliate, Subsidiary or Related Party of any Loan Party; and

8. all transactions in connection therewith shall be consummated, in all material respects, in accordance with all Requirements of Law.

“Permitted Acquisition Debt” shall mean indebtedness approved in writing by Agent (which such consent not to be unreasonably withheld) and subject the following criteria:

1. shall not amortize prior to the Maturity Date of the Term Loan;

2. must mature at least one year after the Maturity Date of the Term Loan;

3. the Leverage Ratio shall not exceed 3.00:1.00 immediately after incurring such financing.

“Permitted Change of Control” means any Change of Control if the Leverage Ratio determined as of the date of consummation of such Change of Control on a pro forma basis giving effect to such Change of Control is not greater than 3.00:1.00.

“Permitted Dispositions” means any of the following, solely to the extent such disposition could not reasonably be expected to result in a Material Adverse Effect:

1. sale of inventory in the ordinary course of business;

2. licensing, on a non-exclusive basis, Intellectual Property rights in the ordinary course of business;

3. (i) the lapse of Intellectual Property of the Loan Parties to the extent not economically desirable in the conduct of their business or (ii) the abandonment of Intellectual Property rights in the ordinary course of business so long as (in each case under clauses (i) and (ii)), (A) with respect to copyrights, such copyrights do not generate any material revenue, and (B) such lapse is not adverse to the interests of the Lenders;

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4. any involuntary loss, damage or destruction of property;

5. any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain, or confiscation or requisition of use of property by a Governmental Authority;

6. Disposition of obsolete or worn-out equipment in the ordinary course of business;

7. Disposition from one Loan Party to another Loan Party; and

8. any Disposition in a Permitted Change of Control.

“Permitted Liens” has the meaning specified in Section 8.4.

“Person” means an individual, partnership, limited liability company, joint stock company, trust, unincorporated association, corporation, joint venture or other entity (including a business trust or a real estate investment trust), or a government or any political subdivision or agency thereof.

“Plan” means an “employee benefit plan” within the meaning of Section 3(3) of ERISA as to which Borrower or its Subsidiaries, or any professional employer organization acting as co-employer with respect to such Borrower or Subsidiary, establishes for the benefit of its employees or for which Borrower or any Subsidiary has liability to make a contribution, including by reason of being an ERISA Affiliate, other than a Multiemployer Plan.

“Pledge Agreement” means the pledge agreement by and among the Agent, acting on behalf of the Lenders, and each Loan Party party thereto executed and delivered simultaneously with this Agreement (as may be amended, restated, supplemented or otherwise modified from time to time).

“Pledged Shares” has the meaning specified in Section 4.1(a).

“Premium Rate” shall mean, during the Call Period, the applicable percentages set forth below of any amount being repaid pursuant to Section 3.2.

Year 1 of the Call Period	107%
Year 2 of the Call Period	103%

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“Principal Balance” means on any date of determination, the outstanding Face Amount plus all accrued and unpaid interest.

“Projections” means financial projections of Borrower and each of its Subsidiaries referred to in Section 6.9 hereof and updated from time to time pursuant to Section 7.2 hereof.

“Property” means any interest or right in any kind of property or asset, whether real, personal, or mixed, owned or leased, tangible or intangible, and whether now held or hereafter acquired, including all Real Property.

“Purchase Money Obligation” shall mean, for any Person, the obligations of such Person in respect of Debt (including Capital Lease Obligations) incurred for the purpose of financing all or any part of the purchase price of any fixed or capital assets or the cost of installation, construction or improvement of any fixed or capital assets; provided, however, that (i) such Debt is incurred within 30 days after such acquisition, installation, construction or improvement of such fixed or capital assets by such Person and (ii) the amount of such Debt does not exceed the lesser of 100% of the fair market value of such fixed or capital asset or the cost of the acquisition, installation, construction or improvement thereof, as the case may be.

“Quarterly Compliance Certificate” has the meaning specified in Section 7.2(d).

“Real Property” means all real property now or hereafter held or used by Borrower or its Subsidiaries, owned in fee simple or in which it holds a leasehold interest as a tenant.

“Real Property Deliverables” means any deliverable that may be requested at the reasonable discretion of Agent with respect to any Real Property acquired by the Loan Parties and constituting Collateral as provided herein , including but not limited to a Mortgage, each in form and substance reasonably satisfactory to the Agent.

“Register” shall have the meaning assigned to such term in Section 11.9(f).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Required Lenders” means, at any time, Lenders holding more than 50% of the aggregate of the Lenders’ Commitments.

“Requirements of Law” means, with respect to any Person, collectively, the common law and all federal, state, provincial, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, in each case that are applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject, except for Federal Cannabis Law and all regulations promulgated thereunder and in connection therewith to the extent such law and regulation conflicts with applicable state law and regulation.

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“Restricted Payment” means (a) the declaration or payment of any dividend or other distribution, direct or indirect, on account of any equity interests of Borrower or any of its Subsidiaries, now or hereafter outstanding, (b) the making of any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any equity interests of Borrower or any of its Subsidiaries or any direct or indirect parent of any Loan Party, now or hereafter outstanding, (c) the making of any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of equity interests of Borrower or any of its Subsidiaries, now or hereafter outstanding, (d) the return of any equity interests to any shareholders or other equity holders of Borrower or any of its Subsidiaries, or make any other distribution of property, assets, shares of equity interests, warrants, rights, options, obligations or securities thereto as such or (e) the payment of any management, consulting, monitoring or advisory fees or any other fees or expenses (including the reimbursement thereof by any Loan Party) pursuant to any management, consulting, monitoring, advisory or other services agreement (excluding any such agreement of any Person, or Subsidiary thereof, with which Borrower or any of its Subsidiaries engages in a transaction permitted under Section 8.5 which agreement is in place at the time of consummation of such transaction) to any of the shareholders or other equity holders of Borrower, its Subsidiaries, or other Affiliates, or to any other Subsidiary, or other Affiliate of Borrower.

“Sale and Leaseback” means any arrangement, directly or indirectly, with any Person whereby it shall dispose of any Property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such Property or other Property which it intends to use for substantially the same purpose or purposes as the Property being sold or transferred.

“Sanctioned Country” means, at any time, a country or territory that is the subject or target of any Sanctions that broadly prohibit dealings with that country or territory.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State.

“Security Agreement” means the security agreement by and among the Agent, acting on behalf of the Lenders, and the Loan Parties, executed and delivered simultaneously with this Agreement, in the form and substance satisfactory to Agent (as may be amended, restated, supplemented or otherwise modified from time to time).

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“Solvent” or “Solvency” means, at any time with respect to any Person, that at such time for such Person (a) the fair value of the Property of such Person is not less than the total amount of the liabilities of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital.

“State Cannabis Laws” means the Requirements of Law of a state relating to cultivating, manufacturing, processing, transporting, distributing, dispensing, testing or possessing cannabis (including without limitation, marijuana) applicable to a Grantor in such state in which it holds one or more Cannabis Licenses, conducts a cannabis business, operations involving cannabis, or otherwise holds cannabis-related assets.

“Subsidiary” means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, joint venture, trust or estate, or other Person of or in which such Person or its other Subsidiaries own or control, directly or indirectly, fifty percent (50%) or more of (a) the combined voting power of all classes having general voting power under ordinary circumstances to elect a majority of the directors (if it is a corporation), managers or equivalent body of such Person, (b) the capital interest or profits interest of such Person, if it is a partnership, limited liability company, joint venture or similar entity, or (c) the beneficial interest of such Person, if it is a trust, association or other unincorporated association or organization. References to a Subsidiary shall mean any Subsidiary of the Loan Parties unless the context expressly provides otherwise.

“Synthetic Lease” means, as to any Person, (a) any lease (including leases that may be terminated by the lessee at any time) of any Property (whether real, personal or mixed) (i) that is accounted for as an operating lease under GAAP and (ii) in respect of which the lessee retains or obtains ownership of the Property so leased for U.S. federal income tax purposes, or (b) (i) a synthetic, off-balance sheet or tax retention lease or (ii) an agreement for the use or possession of Property (including a Sale and Leaseback), in each case under this clause (b), creating obligations that do not appear on the balance sheet of such person but which, upon the application of any debtor relief laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Taxes” shall have the meaning assigned to such term in Section 3.3(a).

“Term Loan” means collectively the Initial Term Loan and the Delayed Draw Term Loan.

“Third Party Sale” means the Agent’s option on behalf of Required Lenders to enforce a sale process for the sale of the Collateral and Pledged Shares, including the authority to engage independent bankers, consultants, legal advisors and other professionals with the appropriate industry expertise to serve as advisors for sale process at the sole expense of the Loan Parties

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“Title IV Plan” means any employee benefit plan (within the meaning of Section 3(3) of ERISA) subject to the provisions of Title IV of ERISA other than a Multiemployer Plan, as to which Borrower or any Subsidiary is making, or is obligated to make contributions, including as a result of being an ERISA Affiliate, or, during the preceding six calendar years, has made, or been obligated to make, contributions.

“U.S. Representation Letter” shall have the meaning assigned to such term in Section 2.1(c).

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

“Warrant Share” shall have the meaning assigned to such term in Section 2.1(c).

“Warrants” means common stock purchase warrants for the purchase of shares of common stock of the Borrower by the Agent substantially in the forms attached hereto as Exhibit D-1 and Exhibit D-2.

SECTION 1.2. Terms Generally. The definitions in Section 1.1 apply equally to both the singular and plural forms of the terms defined. Whenever the context requires, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be construed as if followed by the words “without limitation”. The words “herein”, “hereof” and “hereunder” and words of similar import refer to this Agreement (including the Exhibits hereto) in its entirety and not to any part hereof, unless the context otherwise requires. All references herein to Articles, Sections, and Exhibits are references to Articles and Sections of, and Exhibits to, this Agreement unless the context otherwise requires. Unless the context otherwise requires, any references to any agreement or other instrument or statute or regulation are to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provisions). Any reference in this Agreement to a “day” or number of “days” (without the explicit qualification of “business”) shall mean a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular day, and such day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given on, the next Business Day.

SECTION 1.3. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, unless otherwise specified herein the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”.

SECTION 1.4. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 7.2.

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ARTICLE II.
AMOUNTS AND TERMS OF THE ADVANCE

SECTION 2.1. The Loans and the Warrants.

(a) The Initial Term Loan. The Lenders agree, on the terms and conditions hereinafter set forth, to make the Initial Term Loan in an amount equal to $6,666,667, and such Initial Term Loan shall be advanced by the Lenders in one draw on the Closing Date in an amount equal to 90% of the Face Amount (such amount on the Closing Date being Six Million Dollars ($6,000,000)), reflecting the Origination Discount set forth in Section 2.2, less any cost, fees, and expenses to be paid pursuant to Section 11.5 hereof. The Initial Term Loan shall be payable in accordance with Section 3.1 hereof and the Principal Balance shall be due and payable on the Maturity Date.

(b) The Delayed Draw Term Loan. The Lenders agree, on the terms and conditions hereinafter set forth, to make the Delayed Draw Term Loan in an amount equal to $4,444,444 (the “Delayed Draw Face Amount”), and such Delayed Draw Term Loan shall be advanced by the Lenders in one draw on the Delayed Draw Effective Date in an amount equal to 90.0% of the Delayed Draw Face Amount (such amount on the Delayed Draw Effective Date being Four Million Dollars ($4,000,000)), reflecting the Origination Discount set forth in Section 2.2, less expenses obligated to be paid pursuant to Section 11.5 hereof. The Delayed Draw Term Loan shall rank pari passu in right of payment with the Initial Term Loan and be secured on a pari passu basis with the Initial Term Loan and shall be subject to the same terms and secured by the same Collateral that secures the Initial Term Loan. The Delayed Draw Term Loan shall be payable in accordance with Section 3.1 hereof.

(c) The Warrants.

(1) Borrower has authorized the offer, issuance and sale of Warrants to purchase 8,000,000 shares of common stock of the Borrower to the Agent, which entitle the Agent to acquire common stock of the Borrower at an exercise price per share of common stock (each, a “Warrant Share”) not lower than the price at which the Borrower received any price protection from the Canadian Securities Exchange, or the closing market price of the Borrower’s shares of common stock on the Canadian Securities Exchange on the trading day prior to the earlier of (i) dissemination of a news release disclosing the issuance of the Warrants or the posting of a notice of the proposed issuance of the Warrants, in the form and subject to the terms and conditions of the Warrant, provided a Warrant in the form attached hereto as Exhbit D-1 and a separate Warrant in the form attached hereto as Exhibit D-2 shall be issued to the Agent on the Closing Date, with the Warrant in the form attached hereto as Exhibit D-2 being held in escrow by the Borrower and released to the Agent on the Delayed Draw Effective Date, or cancelled if the Borrower does not request the Delayed Draw Term Loan by December 1, 2021. The Warrant in the form attached hereto as Exhibit D-2 is not exercisable by the Agent until it is released from escrow to the Agent. The offer and sale of the Warrants to the Agent is subject to there being an exemption from the prospectus requirements under applicable Canadian securities laws as well as there being an exemption from the registration requirements under the U.S. Securities Act, and applicable state securities laws. The Agent understands and acknowledges that it must complete, execute and deliver to the Borrower a U.S. representation letter (the “U.S. Representation Letter”) in the form provided by the Borrower to the Agent and such additional documents and instruments as the Borrower may reasonably require in order to ensure that the Agent is a U.S. “accredited investor” as such term is defined under Rule 501(a) of Regulation D under the U.S., Securities Act and also satisfies certain exempt purchaser status requirements under applicable Canadian securities laws, as applicable.

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(2) The Agent understands, acknowledges, represents and warrants to the Borrower that:

(A) The certificates representing the Warrants will bear such legends as required by applicable securities laws, the policies of the Canadian Securities Exchange and as further set out in the U.S. Representation Letter and the certificates representing the Warrants;

(B) The Warrant Certificate representing the Warrants will bear such legends as required by applicable securities laws, the policies of the Canadian Securities Exchange and as further set out in the U.S. Representation Letter and the Warrant Certificate;

(C) The Agent is knowledgeable of, or has been independently advised as to, the applicable securities laws of that jurisdiction which apply to the issuance and sale of the Warrants, and which may impose restrictions on the resale of such Warrants and the underlying Warrant Shares in that jurisdiction and it is the responsibility of the Agent to find out what those resale restrictions are, and to comply with them before selling the Warrants or any Warrant Shares;

(D) The Warrants and the Warrant Shares have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States and that the Warrants and any Warrant Shares may not be offered or sold in the United States or to or for the account or benefit of a U.S. person (as such term is defined under Rule 902(k) of Regulation S under the U.S. Securities Act) or a person in the United States without registration under the U.S. Securities Act and any applicable state securities laws or in compliance with the requirements of an exemption from, or a transaction not subject to, the registration requirements of the U.S. Securities Act and any applicable state securities laws;

(E) The Agent understands that the offer and sale of the Warrants by the Borrower to the Agent is being made in reliance on available exemptions from such registration requirements provided by Rule 506(b) of Regulation D or Section 4(a)(2) of the U.S. Securities Act and applicable state securities laws; and

(F) The Agent is familiar with the resale limitations imposed thereby and the U.S. Securities Act or has been independently advised of such resale limitations by an investment advisor or legal counsel.

SECTION 2.2. Origination Discount. Borrower acknowledges that the Term Loan will be funded with a non-refundable discount (the “Origination Discount”) of ten percent (10%) of the Face Amount, inclusive of all finally allocated commitments whether or not funded on the date hereof. The Origination Discount shall be reflected as a dollar for dollar reduction in the advance of the Term Loan on the Closing Date and the Delayed Draw Effective Date to Borrower, as applicable. The parties intend that the Origination Discount shall be treated as consideration for the use or forbearance of money. Borrower and Lenders acknowledge that the Origination Discount will constitute original issue discount (as that term is used in Section 1273(a) of the Code) solely for U.S. federal, state and local income tax purposes and, as such, is not being advanced to Borrower.

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SECTION 2.3. Interest. The Term Loan shall bear interest from and including the Closing Date, at the Interest Rate. Borrower promises to pay interest on the Principal Balance in cash in arrears on each Payment Date with respect thereto, as set forth in Section 3.1(a) below. Automatically upon the occurrence and during the continuance of any Event of Default described in Section 9.1(h), or, at the election of Agent, upon the occurrence and during the continuance of any other Event of Default described in Section 9.1, (which election may be made retroactively to the date of the applicable Default), the Term Loan shall bear interest from the Event of Default, at the Default Rate on the then current Principal Balance and shall be paid in cash on each Payment Date.

All computations of interest hereunder shall be made on the basis of a year of the actual number of days elapsed of a year of 360 days and (including the first day but excluding the last day) occurring in the period for which such interest is payable.

ARTICLE III.

PAYMENTS, PREPAYMENTS, TAXES

SECTION 3.1. Payments and Computations.

(a) The Principal Balance shall be payable on the Maturity Date, when all unpaid principal of, and accrued and unpaid interest on, the Face Amount shall be due and payable. Interest shall be payable at the Interest Rate on each Payment Date.

(b) Whenever any Payment Date shall occur on or any other payment hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fee, as the case may be.

(c) If the Obligations become due prior to the Maturity Date as a result of an Event of Default or if Borrower fails to repay the Principal Balance when due on the Maturity Date, then the Principal Balance (including for the avoidance of doubt, any accrued and unpaid interest (including interest at the Default Rate, if applicable) and any premium pursuant to Section 3.2), shall automatically become due and payable.

(d) Payments of principal, interest, and fees with respect to any amounts due hereunder or under any other Loan Document shall be made in Dollars in lawful currency of the United States (“Dollars”).

(e) Borrower shall make each payment under this Agreement not later than 12:00 p.m. (New York City time) on the day when due, by wire transfer, in immediately available funds to the Payment Account.

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SECTION 3.2. Prepayments.

(a) Voluntary Prepayments. Borrower may upon prior written notice to the Lenders, provided no Event of Default has occurred and is continuing, prepay the Face Amount or any portion thereof, in a minimum amount of $1,000,000, (i) after the expiration of the No Call Period and prior to the expiration of the Call Period, in an amount equal to the portion of the Face Amount being prepaid together with premium thereon determined by application of the Premium Rate applicable for the date of such prepayment as specified in the definition of “Premium Rate” in Section 1.01 or (ii) after the expiration of the Call Period, without penalty or premium, and in each case together with unpaid interest accrued on such portion to the date of such prepayment. Any prepayment notice shall be irrevocable and the payment amount specified in such notice shall be due and payable on the prepayment date described in such notice. No voluntary prepayments shall be permitted during the No Call Period; provided that any prepayments that may be required prior to expiration of the No Call Period pursuant to Section 3.2(b) or (c) below, shall be subject to the highest Premium Rate specified in the definition of “Premium Rate” set forth in Section 1.1, and such prepayment shall include the amount of unpaid interest as would be payable if such prepayment were to be made on the one (1) year anniversary of the Closing Date.

(b) Mandatory Prepayments. (i) Notwithstanding anything in Section 3.2(a) to the contrary, upon the receipt by any Loan Party of any Extraordinary Receipts, Borrower shall make a prepayment of the Term Loan as specified below in this Section 3.2(b); provided that (A) no such prepayment shall be required if Borrower shall deliver a certificate to the Agent within five (5) days after such Loan Party’s receipt of such Extraordinary Receipts stating that such Extraordinary Receipts shall be used to replace, repair or restore Properties used in such Loan Party’s business within a period specified in such certificate not to exceed 180 days after the date of such Loan Party’s receipt of such Extraordinary Receipts (such notice to include a proposed estimate of expenses and use of proceeds), and (B) upon the occurrence of (i) 180 days after the date of such Loan Party’s receipt of such Extraordinary Receipts or (ii), if earlier, a Default or an Event of Default, such Extraordinary Receipts, to any extent not theretofore so used as specified in the foregoing clause (A), shall be used to make a prepayment of the Term Loan as specified below in this Section 3.2(b).

(ii) Any prepayment of the Term Loan pursuant to this Section 3.2(b) shall, if made on a date that is after expiration of the Call Period, be in the sum of (A) a portion of the Face Amount outstanding on such date together with (B) unpaid interest accrued on such portion to such date which sum equals the lesser of (x) the amount of Extraordinary Receipts then payable pursuant to this Section 3.2(b) and (y) the full then outstanding Face Amount together with all unpaid interest accrued thereon.

(iii) Any prepayment of the Term Loan pursuant to this Section 3.2(b) shall, if made on a date that is prior to the expiration of the Call Period, be in the sum of (A) a portion of the Face Amount outstanding on such date together with (B) premium thereon determined by application of the Premium Rate that would be applicable to a prepayment of such portion on such date pursuant to Section 3.2(a), and (C) unpaid interest accrued on such portion (and if during the No Call Period, such interest shall be the amount of unpaid interest as would be payable if such prepayment were to be made on the one (1) year anniversary of the Closing Date), which sum equals the lesser of (x) the amount of Extraordinary Receipts then payable pursuant to this Section 3.2(b) and (y) the full then outstanding Face Amount together with all unpaid interest and premiums accrued thereon.

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(c) Prepayment Upon Change of Control. (i) Notwithstanding anything in Section 3.2(a) or 3.2(b) to the contrary, upon any Change of Control which is not a Permitted Change of Control, if required by the Agent in its sole discretion, Borrower shall make a prepayment of the Term Loan as specified below in this Section 3.2(c).

(ii) Any prepayment of the Term Loan pursuant to this Section 3.2(c) shall, if made on a date that is after the expiration of the Call Period, be the sum of (A) 101% of the Face Amount then outstanding together with (B) unpaid interest accrued on such outstanding Face Amount to such date.

(iii) Any prepayment of the Term Loan pursuant to this Section 3.2(c) shall, if made on a date that is prior to the expiration of the Call Period, be in the sum of (A) 101% the Face Amount outstanding on such date together with (B) the premium on such outstanding Face Amount determined by application of the Premium Rate that would be applicable to a prepayment of such outstanding Face Amount on such date pursuant to Section 3.2(a), and (C) unpaid interest accrued on such outstanding Face Amount (and if during the No Call Period, such interest shall be the amount of unpaid interest as would be payable if such prepayment were to be made on the one (1) year anniversary of the Closing Date).

SECTION 3.3. Taxes.

(a) Any and all payments by Borrower under the Term Loan shall be made, in accordance with Section 3.1, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (“Taxes”), excluding, (i) Taxes imposed on Lenders’ income, and franchise Taxes imposed on Lenders, as a result of any such Lender being organized under the laws of, engaging in business in, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), (ii) U.S. withholding Taxes imposed on amounts payable to or for the account of the Lenders with respect to the Term Loan pursuant to a law in effect on the date on which such Lender acquires its interest in the Term Loan and (iii) Taxes attributable to the relevant recipient’s failure to comply with Section 3.3(c). If Borrower shall be required by law to deduct any such amounts from or in respect of any sum payable under the Term Loan to the Lenders, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.3) the Lenders receive an amount equal to the sum they would have received had no such deductions been made, (B) Borrower shall make such deductions and (C) Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with the Requirements of Law. Borrower further agrees to pay any present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies which arise from any payment made on the Term Loan or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Note or any other Loan Document.

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(b) Borrower will indemnify the Agent and Lenders for the full amounts for which additional amounts are payable pursuant to Section 3.3(a) (including, without limitation, any such amounts imposed by any Governmental Authority on amounts payable under this Section 3.3) paid by the Lenders and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such amounts were correctly or legally asserted.

(c) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and the Agent, at the time or times reasonably requested by Borrower or the Agent, such properly completed and executed documentation reasonably requested by Borrower or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or the Agent, shall deliver such other documentation prescribed by Requirements of Law or reasonably requested by Borrower or the Agent as will enable Borrower or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and the Agent in writing of its legal inability to do so.

(d) If any Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.3 (including by the payment of additional amounts pursuant to this Section 3.3) or that such Taxes have been credited against any taxes that the Lender otherwise would have been required to pay in cash it shall pay to Borrower an amount equal to such refund or credit, net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Borrower, upon the request of such Lender, shall repay to such Lender the amount paid over pursuant to this paragraph (d) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such Lender is required to repay such refund or credit to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (d), in no event will any Lender be required to pay any amount to Borrower pursuant to this paragraph (d) the payment of which would place the Lender in a less favorable net after-Tax position than the Lender would have been in if the Tax subject to indemnification and giving rise to such refund or credit had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to Borrower or any other Person.

Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of the parties contained in this Section 3.3 shall survive the payment in full of principal and interest on the Term Loan.

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ARTICLE IV.

SECURITY

SECTION 4.1. Grant of Security Interest.

(a) The Agent, on behalf of the Lenders, has entered into the Pledge Agreement with the equity pledged thereunder to be held by the Agent for their benefit on behalf of the Lenders (the “Pledged Shares”), to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of its covenants and duties under the Loan Documents. Following any Event of Default hereunder, the Agent will immediately have the right to exercise the remedies set forth in Section 9.2 hereof, in addition to exercising any and all of its other rights and remedies under Requirements of Law, hereunder and under the other Loan Documents.

(b) The Agent on behalf of the Lenders, has entered into the Security Agreement to grant to the Lenders a first priority lien and security interest in the Collateral (as defined in the Security Agreement) to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of its covenants and duties under the Loan Documents.

SECTION 4.2. Delivery of Additional Documentation Required. The Loan Parties shall execute and deliver to the Agent, on behalf of the Lenders, to the extent requested by the Agent, prior to or concurrently with Borrower’s execution and delivery of this Agreement and at any time thereafter at the request of the Agent, all financing statements, continuation financing statements, fixture filings, security agreements, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, Real Property Deliverables, and all other documents that the Agent may reasonably request, in form satisfactory to the Agent, to perfect and maintain perfection of the Agent’s security interests in the Collateral (including for the avoidance of doubt, Real Property Collateral) and in order to fully consummate all of the transactions contemplated under the Loan Documents.

SECTION 4.3. Exclusion from Collateral. Notwithstanding anything in this Agreement or any other Loan Document to the contrary, the Collateral shall not include any Excluded Asset or the equity interests in any Excluded Subsidiary.

SECTION 4.4. Release of Security Interest.

(a) Upon the payment in full in cash of the outstanding Obligations (other than inchoate obligations for indemnification or unasserted claims for reimbursement), the security interests granted pursuant to Loan Documents shall automatically terminate (other than provisions therein that are expressly intended to survive), Borrower (or their designee) shall be authorized to file evidence of termination of the same and the Agent and the Lenders agree to, at the sole expense of Borrower, execute and deliver such releases of its security interest in the Collateral as may be reasonably requested by Borrower.

(b) Upon the proposed sale or other Disposition of any Collateral to any Person (other than an Affiliate of Borrower) that is permitted by this Agreement or to which Agent has otherwise consented, for which Borrower desires to obtain a security interest release, Borrower shall deliver an officer’s certificate stating that the Collateral subject to such Disposition is being sold or otherwise disposed of in compliance with the terms hereof. Upon the receipt of such certificate, unless the Agent disputes whether such sale or disposition is permissible under this Agreement, the Agent shall, at Borrower’s expense, execute and deliver such releases of its security interest in such Collateral as may be reasonably requested by Borrower.

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ARTICLE V.
CONDITIONS OF LENDING

SECTION 5.1. Conditions Precedent to the Initial Term Loan. The obligation of the Lenders to make the Initial Term Loan is subject to the conditions precedent that:

(a) Agent shall have received on the Closing Date, in satisfactory form and substance:

(a) a Note representing the aggregate amount of the Initial Term Loan, duly executed by Borrower and payable to the Agent;

(b) a letter of direction attaching a funds flow initiating payment of a fee of $66,666.67 US Dollars payable to Agent from the proceeds of the Term Loan (the “Agent Fee”);

(c) this Agreement, duly executed by each Loan Party;

(d) (1) certificate of an Authorized Officer of each Loan Party certifying and attaching as applicable: (i) the articles/certificate of formation, as applicable, and all amendments thereto, certified as of a recent date by the secretary of the state of formation, (ii) bylaws/operating agreement, as applicable, and all amendments thereto, (iii) resolutions, (iv) the incumbency and signatures of the officers or representatives executing the Loan Agreement and the other Loan Documents and (v) certificates of appropriate officials as to the existence and good standing of each Loan Party in its jurisdiction of formation, dated as of a recent date; and (2) a certificate of the Chief Financial Officer of Borrower, certifying as to Solvency of the Loan Parties; and that each of the representations and warranties made in Article VI hereof are true and correct as of the Closing Date except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty was true and correct on and as of such earlier date);

(e) the Pledge Agreement;

(f) the Security Agreement;

(g) the Budget (including for the avoidance of doubt satisfactory forecasted Capital Expenditures);

(h) the Warrants issuable on the Closing Date pursuant to Section 2.1(c);

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(i) the Perfection Certificate;

(j) the Intercompany Subordinated Note;

(k) the Omnibus Collateral Assignments;

(l) evidence satisfactory to the Lenders of the filing of appropriate financing statements on Form UCC 1 in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests purported to be created by the Security Agreement;

(m) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Lender) representing all certificated equity securities pledged pursuant to the Pledge Agreement;

(n) a payoff letter and other evidence satisfactory to Agent that the Debt listed on Schedule 5.1(s) will be paid off simultaneously herewith or otherwise extinguished using the proceeds hereof (including the conversion of any outstanding equity interests), and that any Lien or encumbrances related thereto will be simultaneously released, each in form and substance satisfactory to Agent;

(o) the information describing management compensation and any existing or contemplated incentive plans, and non-competition agreements; and

(p) evidence satisfactory to Agent that since July 31, 2020, there has been no change in the financial condition or operations of Borrower and its Subsidiaries taken as a whole, which could reasonably be expected to have a Material Adverse Effect, as determined by the Agent in its reasonable discretion (including for the avoidance of doubt, any interruption to business or operations relating to COVID-19).

(b) Borrower shall have paid all fees and expenses payable on or before the Closing Date as required by this Agreement or any other Loan Document, including reasonable fees, charges, and disbursements of counsel to the Agent (directly to such counsel if requested by the Agent) to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between Agent and Borrower).

(c) The Agent shall have received, in satisfactory form and substance, evidence of Borrower’s ownership of each Subsidiary.

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(d) The Agent shall have received, in satisfactory form and substance, certificates evidencing the Loan Parties insurance coverage as required pursuant to Section 7.7 hereof.

(e) The Agent shall have received each other Loan Document not referenced in this Section 5.1 (if any) and such other documents and instruments with respect to the transactions contemplated hereby as the Agent may reasonably request.

SECTION 5.2. Conditions Precedent to Delayed Draw Term Loan. The obligation of any Lender to make the Delayed Draw Term Loan on the Delayed Draw Effective Date is subject to the fulfillment, in a manner reasonably satisfactory to Lenders, of each of the following conditions precedent:

(a) Borrower shall have paid all fees, costs, expenses and Taxes then payable by Borrower pursuant to this Agreement and the other Loan Documents, including, without limitation, pursuant to Article II and Section 11.5 hereof.

(b) Borrower shall deliver to the Agent a fully executed Funding Notice for the Delayed Draw Term Loan during the Delayed Draw Request Period and no less than thirty (30) days (or such shorter time as the Agent may agree in writing) prior to the proposed Delayed Draw Effective Date, and, promptly upon receipt thereof, the Agent shall notify each Lender of the proposed borrowing.

(c) The Agent shall have received a letter of direction attaching a funds flow initiating payment of a fee of $44,444.44 US Dollars payable to Agent from the proceeds of the Delayed Draw Term Loan.

(d) The following statements shall be true and correct and Borrower’s acceptance of the proceeds of such Delayed Draw Term Loan, and shall each be deemed to be a representation and warranty by each Loan Party on the date of such Delayed Draw Term Loan that: (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to Agent or any Lender pursuant hereto or thereto on or prior to the date of such Delayed Draw Term Loan are true and correct in all material respects (except that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date), (ii) at the time of and after giving effect to the making of such Delayed Draw Term Loan and the application of the proceeds thereof, no Event of Default has occurred and is continuing or would result from the making of the Delayed Draw Term Loan to be made on such date and (iii) the conditions set forth in this Section 5.2 have been satisfied as of the date of such request;

(e) The Agent shall have received an updated Budget (including, for the avoidance of doubt, forecasted Capital Expenditures) that the Agent shall have approved as reasonably satisfactory to the Agent, such approval not to be unreasonably withheld;

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(f) The Agent shall have received the Warrants issuable on the Delayed Draw Effective Date pursuant to Section 2.1(c);

(g) The Agent shall have received a certificate of the Chief Financial Officer of Borrower, certifying as to (i) the Solvency of the Loan Parties, (ii) the satisfaction of each of the conditions specified in Section 5.2(d), and (iii) such additional information as the Agent may reasonably request; and

(h) In addition, the Agent shall have received all other documents and information as it may reasonably request in satisfactory form and substance.

ARTICLE VI.
REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Agreement, Borrower represents and warrants to the Lenders that:

SECTION 6.1. Existence. Borrower and each of its Subsidiaries is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated or organized and is duly qualified or licensed to do business in all jurisdictions where its Property is owned or the business transacted by it makes such qualification necessary.

SECTION 6.2. Power and Authorization. Borrower and each of its Subsidiaries, as applicable, is duly authorized and empowered to execute, deliver, and perform its obligations under each Loan Document and all corporate or other action Borrower’s or its Subsidiaries’ as applicable, part requisite for the due execution, delivery, and performance of each Loan Document has been duly and effectively taken.

SECTION 6.3. Binding Obligations. Each Loan Document constitutes the legal, valid and binding obligation of Borrower and each of its Subsidiaries, as applicable, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by principles governing the availability of equitable remedies.

SECTION 6.4. Financial Statements; No Material Adverse Effect.

(a) Borrower has heretofore delivered to the Agent (i) the Historical Financial Statements, audited by and accompanied by the unqualified opinion of Marcum, LLC, independent public accountants, and (ii) the consolidated balance sheets of Borrower and its Subsidiaries and the related consolidated statements of income or operations, changes in stockholders’ equity and cash flows certified by the chief financial officer of Borrower. Such financial statements, and all financial statements delivered pursuant to Section 7.2(a), (b) and (c) have been prepared in accordance with GAAP consistently applied throughout the applicable period covered thereby and present fairly and accurately the consolidated financial condition and results of operations and cash flows of Borrower as of the dates and for the periods to which they relate (subject to normal year-end audit adjustments and the absence of footnotes). Except as set forth in such financial statements, there are no material liabilities of Borrower or any of its Subsidiaries of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability.

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(b) Borrower has delivered to the Agent and the Lenders the Budget.

(c) Since the date of the most recent audited financial statements of Borrower and its Subsidiaries, there has been no event, change, circumstance, condition, development or occurrence that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(d) Neither Borrower nor its Subsidiaries have had any material disruption to their business or operations as a result of COVID-19 and do not expect any material disruption to business or operations to occur as a result of COVID-19 hereafter.

SECTION 6.5. Intellectual Property.

(a) Each Loan Party owns or is licensed to use, free and clear of all Liens (other than Permitted Liens), all Intellectual Property, necessary for the conduct of its business as currently conducted.

(b) No claim has been asserted and is pending by any person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Loan Party know of any valid basis for any such claim. To the knowledge of each Loan Party, its use of such Intellectual Property does not infringe the rights of any person. Except pursuant to licenses and other user agreements entered into by each Loan Party in the ordinary course of business which, in the case of licenses and user agreements in existence on the date hereof, no Loan Party has done anything to authorize or enable any other person to use any such Intellectual Property. Each Loan Party has taken commercially reasonable actions to protect the secrecy, confidentiality and value of all material trade secrets used in such Loan Party’s business.

(c) No Violations or Proceedings. (i) There is no violation by others of any right of any Loan Party with respect to any Intellectual Property, other than such violations that, individually or in the aggregate, could not reasonably be expected to materially adversely affect the value or utility of the Intellectual Property or any portion thereof material to the use and operation of the Collateral, (ii) no Loan Party is infringing upon or misappropriating any copyright, patent, trademark, trade secret or other intellectual property right of any other person, (iii) no Loan Party is in breach of, or in default under, any material license of Intellectual Property by any other person to such Loan Party, and (iv) no proceedings have been instituted or are pending against any Loan Party or, to the knowledge of any Loan Party, are threatened, and no claim against any Loan Party has been received by any Loan Party, alleging any such infringement or misappropriation.

(d) No Impairment. Neither the execution, delivery or performance of this Agreement and the other Loan Documents, nor the transactions contemplated hereby, will alter, impair or otherwise affect or require the consent, approval or other authorization of any other person in respect of any material right of any Loan Party in any Intellectual Property.

(e) No Agreement or Order Materially Affecting Intellectual Property. No Borrower is subject to any settlement, covenant not to sue or other instrument, agreement or other document, or any outstanding order, which may materially affect the validity or enforceability or restrict in any manner such Loan Party’s use, licensing or transfer of any of the Intellectual Property.

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SECTION 6.6. Properties.

(a) Each Loan Party has good and marketable title to, or valid leasehold interests in, all its property material to its business (including Real Property, if any), free and clear of all Liens and irregularities, deficiencies and defects in title, except for Permitted Liens and minor irregularities, deficiencies and defects in title that, individually or in the aggregate, do not, and could not reasonably be expected to, interfere with its ability to conduct its business as currently conducted or to utilize such property for its intended purpose.

(b) The Property of the Loan Parties, taken as a whole, (i) is in good operating order, condition and repair (ordinary wear and tear excepted), and (ii) constitutes all the Property which is required for the business and operations of the Loan Parties as presently conducted.

(c) Schedule 6.6(c) contains a true, accurate and complete list as of the date hereof of each ownership and leasehold interest in Real Property (i) owned by any Loan Party and describes the type of interest therein held by such Loan Party and (ii) leased, subleased or otherwise occupied or utilized by any Loan Party, as lessee, sub-lessee, franchisee or licensee and describes the type of interest therein held by such Loan Party and whether such lease, sublease or other instrument requires the consent of the landlord thereunder or other parties thereto.

(d) Following the execution of this Agreement, Borrower hereby agrees to use commercially reasonable efforts to obtain a Landlord Waiver for the Real Property located at 709 Sugar Lane, Elyria, Ohio 44035 within sixty (60) days of the execution of this Agreement, or such longer time as may be reasonably requested by Agent.

(e) Each Loan Party owns or has rights to use all of its Property and all rights with respect to any of the foregoing which are required for the business and operations of the Loan Parties as presently conducted. The use by each Loan Party of its property and all such rights with respect to the foregoing do not infringe on the rights or other interests of any person, in any material respect. No claim has been made and remains outstanding that any Loan Party’s use of any of its property does or may violate the rights of any third party in any material respect. The Real Property is zoned in all material respects to permit the uses for which such Real Property is currently being used. The present uses of the Real Property and the current operations of each Loan Party’s business do not violate any provision of any applicable building codes, subdivision regulations, fire regulations, health regulations or building and zoning by-laws in any material respect.

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SECTION 6.7. Equity Interests and Subsidiaries. Schedule 6.7 sets forth (i) each Loan Party and its jurisdiction of incorporation or organization as of the date hereof and (ii) the number of each class of its equity interests authorized, and the number outstanding, on the date hereof and the number of equity interests covered by all outstanding options, warrants, rights of conversion or purchase and similar rights on the date hereof. Except as set forth in Schedule 6.7, as of the date hereof Borrower and no Subsidiary of Borrower (a) has any Subsidiaries, or (b) is engaged in any joint venture or partnership with any other Person. All equity interests of Borrower and its Subsidiaries are duly and validly issued and are fully paid and non-assessable, and are owned by Borrower, directly or indirectly, through wholly-owned Subsidiaries. The Pledged Shares under the Pledge Agreement consistute sufficient voting interest to control each such entity. Each Loan Party is the record and beneficial owner of, and has good and marketable title to, the equity interests pledged by (or purported to be pledged by) it under the Pledge Agreement, free of any and all Liens, rights or claims of other persons and, as of the date hereof, there are no outstanding warrants, options or other rights (including derivatives) to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any such equity interests (or any economic or voting interests therein).

SECTION 6.8. Investment Company Act. No Loan Party is an “investment company” or a company “controlled” by an “investment company,” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

SECTION 6.9. No Material Misstatements.

(a) Borrower has disclosed to the Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. At the time furnished, the reports, financial statements, certificates or other information furnished (whether in writing or orally) (other than forecasts and other forward-looking information, budgets, estimates and information of a general economic or industry-specific nature) by, or on behalf of Borrower or any other Loan Party to the Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished) are complete and correct in all material respects and do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(b) The Projections have been prepared in good faith based upon assumptions believed by the Loan Party to be reasonable at the time made and at the time furnished (it being recognized that such Projections are not to be viewed as facts and that no assurance can be given that any particular financial projections (including the Projections) will be realized, that actual results may differ significantly from projected results and that such Projections are not a guarantee of performance).

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SECTION 6.10. Labor Matters.

(a) There are no strikes, lockouts, stoppages or slowdowns or other material labor disputes affecting, pending or threatening any Loan Party.

(b) The Term Loan will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Loan Party is bound.

(c) All payments due from any Loan Party, or for which any claim may be made against any Loan Party, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Loan Party except to the extent that the failure to do so has not had, and could not reasonably be expected to have, a Material Adverse Effect.

(d) The hours worked by and payments made to employees of any Loan Party have not been in violation of the Fair Labor Standards Act of 1938, as amended.

SECTION 6.11. ERISA. Each Plan and, with respect to each Plan, Borrower and its ERISA Affiliates are in compliance in all material respects with the applicable provisions of ERISA and the Code. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS indicating that such Plan is so qualified and nothing has occurred subsequent to the issuance of such determination letter which would cause such Plan to lose its qualified status. No liability to the PBGC (other than required premium payments), the IRS, any Plan (other than in the ordinary course) or any trust established under Title IV of ERISA has been or is expected to be incurred by Borrower or any of its ERISA Affiliates with respect to any Plan. No ERISA Event has occurred or could reasonably be expected to occur. The present value of all accrued benefit obligations under each Single Employer Plan (based on those assumptions used to fund such Single Employer Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Single Employer Plan allocable to such accrued benefit obligations by a material amount. As of the most recent valuation date for each Multiemployer Plan, the potential liability of Borrower and each of its ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 or Section 4205 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, is zero. Borrower and each of its ERISA Affiliates have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in material “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan. Neither Borrower nor any of its ERISA Affiliates contributes to, or has any liability with respect to, any Multiemployer Plan or has any contingent liability with respect to any post-retirement welfare benefit under a Plan that is subject to ERISA, other than liability for continuation coverage described in Part 6 of Title I of ERISA. Neither Borrower nor any of its ERISA Affiliates maintains or contributes to any employee benefit plan that is subject to the laws of any jurisdiction outside the United States of America.

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SECTION 6.12. Environmental Matters. The Loan Parties:

(a) are, and have been, in compliance with all applicable Environmental Laws including obtaining, maintaining and complying with all permits required for their current or intended operations or for any Property owned, leased, or otherwise operated by any of them in all material respects; and

(b) believe that compliance with any environmental Requirements of Law that is or is expected to become applicable to any of them will be timely attained and maintained in all material respects, without material expense.

SECTION 6.13. Insurance. Schedule 6.13 sets forth a true, complete and accurate description in reasonable detail of all insurance maintained by each Loan Party and its Subsidiaries as of the date hereof. Each Loan Party is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged. No Loan Party (i) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (ii) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers.

SECTION 6.14. Security Documents. The Security Agreement, Pledge Agreement, and Mortgage (if any) are effective to create in favor of the Agent, for the benefit of the Lenders, a legal, valid, binding and enforceable security interest in and pledge of the Collateral described therein and proceeds and products thereof. In the case of (i) pledged equity interests represented by certificates, if any, (x) when such certificates are delivered to the Agent or (y) when financing statements in appropriate form are filed, and (ii) the other Collateral described in the Security Agreement, when financing statements in appropriate form are filed, the Lien created by the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Party in such Collateral and the proceeds and products thereof, as security for the Obligations, in each case, prior and superior in right to any other Person (except, with respect to priority only, Permitted Liens).

SECTION 6.15. PATRIOT Act, etc. To the extent applicable, each Loan Party is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the PATRIOT Act. No part of the proceeds of the Term Loan will be used, directly or indirectly, for any payment to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

SECTION 6.16. Anti-Money Laundering Laws.

(a) Neither Borrower nor any Subsidiary is in violation of any Anti-Money Laundering Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Money Laundering Law.

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(b) Neither Borrower nor any Subsidiary or their respective agents acting or benefiting in any capacity in connection with the loans or the other transactions hereunder, is any of the following (each a “Blocked Person”):

(a) a Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224;

(b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224;

(c) a Person with which any Agent or Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Money Laundering Law;

(d) a Person that commits, threatens or conspires to commit or supports “terrorism” (as defined in Executive Order No. 13224);

(e) a Person that is named as a “specially designated national” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website or any replacement website or other replacement official publication of such list; or

(f) a Person affiliated or associated with any Person described in Section 6.16(b)(i)-(v) above.

(c) No Loan Party or, to the knowledge of any Loan Party, any of its agents acting in any capacity in connection with the Term Loan or the other transactions hereunder (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224.

SECTION 6.17. Anti-Corruption Laws and Sanctions.

(a) Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

(b) Borrower and its Subsidiaries, and their respective officers, directors, employees and, to the knowledge of Borrower, the agents of Borrower and its Subsidiaries, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.

(c) (i) No Loan Party and to the knowledge of the such Loan Party none of its directors, officers or employees, and (ii) to the knowledge of any Loan Party, no agent of such Loan Party that will act in any capacity in connection with or benefit from the Term Loan, is a Sanctioned Person.

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SECTION 6.18. Government Approvals. The execution, delivery and performance by Borrower and each of its Subsidiaries, as applicable, of this Agreement and the other Loan Documents to which Borrower is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent (including any Cannabis License) of, or filing with, any governmental agency or authority other than those already obtained.

SECTION 6.19. Taxes; Governmental Charges. Other than Tax obligations deferred in the ordinary course of business as set forth on Schedule 6.19 (which for the avoidance of doubt shall exclude deferral of any excise or sales Taxes past when due), Borrower and each of its Subsidiaries has timely filed or caused to be timely filed all material federal, state, province, and foreign income tax returns which are required to be filed, and has paid or caused to be paid all Taxes as shown on such returns or on any assessment received by it to the extent that such Taxes have become due.

SECTION 6.20. Compliance with Law. The business and operations of Borrower and each of its Subsidiaries as conducted, are in compliance in all respects with all Requirements of Law in all material respects, including for the avoidance of doubt, regulations requiring all employees to have active agent cards.

SECTION 6.21. Absence of Financing Statements. Except as provided herein and those in existence as of the date hereof, there is no financing statement, security agreement, chattel mortgage, real estate mortgage/deed of trust or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, the Property of Borrower or any of its Subsidiaries, or any rights relating thereto.

SECTION 6.22. Litigation. Except as set forth in Schedule 6.22 there are no actions, suits, proceedings or investigations of any kind pending or, to the knowledge of Borrower, threatened against Borrower or any of its Subsidiaries before any court, tribunal or administrative agency or board.

SECTION 6.23. Solvency. Borrower and its Subsidiaries are Solvent and will continue to be Solvent after the creation of the Obligations contemplated hereunder.

SECTION 6.24. Material Contracts. Schedule 6.24 contains a true, accurate and complete list of each Material Contract of Borrower and its Subsidiaries, each of which as of the date hereof is in all material respects in force and effect and binding upon and enforceable against each Loan Party that is a party thereto and, to the best knowledge of such Loan Party, all other parties thereto in accordance with its terms. Neither Borrower nor any of its Subsidiaries is in breach or in default under any Material Contract to which it is a party and has not received any written notice of the intention of any other party (including any Governmental Authority) thereto to terminate, revoke, or suspend such Material Contract or of any alleged non-compliance thereunder.

SECTION 6.25. No Default or Event of Default. No event has occurred or is continuing which constitutes, or could reasonably be expected to result in, a Default or Event of Default hereunder.

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SECTION 6.26. No Conflicts. Subject to Section 11.15, the transactions contemplated by this Agreement and the other Loan Documents (i) do not require any consent, exemption, authorization or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect, and (B) filings necessary to perfect or maintain the perfection or priority of the Liens created by the Security Agreement and Pledge Agreement, (ii) will not violate the organizational documents of any Loan Party, (iii) will not violate or result in a default or require any consent or approval under any indenture, instrument, agreement, or other document binding upon any Loan Party or its property or to which any Loan Party or its property is subject, or give rise to a right thereunder to require any payment to be made by any Loan Party, (iv) will not violate any Requirement of Law in any material respect and (v) will not result in the creation or imposition of any Lien on any property of any Loan Party, except Liens created by the Security Agreement. Notwithstanding the foregoing,

SECTION 6.27. No Outstanding Debt. As of the date hereof the Loan Parties do not have any outstanding Debt except for Debt permitted under Section 8.2 hereof.

SECTION 6.28. Bank Accounts. Schedule 6.28 contains a true, accurate and complete list of each Bank Account held by the Borrower as of the date hereof.

ARTICLE VII.
AFFIRMATIVE COVENANTS

So long as any Obligation shall remain unpaid, Borrower and its Subsidiaries covenant and agree that, unless the Agent shall otherwise consent in writing:

SECTION 7.1. Compliance.

(a) Compliance with Laws, Etc. Borrower will, and will cause its Subsidiaries to, comply with all Requirements of Law except to the extent failure to so comply could not reasonably be expected to result in a Material Adverse Effect.

(b) Compliance with Environmental Laws; Notice; Preparation of Environmental Reports.

(a) Borrower will, and will cause its Subsidiaries to comply, and cause all lessees and other Persons operating or occupying its Real Property to: (A) comply, with all applicable Environmental Laws and Environmental Permits; (B) obtain and renew all Environmental Permits necessary for its operations and properties; (C) conduct any investigation, study, sampling and testing, and undertake any cleanup, response or other corrective action necessary to address any releases of Materials of Environmental Concern at, on, under or emanating from any Real Property owned, leased or operated by it in accordance with the requirements of all Environmental Laws, and (D) make an appropriate response to any investigation, notice, demand, claim, suit or other proceeding asserting Environmental Liability against Borrower or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder, except in the case of each of clauses (A) through (D), where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and

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(b) at the reasonable request of the Agent from time to time, provide to the Agent within 60 days after such request, at the expense of Borrower, an environmental assessment report for any Real Property owned, leased or operated by it described in such request, prepared by an environmental consulting firm acceptable to the Agent, indicating the presence or absence of Materials of Environmental Concern or noncompliance with Environmental Law and the estimated cost of any compliance, response or other corrective action to address any Materials of Environmental Concern on such Real Property; without limiting the generality of the foregoing, if the Agent determines at any time that a material risk exists that any such report will not be provided within the time referred to above, the Agent may retain an environmental consulting firm to prepare such report at the expense of Borrower, and Borrower hereby grants and agrees to cause any Subsidiary that owns or leases any property described in such request to grant the Agent, the Lenders, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants or necessary consent of landlords, to enter onto their respective Real Property to undertake such an assessment. Borrower will, at its sole cost and expense, comply with all reasonable written requests of the Agent to effectuate remediation of any condition (including but not limited to a release of hazardous substance) in, on, under or from the Real Property or take other reasonable action necessary or appropriate for protection of human health or the environment.

SECTION 7.2. Reporting and Notice Requirements. Borrower will furnish to the Agent:

(a) Monthly Financial Statements. As soon as available, and in any event within thirty (30) days after the end of each fiscal month of the Loan Parties, commencing with the first fiscal month ending after the Closing Date, (A) internally prepared balance sheets (which are to be consolidated, if applicable), statements of operations and retained earnings and statements of cash flows for Borrower and its Subsidiaries as at the end of such fiscal month, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such fiscal month, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (x) the financial statements for the immediately preceding Fiscal Year, and (y) the Projections, all in reasonable detail and certified by the Chief Financial Officer of Borrower as fairly presenting, in all material respects, the financial position of Borrower and its Subsidiaries as at the end of such fiscal month and the results of operations, retained earnings and cash flows of Borrower and its Subsidiaries for such fiscal month and for such year-to-date period, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Lenders, subject to the absence of footnotes and normal year-end adjustments; (B) a progress report on the build-out or opening of any new dispensaries and any pending or planned license and permit applications in reasonable detail satisfactory to the Agent and certified by the Chief Financial Officer of Borrower; (C) a sales status report summarizing the inventory and sales in all locations of Borrower and its Subsidiaries for such month in reasonable detail satisfactory to the Agent and certified by the Chief Financial Officer of Borrower; (D) bank account statements for all Bank Accounts (including for the avoidance of doubt, all Bank Accounts entered into after the Closing Date, if any); and (E) any other reports requested by Agent in its reasonable discretion.

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(b) Quarterly Financial Statements. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of the Loan Parties commencing with the first fiscal quarter ending after the Closing Date, balance sheets (which are to be consolidated, if applicable), statements of operations and retained earnings and statements of cash flows of Borrower and its Subsidiaries as at the end of such quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year and (B) the Projections, all in reasonable detail and certified by the Chief Financial Officer of Borrower as fairly presenting, in all material respects, the financial position of the Loan Parties as of the end of such quarter and the results of operations and cash flows of the Loan Parties for such quarter and for such year-to-date period, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements of Borrower and its Subsidiaries furnished to the Lenders, subject to the absence of footnotes and normal year-end adjustments;

(c) Annual Financial Statements. As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year, balance sheets (which are to be consolidated, if applicable), statements of operations and retained earnings and statements of cash flows of Borrower and its Subsidiaries as at the end of such Fiscal Year, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year, and (B) the Projections, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an opinion, prepared in accordance with generally accepted auditing standards, of independent certified public accountants of recognized standing selected by Borrower and satisfactory to the Agent (which opinion shall be without (1) a “going concern” or like qualification or exception or (2) any qualification or exception as to the scope of such audit), together with a written statement of such accountants (x) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of an Event of Default or a Default and (y) if such accountants shall have obtained any knowledge of the existence of an Event of Default or such Default, describing the nature thereof;

(d) Quarterly Compliance Certificate. Simultaneously with the delivery of the quarterly financial statements of the Loan Parties required by clause (b) of this Section 7.2, a certificate of the Chief Financial Officer of Borrower (a “Quarterly Compliance Certificate”): certifying (or providing a schedule of exceptions) that (i) the Chief Financial Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of Borrower and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Loan Parties were in compliance with all of the provisions of this Agreement and such Loan Documents at the times such compliance is required hereby and thereby, and that such review has not disclosed, and the Chief Financial Officer has no knowledge of, the occurrence and continuance during such period of an Event of Default or Default or, if an Event of Default or Default had occurred and continued or is continuing, describing the nature and period of existence thereof and the action which the Loan Parties propose to take or have taken with respect thereto; (ii) each of the representations and warranties made in Article VI hereof shall be true and correct in all material respects as of the date thereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that any representation and warranty qualified by “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects; (iii) all insurance coverage required hereunder is being maintained and there have been no claims filed under such policies; (iv) no lawsuits or material claims have been threatened or filed against any Loan Parties; (v) there have not been any investigations, inquiries, or other disciplinary actions by any Governmental Authority; (vi) the Loan Parties have complied with all affirmative and negative covenants under Articles VII and VIII of this Agreement including, for the avoidance of doubt, the Liquidity Covenant, and any supplemental information requested by Agent in connection therewith; (vii) there have been no changes to the information contained the Perfection Certificates delivered on the Closing Date and/or attaching an updated Perfection Certificate identifying any such changes to the information contained therein; and (viii) attaches (x) a summary of any construction occurring at any Real Property and Permitted Acquisitions contemplated at the time thereof, including copies of related term sheets and letters of intent and (y) any new Management Agreement entered into since the Closing Date, which for the avoidance of doubt, shall have been collaterally assigned to the Agent.

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(e) Budget Report. On a quarterly basis, an Authorized Officer of Borrower shall provide Agent with an updated Budget for the Loan Parties, in form and substance reasonably satisfactory to the Agent, superseding the Budget previously required to be delivered pursuant to this Agreement, along with a summary analysis of any material variances for such prior period that has been prepared on a reasonable basis and in good faith based on assumptions, estimates, methods and tests that are believed by the Loan Parties to be reasonable at the time such Budget was prepared and information believed by the Loan Parties to have been accurate based upon the information available to the Loan Parties at the time such Budget was furnished to the Lenders.

(f) Tax Returns. Within five (5) days after the filing thereof, copies of the tax returns filed by Borrower or its Subsidiaries.

(g) Notice of Default; Loss of Material Contract or Material Adverse Effect. Promptly after any officer of any Loan Party knows or has reason to know that any Default or Event of Default has occurred, but in any event within two (2) days after the occurrence of an Event of Default or Default, loss of a Material Contract of Borrower or any of its Subsidiaries or the occurrence of any event or development that could reasonably be expected to have a Material Adverse Effect, the written statement of an Authorized Officer of Borrower setting forth the details of such Event of Default or Default, loss or other event or development and the action which the affected Loan Party proposes to take with respect thereto.

(h) Notification of Claim against Collateral. Immediately upon becoming aware thereof, notice in writing of any setoff, or other defenses to which any of the Collateral, or the Lenders’ rights with respect to the Collateral, are subject.

(i) Communications with Governmental Authorities. Promptly, but in no event later than five (5) days, after submission to any Governmental Authority, or receipt thereof, all documents and information furnished to or received by such Governmental Authority in connection with any investigation of any Loan Party other than routine inquiries by such Governmental Authority;

(j) Material Contracts. As soon as possible and in any event within 5 days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes or receives in connection pertaining to any violation or default under or cancellation or termination of any Material Contract of Borrower or any of its Subsidiaries (including for the avoidance of doubt any notice regarding a Cannabis License);

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(k) Board Materials. As soon as possible and in any event within 5 days after the delivery thereof to any Loan Party’s Board of Directors, copies of all reports or other information so delivered;

(l) Financial Reports. Promptly upon receipt thereof, copies of all financial reports (including, without limitation, management letters), if any, submitted to any Loan Parties’ by its auditors in connection with any annual or interim audit of the books thereof;

(m) Insurance. Promptly, but in no event later than five (5) days following a request, any certification or other evidence requested from time to time by any Lender or Agent in its reasonable discretion, confirming the Borrower’ compliance with Section 7.7 hereof.

(n) Collateral Reporting. On a monthly basis, for Borrower and its Subsidiaries: (A) as soon as available, but in any event within ten (10) Business Days after each such fiscal month: (i) inventory reports as of the end of such fiscal month, (ii) accounts receivable and accounts payable reports as of the end of such fiscal month, and (iii) sales status reports summarizing the sales in each location of Borrower and its Subsidiaries as of the end of such fiscal month and (iv) average price per product report as of the end of such fiscal month.

(o) Notification of Pending Litigation. Immediately upon becoming aware thereof, notice in writing of the commencement of, or any material development in, any litigation or proceeding affecting Borrower or any of its Subsidiaries.

(p) Additional Information. Such other reports and other information concerning the condition or operations, financial or otherwise as the Agent may from time to time reasonably request.

SECTION 7.3. Use of Proceeds. The proceeds of the Term Loan (including any Delayed Draw Term Loan as applicable) will be exclusively used by Borrower and each of its Subsidiaries for (i) capital expenditures relating to the building of cultivation and processing facilities and dispensaries in California, Ohio, Michigan, and Arkansas listed on Schedule 7.3 hereto, (ii) Permitted Acquisitions, (iii) paying Agent’s fees and expenses, and (iv) working capital and general corporate purposes relating to operations of the Loan Parties.

SECTION 7.4. Taxes and Liens. The Loan Parties will (a) pay, discharge or otherwise satisfy as the same shall become due and payable in the normal conduct of its business all its obligations and liabilities in respect of Taxes imposed upon it or upon its income or profits or in respect of its Property, taking into account 26 U.S. Code §280E (to the extent applicable), except, in each case, (i) to the extent any such Tax is being contested in good faith and by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP, or (ii) if such failure to pay or discharge such obligations and liabilities would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (b) timely and accurately file all federal, state and other material Tax returns required to be filed.

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SECTION 7.5. Maintenance of Property and Licenses.

(a) Maintenance of Property. The Loan Parties will at all times maintain, preserve, protect, and keep, or cause to be maintained, preserved, protected, and kept, the Property of each Loan Party and each of their Subsidiaries in good repair, working order, and condition (ordinary wear and tear excepted) and consistent with the applicable entity’s past practice, and will not transfer or cease the operations being conducted at any such Real Property.

(b) Preservation of Material Contracts and Permits. Borrower shall, and shall cause each of its Subsidiaries to at all times: (i) preserve, renew and keep in full force and effect all of its Material Contracts (including for the avoidance of doubt, each Cannabis License), (ii) preserve, renew, and keep in full force and effect all governmental permits, licenses, authorizations, approvals, entitlements and accreditations that are necessary or useful in the proper conduct of its business (including for the avoidance of doubt, each Material Contract), and (iii) file all documents required to be filed with and pay all regulatory obligations required to be paid to any Governmental Authority with jurisdiction over any of its Cannabis Licenses and other governmental permits or licenses.

SECTION 7.6. Right of Inspection. Borrower and its Subsidiaries will permit the Agent and any representative of the Agent (including but not limited to Agent’s engineer, architect, or inspector) from time to time with reasonable frequency and during normal business hours, at the expense of Borrower, to examine and make copies of and abstracts from its records and books of account, to visit and inspect its properties, to verify materials, leases, plans and shop drawings, notes, accounts receivable, deposit accounts and its other assets, to conduct audits, physical counts, valuations, appraisals or examinations and to discuss its affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants, contractors and subcontractors, or any of its other representatives. In furtherance of the foregoing, each Loan Party hereby authorizes its independent accountants to discuss the affairs, finances and accounts of such Person (independently or together with representatives of such Person) with the Agent in accordance with this Section 7.6.

SECTION 7.7. Insurance. Borrower and each of its Subsidiaries will maintain or cause to be maintained with financially sound and reputable insurers, (i) business interruption insurance reasonably satisfactory to Agent, and (ii) casualty insurance, such public liability insurance, third party property damage insurance, and flood risk insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of the Loan Parties as may customarily be carried or maintained by Persons of established reputation engaged in business in the applicable jurisdiction, in each case in such amounts (giving effect to self‑insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons. If Borrower or any Subsidiary thereof fails to maintain such insurance, the Agent may arrange for such insurance, but at Borrower’s expense and without any responsibility on the Agents’ and Lenders’ part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, the Agent shall, upon the direction of the Lenders, have the sole right, in the name of the Lenders, to direct any Loan Party to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

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SECTION 7.8. Maintenance of Office. Borrower will maintain its chief executive office in 750-1095 West Pender Ave, Vancouver, BC V6E 2M6, or at such other place in the United States of America as Borrower shall designate upon written notice to the Agent, where notices, presentations and demands to or upon Borrower in respect of the Loan Documents to which Borrower is a party may be given or made. Borrower and/or any Guarantors, as the case may be, shall notify the Agent in writing of the intent of any such Borrower and/or any Guarantor to relocate any material portion of their physical Property other than in the ordinary course of business at least five (5) Business Days prior to the date of such proposed relocation.

SECTION 7.9. Existence. Borrower will, and shall cause each of its Subsidiaries to, preserve and maintain its legal existence and all of its rights, privileges, licenses, contracts and property and assets used or useful to its business except to the extent failure to do so could not reasonably be expected to result in a Material Adverse Effect.

SECTION 7.10. Deposit Account Control Agreements. Prior to opening any new Bank Account after the date hereof, the Loan Parties shall provide Agent with prior written notice of such planned account opening. For any such new Bank Account opened, the Loan Parties shall use commercially reasonable efforts to obtain a DACA in form and substance satisfactory to Agent prior to opening and depositing any funds into such new account. All proceeds of Collateral shall be deposited in the Bank Accounts.

SECTION 7.11. Landlord Waivers; Collateral Access Agreements. At any time any material Collateral is located on any Real Property of a Loan Party (whether such Real Property is now existing or acquired after the Closing Date) which is not owned by a Loan Party, or is stored on the premises of a bailee, warehouseman, or similar party, upon the reasonable request by Agent Borrower will, and shall cause such Loan Party to, use commercially reasonable efforts to obtain written subordinations or waivers or collateral access agreements as the case may be, in form and substance reasonably satisfactory to the Agent. To the extent any Loan Party is unable to obtain a Landlord Waiver, the applicable Loan Party shall, upon the Agent’s request, cooperate with the Agent in obtaining access to the relevant Real Property.

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SECTION 7.12. Additional Borrowers, Guarantors and Collateral Security.

(a) Borrower and each Loan Party shall cause each of their respective direct and indirect Subsidiaries not in existence on the Closing Date, other than an Excluded Subsidiary, to execute and deliver to the Agent promptly and in any event within three (3) days after the formation, acquisition or change in status thereof, (1) a Joinder Agreement, pursuant to which such Subsidiary shall be made a party to this Agreement, the Pledge Agreement and Security Agreement as a Borrower or a grantor, as applicable (including providing supplements to the Schedules hereto); (2) supplements to each of the Security Agreement and the Pledge Agreement together with (A) certificates evidencing all of the equity interests of any Person owned by such Subsidiary required to be pledged under the terms of the Pledge Agreement and (B) undated stock powers for such equity interests executed in blank; (3) one or more Mortgages creating on the Real Property of such Subsidiary a perfected first priority Lien (in terms of priority, subject to Permitted Liens) on such Real Property and such other Real Property Deliverables as may be required by the Agent with respect to each such Real Property; (4) Omnibus Collateral Assignments in favor of Agent for any agreement as set forth in Section 7.11(c) below of such Subsidiary (including any consents required for the foregoing); (5) a joinder to the Intercompany Subordinated Note, pursuant to which such Subsidiary shall be made a party to the Intercompany Subordinated Note as an Affiliated Obligor (as defined therein) thereunder and (6) such other agreements, instruments, approvals or other documents reasonably requested by the Agent in order to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all Property and assets of such Subsidiary shall become Collateral for the Obligations to the same extent that Property of the Borrower being parties to the Loan Documents at the Closing Date is required to be such Collateral.

(b) To the extent Borrower acquires additional equity interests in NMG San Diego, LLC or Comprehensive Care, LLC following the Closing Date without becoming the beneficial owner of 100% of the equity interests of such entities, Borrower shall deliver, within ten (10) days thereafter (or such later time as may be agreed by the Agent in writing), supplements to each of the Security Agreement and the Pledge Agreement together with (1) certificates (if applicable) or transaction documents and consents evidencing all additional equity interests required to be pledged under the terms of the Pledge Agreement and (2) undated stock powers for such equity interests executed in blank. To the extent Borrower becomes the beneficial owner of 100% of the equity interests of NMG San Diego, LLC, NMG Ohio, LLC, or Comprehensive Care, LLC following the Closing Date, Borrower shall cause such entities to become Guarantors under this Agreement in accordance with the requirements of Section 7.12(a).

(c) If any Loan Party after the Closing Date enters into or takes delivery of any item listed in the definition of “Omnibus Collateral Assignment” in Section 1.1, such Loan Party shall promptly, in any event within three (3) Business Days, deliver an Omnibus Collateral Assignment covering such item to the Agent.

(d) In the event Borrower or any other Loan Party acquires any fee owned Real Property other than comprising an Excluded Asset, Borrower shall notify the Agent of such Real Property immediately and in any event within three (3) days of such acquisition, and within 45 days (or such longer period consented to by Agent in writing), such Person shall execute and/or deliver, or cause to be executed and/or delivered, to Agent, (w) an appraisal of such Real Property, (x) a fully executed Mortgage, in form and substance reasonably satisfactory to Agent together with an A.L.T.A. lender’s title insurance policy issued by a title insurer reasonably satisfactory to Agent, in form and substance and in an amount reasonably satisfactory to Agent insuring that the Mortgage is a valid and enforceable first priority Lien on the respective Real Property, and such Real Property is free and clear of all defects, encumbrances and Liens (other than any Permitted Liens), (y) if requested by the Agent, an opinion of counsel to such Person in respect of such Mortgage addressed to the Agent and the Lenders in form and substance reasonably acceptable to the Agent, (z) then current A.L.T.A. surveys, certified to Agent by a licensed surveyor sufficient to allow the issuer of the lender’s title insurance policy to issue such policy without a survey exception and (aa) to the extent available or reasonably required by Agent to comply with any Requirements of Law, an environmental site assessment prepared by a qualified firm reasonably acceptable to Agent, in form and substance reasonably satisfactory to Agent.

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SECTION 7.13. Anti-Corruption Laws and Anti-Money Laundering Laws.

(a) Borrower will and shall cause each of its Subsidiaries to maintain policies and procedures designed to promote compliance by each Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws and Anti-Money Laundering Laws.

(b) Borrower will and shall cause each of its Subsidiaries to comply with all applicable Anti-Corruption Laws and Anti-Money Laundering Laws.

SECTION 7.14. Lender Meetings. Borrower will and shall cause each of its Subsidiaries to participate in monthly conference calls or in person meetings with the Agent and certain Lenders, such meetings to be held at such time as may be agreed to by Borrower and the Agent.

SECTION 7.15. Further Assurances. Borrower will, and shall cause each of its Subsidiaries to, cooperate with the Agent and execute such further instruments and documents as the Agent shall reasonably request to carry out to its satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

SECTION 7.16. Fiscal Year. Borrower shall cause the Fiscal Year of the Borrower to end on July 31 of each calendar year unless the Agent consents to a change in such Fiscal Year.

SECTION 7.17. Post-Closing Obligations. Borrower shall comply with the provisions set forth in Schedule 7.17 within the time periods set forth therein (or such later date to which the Agent consents).

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ARTICLE VIII.

NEGATIVE COVENANTS

So long as any Obligation shall remain unpaid, Borrower covenants and agrees that, without the prior written consent of the Agent, it will not, and will not permit any of its Subsidiaries to:

SECTION 8.1. Impairment of Rights. Undertake any action or engage in any transaction or activity, to impair the Lenders’ rights hereunder; provided that the foregoing shall not restrict either Borrower or any of its respective Subsidiaries from arranging or entering any refinancing of the Obligations so long as the Obligations are paid in full concurrently with the closing of such refinancing.

SECTION 8.2. Restrictions on Debt. Create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Debt other than:

(a) Debt to the Lenders arising under any of the Loan Documents;

(b) current liabilities incurred in the ordinary course of business including as incurred through the obtaining of credit and for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services (excluding for the avoidance of doubt merchant cash advances or any sale of receivables);

(c) Debt of any Loan Party to another Loan Party; provided all such Debt shall be subject to the Intercompany Subordination Agreement;

(d) Debt in respect of Taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 3.3;

(e) Debt in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which Borrower or any of its Subsidiaries shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

(f) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

(g) Debt owed by the Loan Parties to trade vendors, in the amount of the cost to the Loan Parties of inventory held on consignment from such trade vendors, including, without limitation, in connection with and pursuant to agreements with the Loan Party’s trade vendors in the ordinary course of business; and

(h) Permitted Acquisition Debt.

provided that the foregoing shall not restrict the Loan Parties from arranging or entering into any refinancing of the Obligations so long as the Obligations are otherwise permitted under this Section 8.2 and concurrently paid in full concurrently with the closing of such refinancing.

SECTION 8.3. [Reserved]

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SECTION 8.4. Restrictions on Liens. (i) Create or incur or suffer to be created or incurred or to exist any Lien upon any of its Property, or upon the income or profits therefrom; (ii) transfer any of such Property or the income or profits therefrom for the purpose of subjecting the same to the payment of Debt or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any Property upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Debt or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (v) sell, assign, pledge or otherwise transfer any accounts (within the meaning of the Uniform Commercial Code), with or without recourse; provided that notwithstanding anything else in this Agreement, the Loan Parties may create or incur or suffer to be created or incurred or to exist (the “Permitted Liens”):

(a) Liens to secure Taxes, assessments and other government charges in respect of obligations not delinquent or liens on properties to secure claims for labor, material or supplies in respect of obligations not delinquent; provided that if at any time any obligations relating to the foregoing shall become delinquent, any Lien securing such obligation shall immediately be in violation of this Section 8.4(a);

(b) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance, pensions or other social security obligations or to secure the performance of tenders, bids, contracts (other than for the repayment or guarantee of borrowed money or purchase money obligations), statutory obligations and other similar obligations, incurred in the ordinary course of business;

(c) Liens on Properties in respect of judgments or awards solely to the extent permitted by Section 8.2 hereof;

(d) encumbrances on real estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of Real Property and defects and irregularities in the title thereto, landlord's or lessor's Liens under leases to which the Loan Parties are a party, and other minor Liens or encumbrances none of which interferes in any material respect with the use of the Property affected in the ordinary conduct of the business of the Loan Parties, which defects do not individually or in the aggregate have a Material Adverse Effect on the business of Borrower and/or any such Loan Party;

(e) Liens on equipment arising from precautionary UCC financing statements regarding operating leases of equipment;

(f) Liens of landlords, carriers, warehousemen, bailees, mechanics, materialmen and other similar Liens arising in the ordinary course of business and securing amounts not yet due (or which proceedings are sufficient to prevent imminent foreclosure of such Liens); and

(g) Liens securing Debt incurred to finance acquisition of any Excluded Subsidiary or Excluded Asset.

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provided that the foregoing shall not restrict the Loan Parties from arranging or entering into any refinancing of the Obligations so long as the Obligations are concurrently paid in full concurrently with the closing of such refinancing.

SECTION 8.5. Mergers and Acquisitions. Agree to or effect (i) any Acquisition (other than, with prior written notice to Agent, an Acquisition by a Loan Party of another Loan Party) that is not a Permitted Acquisition or (ii) any merger, amalgamation or consolidation of Borrower with another Person unless the survivor of such transaction is Borrower or such survivor accedes to Borrower’s rights and obligations as Borrower hereunder and under the other Loan Documents to which Borrower is a party, in each case without the prior written consent of the Agent.

SECTION 8.6. Related Party Transactions. Undertake any action or engage in any transaction or activity with any Affiliate, without the prior written approval of the Agent, other than (a) those contemplated or otherwise specifically permitted by the Loan Documents, (b) so long as (i) such transaction is for the sale of goods or services (including for the avoidance of doubt under any Management Agreement) rendered in the ordinary course of business upon fair and reasonable terms, no less favorable to such Person than such Person could obtain in a comparable arms-length transaction with an unrelated third party, and (ii) no Event of Default shall have occurred and remain outstanding at the time such transaction occurs, or would occur immediately after giving effect to such transaction, (c) the payment of reasonable fees to directors of Borrower or any of its Subsidiaries who are not employees of Borrower or any of its Subsidiaries, and compensation, employment, termination and other employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of Borrower or any Subsidiary in the ordinary course of business of Borrower or such Subsidiary, and (d) transactions existing on the Closing Date.

SECTION 8.7. Restricted Payments. Make any Restricted Payment other than Restricted Payments by a Loan Party to another Loan Party.

SECTION 8.8. Restricted Investments. (a) purchase or acquire, or make any commitment to purchase or acquire, any equity interest or any evidence of Debt or obligations or other securities of, or any interest in, any Person or enter into any joint ventures or (b) make or commit to make any advance, loan, extension of credit or capital contribution to, or assume the debt of, purchase or acquire any other debt or interest in, or make any other investment in, any Person including any Affiliate of Borrower (the items described in clauses (a) and (b) are referred to as “Investments”), except for: (i) Investments in cash and cash equivalents and checking and demand deposit accounts maintained in the ordinary course of business; (ii) Investments of the Loan Parties and their Subsidiaries in Subsidiaries of the Loan Parties including such Subsidiaries established or created after the Closing Date in compliance with all applicable terms of the Organization Documents; (iii) prepaid expenses and deposits for lease obligations or in connection with the provision of goods or services, in each case incurred in the ordinary course of business; (iv) accounts created and trade debt extended in the ordinary course of business; and (v) Investments constituting Acquisitions or other transactions addressed by Section 8.5 hereof.

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SECTION 8.9. Dispositions. Make any Disposition other than Permitted Dispositions; provided that the Loan Parties shall give Agent written notice of any offers they receive for all, substantially, or any material portion of their respective assets or the Collateral.

SECTION 8.10. Power of Attorney. Execute any other document, such as a Power of Attorney, or similar instrument, in favor of any person with respect to any portion of the Collateral.

SECTION 8.11. Changes in Organizational Documents. Amend, modify or alter, or permit to be amended, modified or altered, or enter into any new agreement or document with respect to, any of Borrower’s or any Subsidiary’s Organization Documents or any agreement entered into by such Person with respect to its equity securities, nor shall Borrower enter into, or permit any of its Subsidiaries to enter into, any new agreement with respect to its equity securities, in each case to the extent the same (i) could reasonably be expected to have a Material Adverse Effect, (ii) would cause or result in a Default or Event of Default hereunder or (iii) is adverse to the interests of the Agent or any Lender. For the avoidance of doubt, no Loan Party shall be permitted to change its name without the prior written consent of Agent.

SECTION 8.12. Financing Transactions. Enter into the following agreements:

(a) any debtor-in-possession financing by Borrower or any of its Subsidiaries;

(b) the sale of any securities or equities by Borrower or any of its Subsidiaries (excluding under employee incentive plans and for payments to vendors and service providers in the ordinary course of business), unless the Agent has provided prior written consent;

(c) any merchant cash agreement, forward sale agreement or other similar contractual arrangement whereby a third party is granted any access to funds in a Bank Account (including direct debit or ACH) or to payments of royalties or future receivables;

(d) loans or Debt of the Loan Parties to the extent not expressly permitted hereunder; and

(e) any other source of financing by Borrower or any of its Subsidiaries (excluding for acquisition of any Excluded Subsidiary or Excluded Asset) except to the extent the Obligations are repaid concurrently upon the consummation thereof.

SECTION 8.13. Sale and Leaseback Transactions. Enter into any Sale and Leaseback without the prior written consent of Agent.

SECTION 8.14. Change in Nature of Business. Engage in any line of business substantially different from those lines of business conducted by Borrower and its Subsidiaries on the date hereof or any business substantially related or incidental, complementary, corollary, synergistic or ancillary thereto.

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SECTION 8.15. Modifications of Debt and Certain Other Agreements; Etc.

(a) Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of any of its Debt other than Debt incurred to finance the acquisition of any Excluded Asset or Excluded Subsidiary, or of any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such Debt if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Debt, would increase the interest rate applicable to such Debt, would add any covenant or event of default, would change the subordination provision, if any, of such Debt, or would otherwise be adverse to the Lenders or the issuer of such Debt in any respect;

(b) (i) Make any voluntary or optional payment (including, without limitation, any payment of interest in cash that, at the option of the issuer, may be paid in cash or in kind), prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of any of its Debt (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Debt when due), (ii) refund, refinance, replace or exchange any other Debt for any such Debt, or (iii) make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any Debt as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing; or

(c) Unless Agent has provided prior written consent, agree to any amendment, modification or other change to or waiver of any of its rights under any Material Contract or Real Property lease agreements if such amendment, modification, change or waiver could be adverse in any material respect to any Loan Party or the Lenders, which with respect to Real Property lease agreements shall include any amendment to any permitted use provision therein.

SECTION 8.16. Negative Pledges.

(a) Enter into, incur or permit to exist, directly or indirectly, any agreement, instrument, deed, lease or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Loan Party to create, incur or permit to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, or that requires the grant of any security for an obligation if security is granted for another obligation, except the following: (i) this Agreement and the other Loan Documents, (ii) restrictions or conditions imposed by any agreement relating to secured Debt solely to the extent permitted under this Agreement, if such restrictions or conditions apply only to the Property securing such Debt, (iii) any customary restrictions and conditions contained in agreements relating to the sale or other disposition of Property or of a Subsidiary pending such sale or other disposition; provided that such restrictions and conditions apply only to the Property or Subsidiary to be sold or disposed of and such sale or disposition is permitted hereunder, and (iv) customary provisions in leases restricting the assignment or sublet thereof.

(b) Transfer or create, incur, allow or suffer to exist any Lien on, any Equity Interests issued by any Subsidiary which are owned or otherwise held by a Loan Party or any Subsidiary thereof, except for any Lien or claim in favor of Lender pursuant to the Loan Documents, or any Permitted Lien or otherwise permitted under this Agreement; including, for the avoidance of doubt, any Equity Interests issued by NMG San Diego, LLC or Comprehensive Care, LLC.

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SECTION 8.17. Location of Collateral, Equipment and Fixtures. Transfer or move any Collateral, equipment, and/or fixtures, including without limitation to any Affiliate of any Person that is not a Loan Party except as may be necessary in the ordinary course of business.

SECTION 8.18. Salaries and Compensation. Make any payment or fail to make any payment to any director or officer outside the ordinary course of business, including increasing any officer’s or employee’s compensation in any material respect (including through the payment of bonuses or granting of equity interests), or changing any officer’s or employee’s compensation in any material respect, unless the Agent has provided prior written consent.

SECTION 8.19. Liquidity. Have less than one million ($1,500,000) in cash or cash equivalents, in the aggregate for Borrower and its Subsidiaries taken as a whole, at all times (the “Liquidity Covenant”)

SECTION 8.20. Management Agreements. Enter into a Management Agreement with a non-Affiliate involving aggregate consideration payable to or by Borrower or any of its Subsidiaries of $1,000,000 or more in any Fiscal Year (excluding, however, any agreement referred to in the second parenthetical of clause (e) of the definition of Restricted Payment in Section 1.01).

ARTICLE IX.
EVENTS OF DEFAULT

SECTION 9.1. Events of Default. If any of the following events (“Events of Default”) shall occur, effective as of the earlier of (i) the date the Loan Parties have, or reasonably should have had, knowledge of such default and (ii) the date written notice of such default is given by the Agent to Borrower:

(a) Interest Payment Failure. Borrower shall fail to pay any accrued interest on the Term Loan on any Payment Date and such failure to pay shall remain unremedied for five (5) days thereafter; or

(b) Principal Payment Failure. Borrower shall fail to pay the Principal Balance on the Maturity Date or any other date when the Principal Balance or a portion thereof becomes due and payable; or

(c) Other Payment Failure. (i) Borrower shall fail to pay the premium required for a Change of Control (that is not a Permitted Change of Control) pursuant to Section 3.2(c)(ii) hereof within ten (10) days after Agent provides written notice of its election to receive payment; or (ii) Borrower shall fail to pay any other amounts owed or due under the Term Loan or this Agreement or any other Loan Document, when the same becomes due and payable, and such failure to pay shall remain unremedied for fifteen (15) days thereafter; or

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(d) Breach of Negative Covenants. Any breach by the Loan Parties or any of their Subsidiaries of the covenants set forth in Article VIII hereof and such breach continues unremedied for a period of ten (10) days; or

(e) Loss of Material Contracts. Any termination, cancellation or failure to renew by any party thereto of a Material Contract of Borrower or any of its Subsidiaries if the effect of such termination, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect;

(f) Loss of Permits (including any Cannabis License). The loss or suspension of any Loan Party’s, or any of its Subsidiaries’, if applicable, material licenses or permits (including any Cannabis License) and such event continues unremedied for a period of sixty (60) days thereafter;

(g) Cross-Default. Borrower or any of its Subsidiaries shall fail to pay any principal of, or premium or interest on any Debt under any agreement or instrument providing for Debt in a principal amount in excess of $500,000 when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event constituting a default (however defined) shall occur or condition shall exist under any such agreement or instrument and shall continue after the applicable grace period, if any, specified in such agreement or instrument, which would give rise to a right to accelerate such Debt; or

(h) Failure to Perform. Borrower shall fail to perform or observe any other material term, covenant or agreement contained in any other Loan Document (not otherwise addressed in this Section 9.1) and such failure continues unremedied for a period of fifteen (15) days thereafter; or

(i) Insolvency. Borrower or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party under the Bankruptcy Code or any other Debtor Law seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Debtor Laws, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its Property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of ninety (90) days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its Property) shall occur; or any Loan Party shall take any corporate action to authorize any of the actions set forth above in this subsection (i); or

(j) Termination, Invalidity of Agreements or Interests. The Pledge Agreement, Security Agreement or any other Loan Document or any interest of the Lenders thereunder shall for any reason be terminated, invalidated, void or unenforceable; or

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(k) Indictment. Any senior officer of Borrower or any of its Subsidiaries, is the subject of any indictments or a proceeding in which potential penalties or remedies include forfeiture of a material portion of Collateral; or

(l) Judgment. One or more judgments, orders or awards (or any settlement of any litigation or other proceeding that, if breached, could result in a judgment, order or award) for the payment of money exceeding $500,000 in the aggregate (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has been notified and has not denied coverage) shall be rendered against any Loan Party and remain unsatisfied and (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement or (ii) there shall be a period of fifteen (15) consecutive days after entry thereof during which (A) a stay of enforcement thereof is not be in effect or (B) the same is not vacated, discharged, stayed or bonded pending appeal; or

(m) Continuation of Business. (i) Any Loan Party is enjoined, restrained or in any way prevented by the order of any court or any Governmental Authority from conducting, or otherwise ceases to conduct for any reason whatsoever, all or any material part of its business for more than thirty (30) days; or (ii) any of the Loan Party’s stores are closed for business for a period of more than thirty (30) days; or

(n) Liquidation; Authorized Shares. Borrower shall change (i) the number of authorized or outstanding shares of its common stock; or (ii) or Borrower attempt to liquidate or dissolve itself or any of its Subsidiaries, without the prior written consent of the Agent (at the direction of the Required Lenders); or

(o) ERISA Event. Any occurrence of an ERISA Event that results in, or would reasonable be expected to result in, a Material Adverse Effect or a Lien on the assets of any Loan Parties Property; or

(p) Change in Leadership. The removal, resignation, death or other incapacitation of any Authorized Officer, including but not limited to Michael Mills or any other officer having substantially the same authority and responsibility, from their respective positions with Borrower as of the Closing Date and within thirty (30) days following such removal or resignation or, as the case may be, ninety (90) days following such death or other incapacitation, Borrower does not hire or promote an individual or individuals to fulfill such role(s) in each case reasonably acceptable to the Agent; or

(q) Theft, Loss, Damage, or Destruction. Any occurrence of any loss, theft, substantial damage or destruction of any item or items of assets of any Loan Party comprising Collateral (a “Loss”), to the extent the amount of such Loss not fully covered by insurance (including any deductible in connection therewith), together with the amount of all other Losses not fully covered by insurance (including any deductible in connection therewith) occurring in the same Fiscal Year, exceeds $500,000;

Then, and in any such event, the Agent may exercise its rights set forth in Section 9.2 hereof; provided however, that in the case of any Default pursuant to Subsection (h) of this Section 9.1, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower.

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SECTION 9.2. Remedies. Upon the occurrence of an Event of Default hereunder, Agent may declare the Principal Balance and all other Obligations or amounts payable under this Agreement or any other Loan Document (including any premium owed pursuant to Section 3.2) to be forthwith due and payable, whereupon the Obligations, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower and all interest on and principal of all other Debt owed by Borrower to the Lender shall likewise become and be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower. Further, upon the occurrence of an Event of Default, the Agent, acting on behalf of the Lenders, will have immediate rights to (i) foreclose on the Collateral and Pledged Shares without any approval or additional action of any Loan Party; (ii) enforce each of the guaranties made by the Loan Parties hereunder; (iii) enforce its rights for a Third Party Sale including but not limited to assigning certain leases and Material Contracts; (iv) seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of its remedies, with respect to such appointment without prior notice or hearing as to such appointment; and (v) exercise any and all of its other rights and remedies under applicable law, hereunder and under the other Loan Documents. Borrower hereby waives any right to challenge or object to the forgoing and shall cause Borrower and its Subsidiaries to cooperate with Agent and promptly provide such documentation, access, and other assistance as Agent may request in order to effectuate the foregoing or enforce its rights hereunder.

ARTICLE X.

GUARANTY

SECTION 10.1. The Guaranty. The Guarantors hereby jointly and severally guarantee, as a primary obligor and not as a surety to Agent and each Lender and their respective successors and permitted assigns, the prompt payment in full when due (whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) of the principal of and interest on the Term Loan made by the Lenders to, and the Notes, if any, held by each Lender of, the Borrower, and all other Obligations from time to time owing to the Agent and Lenders by any Loan Party under any Loan Document, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligations”). The Guarantors hereby jointly and severally agree that if the Borrower or other Guarantor(s) shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

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To the extent that any Guarantor shall make a payment under this Section 10.1 of all or any of the Obligations (other than Obligations related to Term Loan and other extensions of credit made directly or indirectly to that Guarantor, or on such Guarantor’s behalf, in which case such Guarantor shall be primarily liable) (a “Guarantor Payment”) that, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount that such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Obligations and termination of the Commitments, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

As of any date of determination, the “Allocable Amount” of any Guarantor shall be equal to the maximum amount of the claim that could then be recovered from such Guarantor under this Section 10.1 without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

This Section 10.1 is intended only to define the relative rights of Guarantors and nothing set forth in this Section 10.1 is intended to or shall impair the obligations of Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement. Nothing contained in this Section 10.1 shall limit the liability of any Guarantor to pay the Term Loan made directly or indirectly to that Guarantor, or on such Guarantor’s behalf, and accrued interest, fees and expenses with respect thereto for which such Guarantor shall be primarily liable.

SECTION 10.2. Obligations Unconditional. The obligations of the Guarantors under Section 10.1 shall constitute a guaranty of payment and to the fullest extent permitted by Requirements of Law, are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Obligations of the Borrower under this Agreement, the Notes, if any, or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor (except for payment in full). Without limiting the generality of the foregoing, to the fullest extent permitted by Requirements of Law it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above:

(a) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

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(b) any of the acts mentioned in any of the provisions of this Agreement or the Notes, if any, or any other agreement or instrument referred to herein or therein shall be done or omitted;

(c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be amended in any respect, or any right under the Loan Documents or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

(d) any Lien or security interest granted to, or in favor of, any Lender or Agent as security for any of the Guaranteed Obligations shall fail to be perfected.

SECTION 10.3. Guaranty Absolute and Unconditional. Each Guarantor hereby waives to the fullest extent permitted by law and agrees not to assert any defense (other than defense of payment in full), whether arising in connection with or in respect of any of the following or otherwise, and hereby agrees that its obligations under this Article X are irrevocable, absolute and unconditional and shall not be discharged as a result of or otherwise affected by any of the following (which may not be pleaded and evidence of which may not be introduced in any proceeding with respect to this Article X, in each case except as otherwise agreed in writing by Agent): (a) the invalidity or unenforceability of any obligation of the Borrower or any other Guarantor under any Loan Document or any other agreement or instrument relating thereto (including any amendment, consent or waiver thereto), or any security for, or other guaranty of, any Guaranteed Obligation or any part thereof, or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations or any part thereof; (b) the absence of (i) any attempt to collect any Guaranteed Obligation or any part thereof from any Guarantor or other action to enforce the same or (ii) any action to enforce any Loan Document or any Lien thereunder; (c) the failure by any Person to take any steps to perfect and maintain any Lien on, or to preserve any rights with respect to, any Collateral; (d) any workout, insolvency, bankruptcy proceeding, reorganization, arrangement, liquidation or dissolution by or against the Borrower, any other Guarantor or any of the Borrower’s other Subsidiaries or any procedure, agreement, order, stipulation, election, action or omission thereunder, including any discharge or disallowance of, or bar or stay against collecting, any Guaranteed Obligation (or any interest thereon) in or as a result of any such proceeding; (e) any foreclosure, whether or not through judicial sale, and any other sale or other disposition of any Collateral or any election following the occurrence and during the continuance of an Event of Default by any Lender to proceed separately against any Collateral in accordance with such Lender’s rights under any applicable Requirement of Law; or (f) any other defense (other than payment), setoff, counterclaim or any other circumstance that might otherwise constitute a legal or equitable discharge of the Borrower, any other Guarantor or any other Subsidiary of the Borrower, in each case other than payment in full.

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SECTION 10.4. Waivers. Each Guarantor hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, and agrees not to assert any claim, defense, setoff or counterclaim based on diligence, promptness, presentment, requirements for any demand or notice hereunder including any of the following: (a) any demand for payment or performance and protest and notice of protest; (b) any notice of acceptance; (c) any presentment, demand, protest or further notice or other requirements of any kind with respect to any Guaranteed Obligation (including any accrued but unpaid interest thereon) becoming immediately due and payable; (d) appointment of a receiver or keeper by the Agent to take possession of Collateral and to enforce its remedies (including the identity of such receiver); and (e) any other notice in respect of any Guaranteed Obligation or any part thereof, and any defense arising by reason of any disability or other defense of the Borrower or any other Guarantor, other than the defense of payment in full. Each Guarantor further unconditionally and irrevocably agrees not to (x) enforce or otherwise exercise any right of subrogation or any right of reimbursement or contribution or similar right against the Borrower or any other Guarantor by reason of any Loan Document or any payment made thereunder or (y) assert any claim, defense, setoff or counterclaim it may have against any other Loan Party or set off any of its obligations to such other Loan Party against obligations of such Loan Party to such Guarantor until payment in full. No obligation of any Guarantor hereunder shall be discharged other than by payment in full or complete performance. Each Guarantor further waives any right such Guarantor may have under any applicable Requirement of Law to require any Lender to seek recourse first against any Loan Party or any other Person, or to realize upon any Collateral for any of the Obligations, as a condition precedent to enforcing such Guarantor’s liability and obligations under this Article X.

SECTION 10.5. Reliance. Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, each other Guarantor and any other guarantor, maker or endorser of any Guaranteed Obligation or any part thereof, and of all other circumstances bearing upon the risk of nonpayment of any Guaranteed Obligation or any part thereof that diligent inquiry would reveal, and each Guarantor hereby agrees that Agent nor any Lender shall have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances.

SECTION 10.6. Reinstatement. The obligations of the Guarantors under this Article X shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Borrower or other Loan Party in respect of the Guaranteed Obligations is rescinded or must be otherwise restored or turned over by any holder of any of the Guaranteed Obligations upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Loan Party.

SECTION 10.7. Subrogation; Subordination. Each Guarantor hereby agrees that until the payment and satisfaction in full in cash of all Guaranteed Obligations (other than inchoate or contingent or reimbursable obligations for which no claim has been asserted) and the expiration and termination of the Commitments of the Lenders under this Agreement it shall not exercise any right or remedy, direct or indirect, arising by reason of any performance by it of its guarantee hereunder, whether by subrogation, contribution, reimbursement or otherwise, against the Borrower or any other Guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

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SECTION 10.8. Remedies. The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of the Borrower under this Agreement and the Note, if any, may be declared to be forthwith due and payable as provided in Section 9 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 9) for purposes of Section 10.1, notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 10.1. If Agent or any Lender may, under Requirements of Law, proceed to realize its benefits under any of the Loan Documents, Agent or any Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section 10.8. If, in the exercise of any of its rights and remedies, Agent or any Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against the Borrower or any other Person, whether because of any Requirements of Law pertaining to “election of remedies” or the like, each Guarantor hereby consents to such action by Agent or such Lender and waives any claim based upon such action, even if such action by Agent or such Lender shall result in a full or partial loss of any rights of subrogation that each Guarantor might otherwise have had but for such action by Agent or such Lender. Any election of remedies that results in the denial or impairment of the right of Agent or any Lender to seek a deficiency judgment against any Guarantor shall not impair any other Guarantor’s obligation to pay the full amount of the Obligations.

SECTION 10.9. Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Article X constitutes an instrument for the payment of money, and consents and agrees that any Lender or Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring a motion-action under the Requirements of Law of the State of Nevada or any other state in which the Borrower or any Subsidiary operates.

SECTION 10.10. Continuing Guaranty. The guaranty in this Article X is a continuing guaranty of payment and shall apply to all Guaranteed Obligations whenever arising.

SECTION 10.11. General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporation, limited partnership or limited liability company law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 10.1 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 10.1, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Loan Party or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

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ARTICLE XI.

MISCELLANEOUS

SECTION 11.1. Survival of Representations and Warranties. All representations and warranties in each Loan Document shall survive the delivery of the Note and the making of the Term Loan, and shall continue after the repayment of the Note and the Maturity Date until all Obligations are indefeasibly paid in full, and any investigation at any time made by or on behalf of the Agent shall not diminish the Lenders’ right to rely thereon.

SECTION 11.2. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Note, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 11.3. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be effective when actually delivered addressed as follows: if to Borrower, at their address at 750-1095 West Pender Ave, Vancouver, BC V6E 2M6, Attention: Michael Mills by email to mmills@bodyandmind.com and to 6420 Sunset Corporate Drive, Las Vegas NV 89120, Attention: Stephen ‘Trip’ Hoffman and by email to TripHoffman@bodyandmind.com and a courtesy copy to: and a copy to McMillan LLP, 1055 W Georgia St #1500, Vancouver, BC V6E 4N7 Attn Michael Shannon Email michael.shannon@mcmillan.ca and to Patrick Devine via email at: patrick.devine@rimonlaw.com; if to the Agent at its address at FG Agency Lending LLC, 810 Seventh Avenue, 34th Floor, New York, NY 10019, Attention: Peter Bio, Email: pbio@focusgrowth.com with a copy to Feuerstein Kulick LLP, 810 Seventh Avenue, 34th Floor, New York, NY 10019, Attention: Samantha Gleit, Email: Samantha@dfmklaw.com; or as to Borrower, the Lenders, or Agent at such other address as shall be designated by such party in a written notice to the other parties.

SECTION 11.4. No Waiver; Remedies. No failure on the part of the Agent or the Lenders to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 11.5. Costs and Expenses. Borrower agrees to pay or reimburse upon demand, for all reasonable costs, fees and expenses of the Agent and Lenders incurred in connection with the investigation, development, preparation, negotiation, syndication, execution, interpretation or administration of this Agreement, any modification of any term of or termination of, any Loan Document or any other document delivered in connection with the transactions contemplated therein, including without limitation, the Agent Fee to Agent and any and all legal fees, costs, and expenses incurred by Agent in connection with this Term Loan. The payment or reimbursement of such outstanding legal fees, costs, and expenses incurred on or before the Closing Date shall be paid to counsel by the Lenders, out of the loan proceeds on the Closing Date and such fees shall be deducted from the amount Lenders are obligated to fund to Borrower hereunder. Borrower agrees to pay or reimburse upon demand, for all costs, fees, and expenses, if any (including, without limitation, counsel fees, costs, and expenses), incurred by the Agent and Lenders in connection with the monitoring and enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents and the other documents to be delivered under the Loan Documents, including, without limitation, for any amendments, waivers, or other enforcement of rights hereunder including under this Section 11.5 (including counsel fees and expenses in connection with the foregoing). Borrower shall be responsible for the payment of all broker fees, including, without limitation, any success fees and unpaid retainers.

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SECTION 11.6. Indemnification. Borrower shall indemnify the Agent each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs (including settlement costs), disbursements and out-of-pocket fees and expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), joint or several, of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted or awarded against any Indemnitee in any way relating to or arising out of or in connection with or by reason of (i) any actual or prospective claim, litigation, investigation or proceeding in any way relating to, arising out of, in connection with or by reason of any of the following, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, litigation or proceeding): (x) the execution, delivery, enforcement, performance or administration of any Loan Document or any other document delivered in connection with the transactions contemplated thereby or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) or the consummation of the transactions contemplated thereby or (y) any Commitment, any credit extension under the Loan Documents or the use or proposed use of the proceeds thereof; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, fees and expenses (A) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, (B) result from a claim brought by Borrower or any other Loan Party against an Indemnitee for a material breach in bad faith of such Indemnitee’s funding obligations hereunder, if Borrower or such Loan Party has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (C) any dispute solely among Indemnitees (other than any claims against an Indemnitee in its capacity or in fulfilling its role as an agent or arranger or any similar role hereunder or under any other Loan Document and other than any claims arising out of any act or omission of any Loan Party or any of their Affiliates); or (ii) any actual or alleged presence or release of Materials of Environmental Concern on or from any Real Property currently or formerly owned or operated by Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to Borrower or any of its Subsidiaries, in all cases, whether or not caused by or arising, in whole or in part, out of the gross negligence of such Indemnitee and regardless of whether such Indemnitee is a party thereto, and whether or not any such claim, litigation, investigation or proceeding is brought by Borrower, its equity holders, its affiliates, its creditors or any other Person.

SECTION 11.7. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Agent, on behalf of the Lenders, is hereby authorized at any time and from time to time, to the fullest extent permitted by Requirements of Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Debt at any time owing by the Lenders to or for the credit or the account of Borrower or any other Loan Party against any and all of the obligations of Borrower now or hereafter existing under any Loan Document, whether or not the Agent or Lenders shall have made any demand under the Note and although such obligations may be unmatured. The Agent, on behalf of the Lenders, agrees to promptly notify Borrower after any such set-off and application made by such Lenders, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lenders under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lenders may have.

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SECTION 11.8. Binding Effect. This Agreement shall become effective when it shall have been executed by Borrower and the Lenders and thereafter shall be binding upon and inure to the benefit of Borrower, the Lenders and their respective successors and assigns, except that neither Borrower nor the Lenders (except as provided in Section 11.9) shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the other.

SECTION 11.9. Assignments and Participations.

(a) Generally. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of each Loan Party and Agent and each Lender and their respective successors and assigns; provided, however, that none of the Borrower may assign or transfer any of their rights hereunder or under the other Loan Documents without the prior written consent of the Agent and any such assignment without Agent's prior written consent shall be null and void. Each Lender may assign to one or more other lenders or other entities all or a portion of the Term Loan held by it with Agent’s consent.

(b) The lender party to each such assignment shall execute and deliver to Agent, an Assignment and Acceptance in the form of Exhibit A, via an electronic settlement system acceptable to Agent (or, if previously agreed with Agent, manually), and, shall pay to Agent a processing and recordation fee of $3,000 (which fee may be waived or reduced in the sole discretion of Agent).

(c) Participations. Any Lender may at any time grant to any Person participating interests in its Commitment or the obligations owing to such Lender hereunder (a “Participant”). No Participant shall have any rights or benefits under this Agreement or any other Loan Document. In the event of any such grant by a Lender of a participating interest to a Participant, such Lender shall remain responsible for the performance of its obligations hereunder, and Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided however, such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase such Lender’s Commitment, (ii) extend the date fixed for the payment of principal on the Term Loan or a portion thereof owing to such Lender, or (iii) reduce the rate at which interest is payable thereon. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each Participant’s interest in the Term Loan or other obligations under the Loan Documents (the “Participant Register”) and any attempted sale of a participation that is not recorded in accordance with this Section 11.9(c) shall be null and void; provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

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(d) Information to Assignee, Etc. A Lender may furnish any information concerning the Property and its operations, Borrower, or Guarantors in the possession of such Lender from time to time to assignees and Participants (including prospective assignees and any Related Party thereof); provided, however, that the Lender may not disclose or disseminate Borrower’s financial statements (or extracts thereof or information contained in such financial statements) to any other Person or entity outside of such Lender’s organization (other than to any Related Party) without the prior written consent of Borrower (which consent shall not be unreasonably withheld). In connection with such negotiation, execution and delivery, Borrower authorizes the Agent and Lenders to communicate all information and documentation related to the Term Loan (whether to Borrower or to any assignee, legal counsel, appraiser or other necessary party) directly by e-mail, fax, or other electronic means used to transmit information.

(e) Cooperation; Costs and Expenses. In connection with any such sale, syndication, assignment or participation, Borrower further agrees that it shall be responsible for its own costs and expenses in connection with such transaction and that the Loan Documents and other related documents shall be sufficient evidence of the obligations of Borrower to each purchaser, assignee or participant and upon written request by the Agent, Borrower shall enter into such amendments or modifications to the Loan Documents and other related documents as may be reasonably necessary or desirable in order to evidence any such sale, syndication, assignment or participation.

(f) Register. The Agent, acting solely for this purpose as a non-fiduciary Agent of Borrower, shall maintain at its principal office a copy of each Assignment and Acceptance Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

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SECTION 11.10. Limitation on Agreements. All agreements between Borrower or the Agent or the Lenders, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made in respect of an amount due under any Loan Document or otherwise, shall the amount paid, or agreed to be paid, to the Lenders for the use, forbearance, or detention of the money to be loaned under the Note or any other Loan Document or otherwise or for the payment or performance of any covenant or obligation contained herein or in any other Loan Document exceed the Highest Lawful Rate. If, as a result of any circumstance whatsoever, fulfillment of or compliance with any provision hereof or of any of such documents at the time performance of such provision shall be due or at any other time shall involve exceeding the amount permitted to be contracted for, taken, reserved, charged or received by the Lenders under applicable usury or similar law, then, ipso facto, the obligation to be fulfilled or complied with shall be reduced (firstly by reducing the stated interest rate and thereafter, if and to the extent required, by reducing any other amount comprising interest) to the limit prescribed by such applicable usury or similar law, and if, from any such circumstance, the Lenders shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of the Note or the amounts owing on other obligations of Borrower to the Lenders under any Loan Document and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Note and the amounts owing on other obligations of Borrower to the Lenders under any Loan Document, as the case may be, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to the Lenders for the use, forbearance, or detention of the indebtedness of Borrower to the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full of the principal (including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the Highest Lawful Rate. Notwithstanding anything to the contrary contained in any Loan Document, it is understood and agreed that if at any time the rate of interest which accrues on the outstanding principal balance of the Note shall exceed the Highest Lawful Rate, the rate of interest which accrues on the outstanding principal balance of the Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the rate of interest which accrues on the outstanding principal balance of the Note shall not reduce the rate of interest which accrues on the outstanding principal balance of such Note below the Highest Lawful Rate until the total amount of interest accrued on the outstanding principal balance of the Note, taken in the aggregate, equals the amount of interest which would have accrued if such interest rate had at all times been in effect and not been reduced. In the event that any rate of interest under the Note or any Loan Document is reduced due to the effect of this Section 11.10 and there is a subsequent increase in the Highest Lawful Rate, such interest rate shall, automatically without any action of Borrower or Lenders, be increased to the then applicable Highest Lawful Rate. The terms and provisions of this Section 11.10 shall control and supersede every other provision of all Loan Documents.

SECTION 11.11. Severability. In case any one or more of the provisions contained in any Loan Document to which Borrower is a party or in any instrument contemplated thereby, or any application thereof, shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained therein, and any other application thereof, shall not in any way be affected or impaired thereby.

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SECTION 11.12. Governing Law. This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the State of Nevada applicable to contracts made and to be performed entirely within such state.

SECTION 11.13. SUBMISSION TO JURISDICTION; WAIVERS. BORROWER AND THE LENDER IRREVOCABLY AND UNCONDITIONALLY:

(a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF ANY STATE IN WHICH BORROWER OR ANY SUBSIDIARY OPERATES, INCLUDING BUT NOT LIMITED TO THE STATE OF NEVADA AND APPELLATE COURTS THEREOF OR, AT THE OPTION OF THE AGENT, ANY COURT IN WHICH IT ACTING IN ITS SOLE DISCRETION DEEMS IT NECESSARY OR APPROPRIATE TO INITIATE LEGAL OR EQUITABLE PROCEEDINGS IN ORDER TO EXERCISE, PRESERVE, PROTECT OR DEFEND ANY OF LENDERS’ RIGHTS AND REMEDIES HEREUNDER OR UNDER THE NOTE, THE SECURITY AGREEMENT, OR THE PLEDGE AGREEMENT OR OTHERWISE OR TO EXERCISE, PRESERVE, PROTECT OR DEFEND ANY LIEN, AND THE PRIORITY THEREOF, AGAINST ANY COLLATERAL;

EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST AGENT, ANY LENDER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEVADA AND ANY APPELLATE COURT FROM ANY THEREOF OR ANY OTHER FORUM REASONABLY SELECTED BY AGENT.

(b) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH LEGAL ACTION OR PROCEEDING MAY BE EFFECTED BY DELIVERY OF A COPY THEREOF (BY REGISTERED OR CERTIFIED MAIL OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL POSTAGE PREPAID) TO THE ADDRESS SET FORTH IN SECTION 11.3 HEREOF OR AT SUCH OTHER ADDRESS OF WHICH THE OTHER PARTIES HERETO SHALL HAVE BEEN NOTIFIED IN WRITING PURSUANT TO SECTION 11.3.

(d) BORROWER AND THE LENDERS WAIVES THEIR RIGHT TO JURY TRIAL WITH RESPECT TO ANY LEGAL ACTION ARISING UNDER THIS AGREEMENT.

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SECTION 11.14. WAIVER OF DEFENSE OF ILLEGALITY. EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES ANY DEFENSE BASED ON FEDERAL LAW OR THAT THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT ARE VOID AS AGAINST PUBLIC POLICY OR BASED ON ILLEGALITY UNDER FEDERAL LAW, INCLUDING WITHOUT LIMITATION ANY FEDERAL CANNABIS LAWS. EACH LOAN PARTY HERETO ACKNOWLEDGES THAT NEVADA HAS ENACTED LEGISLATION REGARDING THE LEGAL USE OF CANNABIS, PARTICULARLY MARIJUANA, WHICH MAY BE IN CONFLICT WITH FEDERAL LAWS. EACH LOAN PARTY EXPRESSLY WAIVES THE RIGHT TO PRESENT ANY DEFENSE RELATED TO THE FEDERAL ILLEGALITY OF CANNABIS AND AGREES THAT SUCH DEFENSE SHALL NOT BE ASSERTED, AND WILL NOT APPLY, IN ANY DISPUTE OR CLAIM ARISING OUT OF THIS AGREEMENT.

SECTION 11.15. Limitation by Law. Notwithstanding anything in this Agreement to the contrary, all rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any Requirement of Law, including but not limited to the Cannabis Laws, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of Requirements of Law and Cannabis Laws that may be controlling and to be limited to the extent necessary so that they shall not render this agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any Requirement of Law. The Lender and Agent agree to reasonably cooperate with Borrower and Loan Parties in connection with disclosing any necessary information to Governmental Authorities related to the Transaction if required to do so by any Requirements of Law.

SECTION 11.16. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

ARTICLE XII.

RIGHTS AND DUTIES OF AGENT.

SECTION 12.1. Appointment and Authority. Each of the Lenders hereby irrevocably appoints FG Agency Lending LLC to act on its behalf as the Agent hereunder and under the other Loan Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article XII are solely for the benefit of the Agent and the Lenders, and neither Borrower nor any other party to this Agreement shall have rights as a third-party beneficiary of any of such provisions.

SECTION 12.2. Agent. (i) is acting solely on behalf of the Lenders (except to the limited extent provided in Section 11.9(f) with respect to the Register), with duties that are entirely administrative in nature, notwithstanding the use of the defined term “Agent”, “agent”, and similar terms in any Loan Document to refer to Agent, which terms are used for title purposes only, (ii) is not assuming and shall not have any actual or implied obligations, functions, responsibilities, duties, under any Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Lender or any other Person, and each Lender, by accepting the benefits of the Loan Documents, hereby waives and agrees not to assert any claim against Agent based on the roles, duties and legal relationships expressly disclaimed in clauses (i) and (ii) above.

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SECTION 12.3. Rights as a Lender. The Persons serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it was not the Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Persons serving as Agent hereunder in each of the Agent’s individual capacity.

SECTION 12.4. Loan Information.

(a) At Lenders’ request from time to time, Agent shall provide Lenders with any available financial and nonfinancial information in Agent’s possession on Borrower, Guarantors, any other Loan Parties and endorsers of the Term Loan, and all security for the Term Loan. Agent shall maintain records pertaining to the Term Loan. At all reasonable times, Agent shall permit the Lenders, at Lenders’ sole expense, to inspect and copy all such writings and records relating to the Term Loan. Agent shall provide to Lenders, promptly upon receipt by Agent, copies of all reports and other information required to be provided by Borrower to Agent under this Agreement and any other material information otherwise received by Agent with respect to Borrower.

(b) Nothing contained in this section shall impose any liability upon Agent for its failure to provide Lenders any of such information or financial statements except for Agent’s own bad faith, willful misconduct, or gross negligence; and provided further, that Agent shall not be obligated to provide Lenders with any information in violation of Requirements of Law or any contractual restrictions on the disclosure thereof.

(c) Agent shall have no responsibility to Lenders for any errors or omissions in any such reports, financial statements, or other information.

(d) Agent may take any action with respect to the Term Loan which in its reasonable discretion it deems proper. Agent shall not be liable for any error of judgment or for any action taken or omitted by it, except to the extent caused by its gross negligence or willful misconduct that causes actual damage to Lenders.

(e) Agent (1) may consult with legal counsel (including but not limited to counsel for Borrower), independent public accountants, and other experts selected by Agent and shall not be liable for any action taken or omitted in good faith in accordance with the advice of such counsel, accountants, or experts; and (2) shall incur no liability for acting upon any notice, consent, certificate, or other instrument or writing (which may be by facsimile or electronic mail) believed by Agent to be genuine and believed by Agent to be signed or sent by the proper party. Except as otherwise specifically provided in this Agreement, Agent shall not be compelled to do any acts hereunder or under any Loan Document or to take any action towards the execution or enforcement of the powers created under this Agreement or any Loan Document, or to prosecute or defend any suit in respect hereof or thereof.

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SECTION 12.5. Enforcement of Loan. Except as specifically provided in this Agreement, it is understood and agreed that Agent may, in its sole discretion and without prior notice to or consent of Lenders, (i) agree to the modification, waiver or release of any term or provision of the Loan Documents, (ii) give or withhold consents or approvals to any actions or failures to act by Borrower, (iii) exercise or refrain from exercising, or waive, any rights or powers or take or refrain from taking any actions which may be vested in Agent or which Agent may be entitled to take or assert under the Loan Documents, and (iv) take such other and further action as Agent may deem necessary for the effective administration of the Term Loan; provided, however, that without the prior written consent of Required Lenders, no such amendment, waiver or consent shall:

(a) change the stated Maturity Date or postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to Agent under this Agreement or under any other Loan Document;

(b) reduce the principal of, or the rate of interest specified herein on, any portion of the Term Loan, or any fees or other amounts payable under any Loan Document; provided, however, that Agent may waive any obligation of Borrower to pay interest at the rate specified in Section 2.3;

(c) increase the principal amount of the Term Loan or permit Borrower to incur additional indebtedness except as expressly permitted herein;

(d) release any Collateral or the liability of Borrower or any existing Guarantor except as expressly permitted herein;

(e) reduce the amount of principal payable upon acceleration of the Maturity Date;

(f) during the continuance of an Event of Default, modify, waive or release any material term or provision of the Loan Documents or give or withhold consents or approval to any actions or failures to act by Borrower;

(g) impair the right of Lenders to receive payment of principal, interest, fees or expenses when due;

(h) change the ranking or priority of the Term Loan or any security interest thereunder; or

(i) subordinate the Term Loan or the Lenders’ interests.

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SECTION 12.6. Nature of Duties of Agent. Agent shall have no duties or responsibilities to Lenders except as expressly set forth in this Agreement. Agent’s duties hereunder shall be mechanical and administrative in nature. Agent shall not have by reason hereof a fiduciary relationship with respect to Lenders. Agent agrees to be bound by Lenders’ determinations made in connection with the Loan Documents so long as such determinations are made in good faith and in the absence of willful misconduct. Unless indemnified to the satisfaction of Agent against loss, cost, liability, and expense, Agent shall be under no duty to enforce any rights, remedies, powers, or privileges with respect to any enforcement of the obligations of Borrower under the Loan Documents and shall not be compelled to do any act hereunder or thereunder or to take any action toward the exercise or enforcement of the powers created by this Agreement or any of the Loan Documents, or to prosecute or defend any suit in respect hereof or thereof.

SECTION 12.7. Standard of Care. In making and handling the Term Loan, Agent will exercise the same care as a commercially reasonable agent would exercise, but Agent shall have no further responsibility to Lenders except as expressly provided herein.

SECTION 12.8. Indemnification of Agent by Lenders. To the extent that any Agent is not reimbursed and indemnified by Borrower, and whether or not Agent has made demand on Borrower for the same, the Lenders will, within five days of written demand by Agent, reimburse Agent for and indemnify Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, client charges and expenses of counsel or any other advisor to Agent), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by Agent under this Agreement or any of the other Loan Documents, in proportion to each Lender's pro rata share, including, without limitation, advances and disbursements made; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final non-appealable judicial determination that such liability resulted from Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 12.8 shall survive the payment in full of the Term Loan and the termination of this Agreement.

[Signature Page Follows]

68

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

BODY AND MIND INC.

By:	/s/ Michael Mills
Name:	Michael Mills
Title:	CEO

[Signature Page to Loan Agreement]

GUARANTORS:

DEP NEVADA INC.		NMG MI 1, INC.

By:	/s/ Stephen ‘Trip’ Hoffman	By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman	Name:	Stephen ‘Trip’ Hoffman
Title:	COO	Title:	COO

NEVADA MEDICAL GROUP, LLC		NMG CA C1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman	By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman	Name:	Stephen ‘Trip’ Hoffman
Title:	COO	Title:	COO

NMG OH 1, LLC		NMG CA P1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman	By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman	Name:	Stephen ‘Trip’ Hoffman
Title:	COO	Title:	COO

NMG OH P1, LLC		NMG CA 1, LLC

By:	/s/ Stephen ‘Trip’ Hoffman	By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman	Name:	Stephen ‘Trip’ Hoffman
Title:	COO	Title:	COO

NMG LONG BEACH, LLC		NMG CATHEDRAL CITY, LLC

By:	/s/ Stephen ‘Trip’ Hoffman	By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman	Name:	Stephen ‘Trip’ Hoffman
Title:	COO	Title:	COO

NMG MI C1, INC.

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

NMG MI P1, INC.

By:	/s/ Stephen ‘Trip’ Hoffman
Name:	Stephen ‘Trip’ Hoffman
Title:	COO

[Signature Page to Loan Agreement]

AGENT:

FG AGENCY LENDING LLC

By:	/s/ Peter Bio
Name:	Peter Bio
Title:	Authorized Signatory

[Signature Page to Loan Agreement]

LENDER:

BOMIND HOLDINGS LLC

By:	/s/ Peter Bio
Name:	Peter Bio
Title:	Authorized Signatory

[Signature Page to Loan Agreement]

EXHIBIT A

FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this “Agreement”) is entered into as of [_____], 202[ ] between [_________] (“Assignor”) and [_________] (“Assignee”). ). Reference is made to the agreement described in Item 2 of Annex I annexed hereto (as amended, restated, modified or otherwise supplemented from time to time, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

In accordance with the terms and conditions of Section 11.9 of the Loan Agreement, the Assignor hereby irrevocably sells, transfers, conveys and assigns without recourse, representation or warranty (except as expressly set forth herein) to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, that interest in and to the Assignor’s rights and obligations under the Loan Documents with respect to the Obligations owing to the Assignor, and the Assignor’s portion of the Commitments and the Loans as specified on Annex I.

The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any known adverse claim, and (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

The Assignee (a) confirms that it has received copies of the Loan Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (b) agrees that it will, independently and without reliance upon the Agent, the Assignor, or any other Lender, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (c) confirms that it is eligible as an assignee under the terms of the Loan Agreement; (d) appoints and authorizes the Agent to take such action as the Agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (f) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee’s status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Loan Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.

1

Following the execution of this Assignment Agreement by the Assignor and the Assignee, it will be delivered by the Assignor for recording by the Agent. The effective date of this Assignment Agreement (the “Settlement Date”) shall be the latest of (a) the date of the execution hereof by the Assignor and the Assignee, (b) the date this Assignment Agreement has been recorded in the Register by the Agent or its designee, (c) the date of receipt by the Agent of the processing and recordation fee set forth in Section 11.9(b) of the Loan Agreement, (d) the settlement date specified on Annex I, and (e) the receipt by Assignor of the Purchase Price specified in Annex I.

As of the Settlement Date (a) the Assignee shall be a party to the Loan Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents, and (b) the Assignor shall, to the extent of the interest assigned pursuant to this Assignment Agreement, relinquish its rights and be released from its obligations under the Loan Agreement and the other Loan Documents.

Upon recording by the Agent or its agent, from and after the Settlement Date, the Agent shall make all payments under the Loan Agreement and the other Loan Documents in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees (if applicable) with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the other Loan Documents for periods prior to the Settlement Date directly between themselves on the Settlement Date.

The terms of the Loan Agreement with respect to Sections 11.12 (Governing Law), 11.13 (Submission to Jurisdiction, Waivers), 11.14 (Waiver of Defense of Illegality), and 11.15 (Execution in Counterparts) are incorporated herein by reference, mutatis mutandis.

[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[ASSIGNOR]

By:

Name:
Title:
Date:

[ASSIGNEE]

By:

Name:
Title:
Date:

ACKNOWLEDGED AND AGREED:

FG AGENCY LENDING LLC

By:
Name:
Title:

ANNEX FOR ASSIGNMENT AND ACCEPTANCE

ANNEX I

1.	Borrower: Body and Mind Inc., a Nevada corporation.

2.	Name and Date of Loan Agreement:

Loan Agreement, dated as of July 19, 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, the “Loan Agreement”), by and among Body and Mind Inc. (the “Borrower”), the Guarantors from time to time party thereto, FG Agency Lending LLC as agent (in such capacity, together with its successors and assigns in such capacity, the “Agent”) and the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”).

3.	Date of Assignment Agreement:		_________

4.	Amount of Term Loan Commitment Assigned:	$	_________

5.	Purchase Price:	$	_________

6.	Settlement Date:		_________

7.	Notice and Payment Instructions, etc.

Assignee:	Assignor:

Attn: __________________________________________________	Attn: ___________________________________________________
Fax No.: ________________________________________________	Fax No.: _________________________________________________

Bank Name:	Bank Name:
ABA Number:	ABA Number:
Account Name:	Account Name:
Account Number:	Account Number:
Sub-Account Name:	Sub-Account Name:
Sub-Account Number:	Sub-Account Number:
Reference:	Reference:
Attn:	Attn:

EXHIBIT B

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of [_______ __], 20[__] (this “Agreement”), to the Loan Agreement referred to below is entered into by and among [NAME OF ADDITIONAL GUARANTOR], a [jurisdiction of formation] [entity type], (the “Additional Guarantor”), Body and Mind Inc., a Nevada corporation (the “Borrower”), the Guarantors (as such term is defined in the Loan Agreement) and FG Agency Lending LLC, a Delaware limited liability company, as the agent (the “Agent”) to the lenders from time to time party to that certain Loan Agreement dated as of July 19, 2021 by and among Borrower, Guarantors, Agent and the lenders party thereto (as amended, restated, modified, or otherwise supplemented from time to time, the “Loan Agreement”).

WHEREAS, pursuant to Section 7.12(a) of the Loan Agreement, the Additional Guarantor is required to become a Guarantor by, among other things, executing and delivering this Agreement to the Agent;

WHEREAS, the Additional Guarantor has determined that the execution, delivery and performance of this Agreement directly benefit, and are within the corporate purposes and in the best interests of, the Additional Guarantor.

NOW THEREFORE, in consideration of the promises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Reference is hereby made to the Loan Agreement for a statement of the terms thereof. Capitalized terms used herein without definition shall have the meanings as ascribed in the Loan Agreement.

SECTION 2. Joinder of Additional Guarantor.

(a) Pursuant to Section 7.12(a) of the Loan Agreement, by its execution of this Agreement, the Additional Guarantor hereby (i) confirms that, as to the Additional Guarantor, the representations and warranties contained in Article VI of the Loan Agreement, and in each other Loan Document, certificate, or other writing delivered to the Agent or any Lender pursuant thereto on or prior to the date hereof are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case, such representation or warranty shall be true and correct on and as of such earlier date), and (ii) agrees that, from and after the effective date of this Agreement, the Additional Guarantor shall (A) be a party to the Loan Agreement and each other Loan Document and shall be bound, as a Guarantor, by all the provisions thereof and shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth therein and applicable to the Guarantors, including, without limitation, the guaranty of the Obligations made by the Guarantors, jointly and severally with the other Guarantors, in favor of the Agent and the Lenders pursuant to Article X of the Loan Agreement, and (B) comply with each other requirement set forth in Section 7.12(a) of the Loan Agreement. From and after the effective date of this Agreement, each reference to a “Guarantor” or a “Loan Party” and each reference to the “Guarantors” or the “Loan Parties” in the Loan Agreement and each other Loan Document shall include the Additional Guarantor. The Additional Guarantor acknowledges that it has received a copy of the Loan Agreement and each other Loan Document and that it has read and understands the terms thereof.

(b) Attached hereto are supplements to each Schedule to the Loan Agreement, Security Agreement and Pledge Agreement revised to include all information required to be provided therein with respect to, and only with respect to, the Additional Guarantor. The Schedules to the Loan Agreement, Security Agreement and Pledge Agreement shall, without further action, be amended to include the information contained in each such supplement, as applicable.

SECTION 3. Effectiveness. This Agreement shall become effective upon its execution by the Additional Guarantor, the Borrower, each Guarantor, and the Agent, and receipt by the Agent of the following, in each case in form and substance satisfactory to the Lenders and the Agent:

(a) original counterparts to this Agreement, duly executed by the Borrower, each Guarantor, the Additional Guarantor and the Agent, together with the Schedules referred to in Section 2(b) hereof;

(b) a Supplement to each of the Loan Agreement, Security Agreement, Pledge Agreement and Perfection Certificate (the “Schedule Supplement”), duly executed by the Additional Guarantor, and any instruments of assignment or other documents required to be delivered to the Agent pursuant to the terms thereof;

(c) unless waived in writing by the Agent, (i) certificates representing 100% of the issued and outstanding Equity Interests of the Additional Guarantor and each Subsidiary of the Additional Guarantor, and (ii) all original promissory notes of such Additional Guarantor, if any, in each case, that are required to be delivered under the Loan Documents, in each case, accompanied by instruments of assignment and transfer in such form as the Agent may request;

(d) to the extent required under the Loan Agreement, a Mortgage (the “Additional Mortgage”), or Landlord Waiver duly executed by the Additional Guarantor, and each other necessary party thereto with respect to Real Property owned or leased, as applicable, by the Additional Guarantor, together with all other applicable Real Property Deliverables, agreements, instruments and documents as the Agent may require, whether comparable to the documents required under Section 7.12(a) of the Loan Agreement or otherwise;

(e) a Collateral Assignment in favor of Agent (including any consents required for the foregoing), duly executed by the Additional Guarantor, and each other necessary party thereto with respect to any Material Contract with the Additional Guarantor, together with all other agreements, instruments and documents as the Agent may require, whether comparable to the documents required under Section 7.12(a) of the Loan Agreement or otherwise;

(f) a Joinder Agreement to the Intercompany Subordinated Note, pursuant to which such Additional Guarantor shall be made a party to the Intercompany Subordinated Note as an Affiliated Obligor thereunder (as such term is defined therein);

(g) (i) appropriate financing statements on Form UCC‑1 duly filed in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests purported to be created by the Schedule Supplement and any Mortgage and (ii) evidence satisfactory to the Agent of the filing of such UCC-1 financing statements;

(h) a written opinion of counsel to the Loan Parties as to such matters as the Agent may request in form and substance satisfactory to Agent; and

(i) such other agreements, instruments or other documents requested by the Agent in order to create, perfect, establish or otherwise protect a first priority Lien subject to Permitted Liens of or otherwise protect and Lien purported to be covered by the Schedule Supplement or any Additional Mortgage or otherwise to effect the intent that the Additional Guarantor shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all Property and assets of such Subsidiary shall become Collateral for the Obligations free and clear of all Liens, other than Permitted Liens.

SECTION 4. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered by hand, Federal Express or other reputable overnight courier, if to the Additional Guarantor, to it at its address set forth below its signature to this Agreement, and if to the Borrower, any Guarantor, or the Agent, to it at its address specified in the Loan Agreement or Joinder Agreement (as applicable); or as to any such Person at such other address as shall be designated by such Person in a written notice to such other Person, complying as to delivery with the terms of this Section 4. All such notices and other communications shall be effective in accordance with Section 11.3 of the Loan Agreement.

SECTION 5. General Provisions. The Borrower, each Guarantor and the Additional Guarantor hereby confirms that each representation and warranty made by it under the Loan Documents is true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date), and that no Default or Event of Default has occurred or is continuing under the Loan Agreement. The Borrower and each Guarantor and the Additional Guarantor hereby represents and warrants that as of the date hereof there are no claims or offsets against or defenses or counterclaims to their respective obligations under the Loan Agreement or any other Loan Document.

(a) Except as supplemented hereby, the Loan Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Loan Agreement or any other Loan Document or (ii) to prejudice any right or rights which the Agent or any other Lender may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, including any replacement instrument or agreement therefor.

(b) The Additional Guarantor hereby expressly (i) authorizes the Agent to file appropriate financing statements or continuation statements, and amendments thereto, (including without limitation, any such financing statements that indicate the Collateral as “all assets” or words of similar import) in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the Liens to be created by the Security Agreement Supplement and each of the other Loan Documents and (ii) ratifies such authorization to the extent that the Agent has filed any such financing or continuation statements or amendments thereto prior to the date hereof. A photocopy or other reproduction of the Security Agreement Supplement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(c) The Borrower or Additional Guarantor shall pay on demand all costs and expenses incurred by or on behalf of the Agent in connection with the negotiation, preparation, execution, delivery and performance of this Agreement, including, without limitation, the fees, costs, client charges and expenses of counsel for such Agent.

(d) Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(e) The terms of the Loan Agreement with respect to Sections 11.12 (Governing Law), 11.13 (Submission to Jurisdiction, Waivers), 11.14 (Waiver of Defense of Illegality), and 11.15 (Execution in Counterparts) are incorporated herein by reference, mutatis mutandis, in each case substituting references to “Borrower” or “Loan Parties” with references to “Additional Guarantor”, and the parties hereto agree to such terms.

(f) This Agreement, together with the Loan Agreement and the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADDITIONAL GUARANTOR:

[ ]

By:
Name:
Title:

BORROWER:

BODY AND MIND INC.

By:
Name:
Title:

AGENT

FG AGENCY LENDING LLC

By:
Name:
Title:

EXHIBIT C

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR U.S. FEDERAL INCOME TAX PURPOSES. THE HOLDER HEREOF SHOULD CONTACT THE CHIEF FINANCIAL OFFICER OF THE ISSUER AT THE ISSUER’S PRINCIPAL OFFICE, CURRENTLY LOCATED AT 6420 SUNSET CORPORATE DR., LAS VEGAS, NEVADA 89120, TO OBTAIN THE INFORMATION RELATED TO THIS NOTE’S OID CALCULATIONS. THIS LEGEND IS INTENDED TO SATISFY THE OID REPORTING REQUIREMENTS UNDER TREASURY REGULATIONS SECTION 1.1275-3.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE NOVEMBER 20, 2021

TERM NOTE

$6,666,667	July 19, 2021

FOR VALUE RECEIVED, the undersigned Body and Mind Inc., a Nevada corporation (“Borrower”), promises to pay to FG Agency Lending LLC, a Delaware limited liability company, as agent (the “Agent”), the principal sum of SIX Million SIX HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY-SEVEN US Dollars ($6,666,667), on the dates specified in the Loan Agreement (as defined below), in lawful money of the United States.

This Term Note (the “Note”) is issued pursuant to the Loan Agreement, dated as of July 19, 2021 (as amended, modified, waived, supplemented or restated from time to time, the “Loan Agreement”; capitalized terms used but not defined herein shall have the meanings provided in the Loan Agreement), by and among the Borrower, the Guarantors, Agent, and Lenders.

The Borrower promises to pay (i) principal amounts due under the Loan on each Payment Date in accordance with Section 3.1(b) of the Loan Agreement; and (ii) interest on the Term Loan on the Principal Balance in arrears on each Payment Date at a rate per annum equal to the Interest Rate in accordance with Section 2.3 of the Loan Agreement. For the avoidance of doubt, at any time of determination, the Principal Balance shall include all accrued and unpaid interest.

The portions of the principal sum hereof, interest owing thereon, and payments of principal and interest on any thereof, shall be available on the records of the Agent by such method as the Agent may generally employ; provided that failure to make such entry shall in no way detract from the obligations of the Borrower under this Note or the Loan Agreement.

Following the occurrence and during the continuance of any Event of Default described in Section 9.1 of the Loan Agreement, this Note shall bear interest at the Default Rate in accordance with Section 2.3 of the Loan Agreement. All payments of principal of and interest on this Note shall be made in immediately available funds.

This Note is the Note referred to in the Loan Agreement and is entitled to the benefits thereof. Reference is made to the Loan Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

The Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note. This Note shall be construed in accordance with and governed by the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

BORROWER:

BODY AND MIND INC.

By:
Name:
Title:

EXHIBIT D-1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE NOVEMBER 20, 2021.

THESE WARRANTS MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THESE WARRANTS AND THE SECURITIES DELIVERABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

THE WARRANTS REPRESENTED HEREBY WILL BE VOID AND OF NO VALUE AFTER 5:00 PM (PACIFIC TIME) ON JULY 19, 2025.

BODY AND MIND INC.
(a Nevada Corporation)

WARRANT CERTIFICATE

WARRANT TO PURCHASE COMMON SHARES

Warrant Certificate Number: 2021-07-1	Number of Warrants: 4,800,000
Issue Date: July 19, 2021

THIS IS TO CERTIFY THAT for value received, FG Agency Lending LLC, of 810 Seventh Avenue, 34th Floor, New York, New York 10019 (the “Warrantholder”) has the right to purchase in respect of each warrant (the “Warrants”) represented by this certificate or by a replacement certificate (in either case this “Warrant Certificate”), at any time up to 5:00 pm (Pacific time) on the fourth anniversary of the Issue Date (the “Expiry Time”) one fully paid and non-assessable common share (the “Common Shares”) of Body and Mind Inc. (the “Corporation”), a corporation incorporated under the laws of the State of Nevada, as constituted on the date hereof, at an exercise purchase price (the purchase price in effect from time to time being called the “Exercise Price”) of USD$0.40 per Common Share if exercised on or before the Expiry Time, subject to adjustment as provided herein.

The Corporation agrees that the Common Shares purchased pursuant to the exercise of the Warrants shall be and be deemed to be issued to the Warrantholder as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such Common Shares as aforesaid.

Nothing contained herein shall confer any right upon the Warrantholder to subscribe for or purchase any Common Shares at any time after the Expiry Time and from and after the Expiry Time the Warrants and all rights under this Warrant Certificate shall be void and of no value.

The above provisions are subject to the following:

1. Exercise

1.1 In the event that the Warrantholder desires to exercise the right to purchase Common Shares conferred hereby, the Warrantholder shall (a) surrender this Warrant Certificate to the Corporation in accordance with section 9 hereof, (b) complete and execute a subscription form in the form attached as Schedule A to this Warrant Certificate, and (c) pay the amount payable on the exercise of this Warrant in respect of the Common Shares subscribed for either by bank draft or cheque payable to the Corporation. Upon such surrender and payment as aforesaid, the Warrantholder shall be deemed for all purposes to be the holder of record of the number of Common Shares to be so issued and the Warrantholder shall be entitled to delivery of a certificate or certificates representing such Common Shares and the Corporation shall cause such certificate or certificates to be delivered to the Warrantholder at the address specified in the subscription form within five business days after such surrender and payment as aforesaid. No fractional Common Shares will be issuable upon any exercise of this Warrant and the Warrantholder will not be entitled to any cash payment or compensation in lieu of a fractional Common Share.

2. Partial Exercise

2.1 The Warrantholder may from time to time subscribe for and purchase any lesser number of Common Shares than the number of Common Shares expressed in this Warrant Certificate. In the event that the Warrantholder subscribes for and purchases any such lesser number of Common Shares prior to the Expiry Time, the Warrantholder shall be entitled to receive a replacement certificate representing the unexercised balance of the Warrants.

3. Not a Shareholder

3.1 The holding of the Warrants shall not constitute the Warrantholder a shareholder of the Corporation nor entitle the Warrantholder to any right or interest in respect thereof except as expressly provided in this Warrant Certificate.

4. Covenants and Representations

4.1 The Corporation hereby represents and warrants that it is authorized to issue and that it will cause the Common Shares from time to time subscribed for and purchased in the manner provided in this Warrant Certificate and the certificate representing such Common Shares to be issued and that, at all times prior to the Expiry Time, it will reserve and there will remain unissued a sufficient number of Common Shares to satisfy the right of purchase provided in this Warrant Certificate. All Common Shares which are issued upon the exercise of the right of purchase provided in this Warrant Certificate, upon payment therefor of the amount at which such Common Shares may be purchased pursuant to the provisions of this Warrant Certificate, shall be and be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof. The Corporation hereby represents and warrants that this Warrant Certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant Certificate. The Corporation hereby represents and warrants that it will at all times prior to the Expiry Time of any Warrants hereunder maintain its existence, will carry on and conduct its business in a prudent manner in accordance with industry standards and good business practice, and will keep or cause to be kept proper books of account in accordance with applicable law.

5. Anti-Dilution Protection:

5.1 Definitions: For the purposes of this section 5, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection 5.1:

(a)	“Adjustment Period” means the period commencing on the Issue Date and ending at the Expiry Time;

(b)

“Current Market Price” of the Corporation’s Common Shares at any date means, if the Common Shares are traded on a stock exchange or, if the Common Shares are not then traded on a stock exchange, in the over-the-counter market, the price per share equal to the weighted average price at which the Common Shares have traded in the over-the-counter market, during the period of any 20 consecutive trading days ending not more than five business days before such date; provided that the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during such 20 consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then traded on a stock exchange or in the over-the-counter market, then the Current Market Price shall be determined by such firm of independent chartered accountants as may be selected by the directors of the Corporation;

(c)

“director” means a director of the Corporation for the time being and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Corporation as a board or, whenever empowered, action by any committee of the directors of the Corporation; and

(d)	“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

5.2 Adjustments: The Exercise Price and the number of Common Shares issuable to the Warrantholder pursuant to this Warrant Certificate shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If at any time during the Adjustment Period the Corporation shall:

	(i)	fix a record date for the issue of, or issue, Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend;

(ii)

fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares;

	(iii)	subdivide the outstanding Common Shares into a greater number of Common Shares; or

	(iv)	consolidate the outstanding Common Shares into a lesser number of Common Shares;

(any of such events in subclauses 5.2(a)(i), 5.2(a)(ii), 5.2(a)(iii) and 5.2(a)(iv) above being herein called a “Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purposes of the Share Reorganization and the effective date of the Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

(A)	the numerator of which shall be the number of Common Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Share Reorganization; and

(B)

the denominator of which shall be the number of Common Shares which will be outstanding immediately after giving effect to such Share Reorganization (including in the case of a distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 5.2(a) as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right. If the Warrantholder has not exercised its right to subscribe for and purchase Common Shares on or prior to the record date of such stock dividend or distribution or the effective date of such subdivision or consolidation, as the case may be, upon the exercise of such right thereafter shall be entitled to receive and shall accept in lieu of the number of Common Shares then subscribed for and purchased by the Warrantholder, at the Exercise Price determined in accordance with this clause 5.2(a) the aggregate number of Common Shares that the Warrantholder would have been entitled to receive as a result of such Share Reorganization, if, on such record date or effective date, as the case may be, the Warrantholder had been the holder of record of the number of Common Shares so subscribed for and purchased.

(b)

If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Common Shares, at an exchange or conversion price per share) at the date of issue of such securities of less than 95% of the Current Market Price of the Common Shares on such record date (any of such events being called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the aggregate of:

	(A)	the number of Common Shares outstanding on the record date for the Rights Offering; and

	(B)	the quotient determined by dividing:

(I)

either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange, exercise or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged, exercised or converted, as the case may be; by

	(II)	the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)

the denominator of which shall be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable or exercisable for or convertible into Common Shares the number of Common Shares into which such securities may be exchanged, exercised or converted).

If by the terms of the rights, options, or warrants referred to in this clause 5.2(b), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, shall be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be. Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 5.2(b) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this clause 5.2(b), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(c)	If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the Common Shares of:

	(i)	shares of the Corporation of any class other than Common Shares;

(ii)

rights, options or warrants to acquire Common Shares or securities exchangeable or exercisable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share (or in the case of securities exchangeable or exercisable for or convertible into Common Shares at an exchange, exercise or conversion price per share on the record date for the issue of such securities) of at least 95% of the Current Market Price of the Common Shares on such record date);

(iii)	evidences of indebtedness of the Corporation; or

(iv)	any property or assets of the Corporation;

and if such issue or distribution does not constitute a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

		(A)	the numerator of which shall be the difference between:

			(I)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date; and

(II)

the fair value, as determined by a recognized independent firm of valuators, to the holders of Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution; and

		(B)	the denominator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 5.2(c) s a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable or exercisable for or convertible into Common Shares referred to in this clause 5.2(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, exercise or conversion right to the amount which would then be in effect if the current market value of the Common Shares had been determined on the basis of the number of Common Shares issued and remaining issuable immediately after such expiry, and shall be further readjusted in such manner upon the expiry of any further such right.

(d)	If at any time during the Adjustment Period there shall occur:

(i)

a reclassification or redesignation of the Common Shares, any change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares other than a Share Reorganization;

(ii)

a consolidation, amalgamation or merger of the Corporation with or into any other body corporate which results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities; or

(iii)	the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being herein called a “Capital Reorganization”), after the effective date of the Capital Reorganization:

(A)

the Warrantholder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of this Warrant, in lieu of the number of Common Shares which the Warrantholder was theretofore entitled to purchase or receive upon the exercise of this Warrant, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Warrantholder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Warrantholder had been the registered holder of the number of Common Shares to which the Warrantholder was theretofore entitled to purchase or receive upon the exercise of this Warrant; and

(B)

the Exercise Price shall, on the effective date of the Capital Reorganization, be adjusted by multiplying the Exercise Price in effect immediately prior to such Capital Reorganization by the number of Common Shares purchasable pursuant to this Warrant Certificate immediately prior to the Capital Reorganization, and dividing the product thereof by the number of successor securities determined in Section 5.2(d)(iv) above.

(e)

If necessary, as a result of any Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interest thereafter of the Warrantholder to the end that the provisions of this Warrant Certificate shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of this Warrant.

(f)

If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of clauses 5.2(a), 5.2(b) or 5.2(c) hereof, then the number of Common Shares purchasable upon the subsequent exercise of this Warrant shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

5.3 Rules: The following rules and procedures shall be applicable to adjustments made pursuant to subsection 5.2 hereof.

(a)	Subject to the following provisions of this subsection 5.3, any adjustment made pursuant to subsection 5.2 hereof shall be made successively whenever an event referred to therein shall occur.

(b)

No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one per cent in the then Exercise Price and no adjustment shall be made in the number of Common Shares purchasable or issuable on the exercise of this Warrant unless it would result in a change of at least one one-hundredth of a Common Share; provided, however, that any adjustments which except for the provision of this clause 5.3(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding any other provision of subsection 5.2 hereof, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Common Shares issuable upon the exercise of this Warrant (except in respect of the Share Reorganization described in subclause 5.2(a)(iv) hereof or a Capital Reorganization described in subclause 5.2(d)(ii) hereof).

(c)

No adjustment in the Exercise Price or in the number or kind of securities purchasable upon the exercise of this Warrant shall be made in respect of any event described in section 5 hereof if the Warrantholder is entitled to participate in such event on the same terms mutatis mutandis as if the Warrantholder had exercised this Warrant prior to or on the record date or effective date, as the case may be, of such event.

(d)

No adjustment in the Exercise Price or in the number of Common Shares purchasable upon the exercise of this Warrant shall be made pursuant to subsection 5.2 hereof in respect of the issue from time to time of Common Shares pursuant to this Warrant Certificate or pursuant to any stock option, stock purchase or stock bonus plan in effect from time to time for directors, officers or employees of the Corporation and/or any subsidiary of the Corporation and any such issue, and any grant of options in connection therewith, shall be deemed not to be a Share Reorganization, a Rights Offering nor any other event described in subsection 5.2 hereof.

(e)

If at any time during the Adjustment Period the Corporation shall take any action affecting the Common Shares, other than an action described in subsection 5.2 hereof, which in the opinion of the directors would have a material adverse effect upon the rights of the Warrantholder, either or both the Exercise Price and the number of Common Shares purchasable upon exercise of this Warrant shall be adjusted in such manner and at such time by action by the directors, in their sole discretion, as may be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for an adjustment prior to the effective date of any action by the Corporation affecting the Common Shares shall be deemed to be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

(f)

If the Corporation shall set a record date to determine holders of Common Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable upon exercise of this Warrant shall be required by reason of the setting of such record date.

(g)

In any case in which this Warrant shall require that an adjustment shall become effective immediately after a record date for an event referred to in subsection 5.2 hereof, the Corporation may defer, until the occurrence of such event:

(i)

issuing to the Warrantholder, to the extent that this Warrant is exercised after such record date and before the occurrence of such event, the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event; and

(ii)	delivering to the Warrantholder any distribution declared with respect to such additional Common Shares after such record date and before such event;

provided, however, that the Corporation shall deliver to the Warrantholder an appropriate instrument evidencing the right of the Warrantholder, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price and the number of Common Shares purchasable upon the exercise of this Warrant and to such distribution declared with respect to any such additional Common Shares issuable on this exercise of this Warrant.

(h)

In the absence of a resolution of the directors fixing a record date for a Rights Offering, the Corporation shall be deemed to have fixed as the record date therefor the date of the issue of the rights, options or warrants issued pursuant to the Rights Offering.

(i)

If a dispute shall at any time arise with respect to adjustments of the Exercise Price or the number of Common Shares purchasable upon the exercise of this Warrant, such disputes shall be conclusively determined by a firm of independent chartered accountants mutually acceptable to the Warrantholder and the Corporation and any such determination, in the absence of manifest error, shall be conclusive evidence of the correctness of any adjustment made pursuant to subsection 5.2 hereof and shall be binding upon the Corporation and the Warrantholder.

(j)

As a condition precedent to the taking of any action which would require an adjustment pursuant to subsection 5.2 hereof, including the Exercise Price and the number or class of Common Shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable shares all of the Common Shares or other securities which the Warrantholder is entitled to receive in accordance with the provisions of this Warrant Certificate.

5.4 Notice: At least 21 days prior to any record date or effective date, as the case may be, for any event which requires or might require an adjustment in any of the rights of the Warrantholder under this Warrant, including the Exercise Price and the number of Common Shares which are purchasable under this Warrant, the Corporation shall deliver to the Warrantholder a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this subsection 5.4 has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable deliver to the Warrantholder a certificate providing the calculation of such adjustment. The Corporation hereby covenants and agrees that the register of transfers and transfer books for the Common Shares will be open, and that the Corporation will not take any action which might deprive the Warrantholder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate, during such 21 day period.

6. Further Assurances

The Corporation hereby covenants and agrees that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all and every such other act, deed and assurance as the Warrantholder shall reasonably require for the better accomplishing and effectuating of the intentions and provisions of this Warrant Certificate.

7. Time of Essence

Time is of the essence of this Warrant Certificate.

8. Governing Laws

This Warrant Certificate shall be construed in accordance with the laws of the State of Nevada. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Certificate, the parties hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Nevada and to the jurisdiction of the United States District Court for the District of Nevada for the purpose of any suit, action or other proceeding arising out of or based upon this Warrant.

9. Notices

All notices or other communications to be given under this Warrant Certificate shall be delivered by hand, by telecopier, or by email and, if delivered by hand, shall be deemed to have been given on the delivery date and, if sent by telecopier or email, on the date of transmission if sent before 4:00 p.m. on a business day or, if such day is not a business day, on the first business day following the date of transmission.

Notices to the Corporation shall be addressed to:

Body and Mind Inc.
1095 West Pender Street, Suite 750
Vancouver, BC V6E 2M6
Attention: Michael Mills, CEO

Email: mmills@bodyandmind.com

The Corporation or the Warrantholder may change its address for service by notice in writing to the other of them specifying its new address for service under this Warrant Certificate.

10. Legends on Common Shares

10.1 If the Warrantholder is a U.S. Person or exercising the Warrants for the account or benefit of a U.S. Person, or a person in the United States, then the Warrantholder also acknowledges and understands that the certificates representing the Common Shares will be required to be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner in the United States:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”;

10.2 If the Warrantholder is outside of the United States and is not (A) a U.S. Person, or (B) exercising the Warrants for the account or benefit of a U.S. Person, or a person in the United States, then the Warrantholder also acknowledges and understands that the certificates representing the Common Shares will be required to be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”;

provided, however, in either 10.1 or 10.2 above, if any Common Shares are being sold, the legend may be removed by delivery to the Corporation’s registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or state securities laws.

10.3 If the Warrantholder exercises the Warrants prior to November 20, 2021, then the Warrantholder also acknowledges and understands that the certificates representing the Common Shares will be required, in addition to the respective legend set forth in 10.1 or 10.2 above, as applicable, to be stamped with the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE NOVEMBER 20, 2021.”

11. Lost Certificate

11.1 If this Warrant Certificate or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new certificate, in form identical hereto but with appropriate changes, representing any unexercised portion of the subscription rights represented hereby to replace the certificate so stolen, lost, mutilated or destroyed.

12. Language

The parties hereto acknowledge and confirm that they have requested that this Warrant Certificate as well as all notices and other documents contemplated hereby be drawn up in the English language. Les parties aux présentes reconnaissent et confirment qu’elles ont exigé que la présente convention ainsi que tous les avis et documents qui s’y rattachent soient rédigés dans la langue anglaise.

13. Transfer

13.1 The Warrants are transferable subject to compliance with all applicable securities laws, rules and regulations.

14. Successors and Assigns

14.1 This Warrant Certificate shall enure to the benefit of the Warrantholder and the successors and assignees thereof and shall be binding upon the Corporation and the successors thereof.

IN WITNESS WHEREOF, the Corporation has caused this Warrant Certificate to be signed by an authorized officer as of the July ___, 2021.

BODY AND MIND INC.

Per:
Authorized Signatory

Schedule A

SUBSCRIPTION FORM

To:	Body and Mind Inc.

The undersigned hereby subscribes for ____________ common shares (“Common Shares”) of Body and Mind Inc. (the “Corporation”) (or such other number of Common Shares or other securities to which such subscription entitles the undersigned in lieu thereof or in addition thereto) pursuant to the provisions of the warrant certificate (the “Warrant Certificate”) dated as of the July 19, 2021 issued by the Corporation to the Warrantholder (as defined in the Warrant Certificate) at the purchase price of USD$0.40 per Common Share if exercised on or before 5:00 p.m. (Pacific time) on July 19, 2025, (or at such other purchase price as may then be in effect under the provisions of the Warrant Certificate) and on and subject to the other terms and conditions specified in the Warrant and encloses herewith a cheque, bank draft or money order or has transmitted good same day funds by wire or other similar transfer in United States dollars payable to or to the order of the Corporation in payment of the subscription price.

The undersigned hereby directs that the Common Shares subscribed for be registered and delivered as follows:

Name in Full	Address (include Postal/Zip Code)	Number of Common Shares

As at the time of exercise hereunder, the undersigned Warrantholder represents, warrants and certifies as follows (check one):

(A)

☐ the undersigned Warrantholder at the time of exercise of the Warrant is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (as defined in Regulation S), and did not execute or deliver this subscription form in the United States; OR

(B)

☐ the undersigned Warrantholder is resident in the United States, is a U.S. person, or is exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (a “U.S. Holder”), and is an “accredited investor”, as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”), and has completed the U.S. Accredited Investor Status Certificate in the form attached to this subscription form; OR

(C)

☐ if the undersigned Warrantholder is a U.S. Holder, the undersigned Warrantholder has delivered to the Corporation and the Corporation’s transfer agent, if applicable, an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) or such other evidence satisfactory to the Corporation to the effect that with respect to the common shares to be delivered upon exercise of the Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

“United States” and “U.S. person” are as defined in Rule 902 of Regulation S under the U.S. Securities Act (“Regulation S”).

If the undersigned has checked box (A) immediately above the undersigned:

(a)	agrees not to engage in hedging transactions with regard to the Common Shares prior to the expiration of the six-month distribution compliance period set forth in Rule 903(b)(3) of Regulation S;

(b)

acknowledges that the Common Shares issuable upon exercise of the Warrants are “restricted securities” as defined in Rule 144 of the U.S. Securities Act, and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Common Shares shall bear the applicable restrictive legends substantially in the forms set forth in sections 10.2 and 10.3 of the Warrant Certificate, as applicable;

(c)

agrees not to resell the Common Shares except (i) pursuant to registration under the U.S. Securities Act and any applicable state securities laws, (ii) pursuant to an available exemption from registration under the U.S. Securities Act and any applicable state securities laws, or (iii) pursuant to the provisions of Regulation S of the U.S. Securities Act; and

(d)

subject to compliance with the Corporation’s constating documents and any other applicable agreements between the undersigned and the Corporation, the undersigned acknowledges that the Corporation shall refuse to register any transfer of the Common Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act and any applicable state securities laws, or pursuant to an available exemption from registration under the U.S. Securities Act and any applicable state securities laws.

Note:  Certificates representing Common Shares will not be registered or delivered to an address in the United States unless box (B) or (C) immediately above is checked.

If the undersigned Warrantholder has indicated that the undersigned Warrantholder is a U.S. Accredited Investor by marking box (B) above, the undersigned Warrantholder additionally represents and warrants to the Corporation that:

1.

the undersigned Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2.

the undersigned is: (i) purchasing the Common Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Common Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Common Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned Warrantholder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned Warrantholder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned Warrantholder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

3.

the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking box (B) above, the undersigned also acknowledges and agrees that:

1.

the Corporation has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Corporation as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Common Shares;

2.

if the undersigned decides to offer, sell or otherwise transfer any of the Common Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Common Shares directly or indirectly, unless:

(a)	the sale is to the Corporation;

(b)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(d)	the Common Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities,

and in the case of (c) and (d) above, it has prior to such sale furnished to the Corporation and the Corporation’s registrar and transfer agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation and the Corporation’s registrar and transfer agent;

3.

the Common Shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Common Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

4.	the Corporation has no obligation to register any of the Common Shares;

5.

the certificates representing the Common Shares (and any certificates issued in exchange or substitution for the Common Shares) will bear a legend stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or unless an exemption from such registration requirements is available;

6.

the legend may be removed by delivery to the Corporation’s registrar and transfer agent and the Corporation of an opinion of counsel, satisfactory to the Corporation, acting reasonably, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

7.	there may be material tax consequences to the undersigned of an acquisition or disposition of the Common Shares;

8.

the Corporation gives no opinion and makes no representation with respect to the tax consequences to the undersigned under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of any Common Shares;

9.

funds representing the subscription price for the Common Shares which will be advanced by the undersigned to the Corporation upon exercise of the Warrants will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the undersigned acknowledges that the Corporation may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the subscription price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and it shall promptly notify the Corporation if the undersigned discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith; and

10.

the undersigned consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this subscription form or the Warrant Certificate.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the Warrantholder hereof and will be sent by first class mail to the last address of the Warrantholder appearing on the register maintained for the Warrants.

[Signature page follows]

DATED this _________ day of _______________, 20___.

In the presence of:

Signature of Witness	Signature of Warrantholder

Witness’s Name	Name and Title of Authorized Signatory for the Warrantholder

Please print below your name and address in full.

Legal Name

Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant Certificate without alteration. If the certificates representing the Common Shares to be issued upon exercise of the Warrants differs from the registration of the Warrant Certificates the signature of the registered Warrantholder must be guaranteed by an authorized officer of a Canadian chartered bank, or of a major Canadian trust company, or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program, or from a similar entity in the United States, if this transfer is executed in the United States, or in accordance with industry standards.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Corporation.

If the Warrant Certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

__________

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of BODY AND MIND INC. (the “Company”) by the Warrantholder, the Warrantholder hereby represents and warrants to the Company that the Warrantholder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the Warrantholder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write “W/H” for the undersigned Warrantholder, and “B/O” for each beneficial owner, if any, on each line that applies):

_______ Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______ Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______ Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

_______ Category 4.	An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; or

_______ Category 5.

An investment adviser relying on the exemption from registering with the United States Securities and Exchange Commission  (the “Commission”) under section 203(l) or (m) of the Investment Advisers Act of 1940; or

_______ Category 6.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

_______ Category 7.	An investment company registered under the United States Investment Corporation Act of 1940; or

_______ Category 8.	A business development company as defined in Section 2(a)(48) of the United States Investment Corporation Act of 1940; or

_______ Category 9.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

_______ Category 10.	A rural business investment company as defined in section 384A of the Consolidated Farm and Rural Development Act; or

_______ Category 11.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

_______ Category 12.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are U.S. Accredited Investors; or

_______ Category 13.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

_______ Category 14.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a limited liability company, a Massachusetts or similar business trust, a partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000; or

_______ Category 15.	Any director or executive officer of the Company; or

_______ Category 16.

A natural person (including an IRA (Individual Retirement Account) owned by such person) whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent (being a cohabitant occupying a relationship generally equivalent to that of a spouse), excluding the value of that person’s primary residence net of any mortgage obligation secured by the property, exceeds US$ 1,000,000 (note: for the purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability; (iv) for the purposes of calculating joint net worth of the person and that person’s spouse or spousal equivalent, (A)joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and (B) assets need not be held jointly to be included in the calculation; and (v) reliance by the person and that person’s spouse or spousal equivalent on the joint net worth standard does not require that the securities be purchased jointly); or

_______ Category 17.

A natural person (including an IRA (Individual Retirement Account) owned by such person) who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_______ Category 18.

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

_______ Category 18a.

A revocable trust which may be revoked or amended by its settlors (creators), each of whom is a U.S. Accredited Investor (note: if this category is selected, you must furnish a supplementary representation letter from each settlor confirming how such settlor qualifies as a U.S. Accredited Investor); or

_______ Category 19.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories.

If you checked Category 19, please indicate the name and category of U.S Accredited Investor (by reference to the applicable number in this certificate) of each equity owner:

Name of Equity Owner	Category of U.S. Accredited Investor

Note: It is permissible to look through various forms of equity ownership to natural persons in determining the U.S. Accredited Investor status of entities under this category. If those natural persons are themselves U.S. Accredited Investors, and if all other equity owners of the entity seeking U.S. Accredited Investor status are U.S. Accredited Investors, then this category will be available.

_______ Category 20.

An entity, of a type not listed in Categories 1-14, 18 or 19, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of US$5,000,000 (note: for the purposes of this Category 20, “investments is defined in Rule 2a51-1(b) under the Investment Company Act of 1940); or

_______ Category 21.

A natural person holding in good standing one or more of the following professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for U.S. Accredited Investor status, including an IRA (Individual Retirement Account) owned by such person: The General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), and the Licensed Investment Adviser Representative (Series 65); or

_______ Category 22.

A “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of US$5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person (a “Knowledgeable Family Office Administrator”) who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

_______ Category 23.

A “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements set forth in Category 23 above and whose prospective investment in the Company is directed by such family office with the involvement of the Knowledgeable Family Office Administrator.

Schedule B

FORM OF TRANSFER

TO BE EXECUTED BY THE REGISTERED HOLDER TO TRANSFER THIS WARRANT TO

PURCHASE COMMON SHARES ISSUED ON JULY 19, 2021

(THE “WARRANT”)

To:	Body and Mind Inc. (the “Corporation”)

FOR VALUE RECEIVED, the undersigned (the “Transferor”) hereby sells, assigns and transfers unto __________________________________ (the “Transferee”) ________________ Warrants exercisable for common shares of the Corporation registered in the name of the Transferor on the register of the Corporation.

The Transferor hereby directs that the Warrants hereby transferred be issued and delivered as follows:

NAME IN FULL	ADDRESS	NUMBER OF WARRANTS

The Transferor irrevocably constitute and appoint ______________________ as attorney to make such transfer on the books of Body and Mind Inc., maintained for the purpose, with full power of substitution in the premises.

The undersigned hereby certifies that (check either A or B, as applicable):

____	(A)

if the Transferee is (i) a U.S. person, (ii) a person in the United States, or (ii) a person who is acting for the account or benefit of a U.S. person or a person in the United States, the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws, in which case the Transferor has delivered or caused to be delivered a written opinion of U.S. legal counsel or recognized standing in form and substance reasonably acceptable to the Corporation and the transfer agent to such effect; OR

____	(B)

the transfer of the Warrants is being made outside the United States in accordance with Rule 904 of Regulation S (“Regulation S”) under the U.S. Securities Act, and in compliance with all local laws and regulations, and the undersigned has delivered or caused to be delivered an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S and in accordance will all local laws and regulations.

“United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

DATED this _______ day of ___________________, 20___.

Signature of Transferor guaranteed by:

Medallion Signature Guarantee	Signature of Transferor
Stamp of Transferor

(print name of Transferor)

Authorized Officer
(if applicable, print name of signatory and office)

Name of Institution

Address of Transferor

INSTRUCTIONS FOR TRANSFER:

1.	The signature of the Holder must be the signature of the person appearing on the face of this Warrant Certificate in every particular without any changes whatsoever.

2.

If the Transfer Form is signed on behalf of a corporation, partnership, association, or by an agent, trustee, executor, administrator, curator, guardian, attorney or any person acting in a judicial or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

3.	The signature on the Transfer Form must be guaranteed by one of the following methods:

In Canada and the US: a Medallion Guarantee obtained from a member of an acceptable Medallion Guarantee Program (STAMP,SEMP or MSP). Many banks, credit unions and broker dealers are members of a Medallion Guarantee Program. The guarantor must affix a stamp in the space above bearing the actual words “Medallion Guaranteed”.

In Canada: a Signature Guarantee obtained from a major Canadian Schedule I bank that is not a member of a Medallion Guarantee Program. The guarantor must affix a stamp in the space above bearing the actual words “Signature Guaranteed”.

Outside Canada and the US: Holders must obtain a guarantee from a local financial institution that has a corresponding affiliate in Canada or the US that is a member of an acceptable Medallion Guarantee Program. The corresponding affiliate must overguarantee the guarantee provided by the local financial institution.

4.	Warrants shall only be transferable in accordance with all applicable laws.

TRANSFEREE ACKNOWLEDGMENT

The undersigned transferee (the “Transferee”) acknowledges and agrees that the Warrants may not be offered, sold, pledged or otherwise transferred in the absence of: (a) an effective registration statement under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and the applicable laws of any such state, relating thereto; or (b) an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws.  Each Warrant Certificate, and each certificate representing Common Shares issuable upon exercise thereof, shall contain legends on the face thereof, in the appropriate form, setting forth the restrictions on transfer referred to in the Warrant Certificate, unless in the opinion of counsel for the holder thereof (which is in form and substance satisfactory to the Corporation and its transfer agent), the securities represented thereby are not, at such time, required by law to bear such legend, or in the case of the Common Shares, are transferred pursuant to an effective registration statement under the U.S. Securities Act and the applicable state securities laws.  The holder acknowledges and agrees that the Warrants represented by this Warrant Certificate, and the Common Shares issuable upon exercise thereof, constitute “restricted securities” under the U.S. Securities Act.

If the Transferee acquires the Warrants pursuant to a resale transaction pursuant to Rule 904 of Regulation S under the U.S. Securities Act, then the Transferee acknowledges that the Warrants still continue to be deemed restricted securities and will continue to bear restrictive legends.

Any certificate issued at any time in exchange or substitution for any certificate bearing restrictive legends shall also bear such legends unless in the opinion of counsel for the holder thereof (which is in form and substance satisfactory to the Corporation and its transfer agent), the securities represented thereby are not, at such time, required by law to bear such legends.

The Transferee acknowledges that it shall notify the Corporation prior to any exercise or deemed exercise of the Warrants if the representations, warranties and certifications contained in the Form of Transfer are no longer true and correct.

Dated the ___ day of ________________, 20___.
In the presence of:	(Signature of Transferee)

(Witness)	(Name of Transferee – Please print)

(Name of Witness – Please print)	(Name and Capacity of Authorized Representative – please print)

The Warrants and the Common Shares issuable upon exercise of the Warrants shall only be transferable in accordance with all applicable laws.  The Warrants may only be exercised in the manner required by the Warrant Certificate and the subscription form attached thereto.  Any securities acquired pursuant to this exercise of Warrants shall be subject to applicable hold periods and any certificate representing such securities may bear restrictive legends.

EXHIBIT D-2

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE NOVEMBER 20, 2021.

THESE WARRANTS MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THESE WARRANTS AND THE SECURITIES DELIVERABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

THE WARRANTS REPRESENTED HEREBY WILL BE VOID AND OF NO VALUE AFTER 5:00 PM (PACIFIC TIME) ON JULY 19, 2025.

BODY AND MIND INC.
(a Nevada Corporation)

WARRANT CERTIFICATE

WARRANT TO PURCHASE COMMON SHARES

Warrant Certificate Number: 2021-07-2	Number of Warrants: 3,200,000
Issue Date: July 19, 2021

THIS IS TO CERTIFY THAT for value received, FG Agency Lending LLC, of 810 Seventh Avenue, 34th Floor, New York, New York 10019 (the “Warrantholder”) has the right to purchase in respect of each warrant (the “Warrants”) represented by this certificate or by a replacement certificate (in either case this “Warrant Certificate”), upon the release of this Warrant Certificate from escrow by the Company to the Warrantholder, at any time up to 5:00 pm (Pacific time) on the fourth anniversary of the Issue Date (the “Expiry Time”) one fully paid and non-assessable common share (the “Common Shares”) of Body and Mind Inc. (the “Corporation”), a corporation incorporated under the laws of the State of Nevada, as constituted on the date hereof, at an exercise purchase price (the purchase price in effect from time to time being called the “Exercise Price”) of USD$0.45 per Common Share if exercised on or before the Expiry Time, subject to adjustment as provided herein.

The Corporation agrees that the Common Shares purchased pursuant to the exercise of the Warrants shall be and be deemed to be issued to the Warrantholder as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such Common Shares as aforesaid.

Nothing contained herein shall confer any right upon the Warrantholder to subscribe for or purchase any Common Shares at any time after the Expiry Time and from and after the Expiry Time the Warrants and all rights under this Warrant Certificate shall be void and of no value.

The above provisions are subject to the following:

1. Exercise

1.1 In the event that the Warrantholder desires to exercise the right to purchase Common Shares conferred hereby, the Warrantholder shall (a) surrender this Warrant Certificate to the Corporation in accordance with section 9 hereof, (b) complete and execute a subscription form in the form attached as Schedule A to this Warrant Certificate, and (c) pay the amount payable on the exercise of this Warrant in respect of the Common Shares subscribed for either by bank draft or cheque payable to the Corporation. Upon such surrender and payment as aforesaid, the Warrantholder shall be deemed for all purposes to be the holder of record of the number of Common Shares to be so issued and the Warrantholder shall be entitled to delivery of a certificate or certificates representing such Common Shares and the Corporation shall cause such certificate or certificates to be delivered to the Warrantholder at the address specified in the subscription form within five business days after such surrender and payment as aforesaid. No fractional Common Shares will be issuable upon any exercise of this Warrant and the Warrantholder will not be entitled to any cash payment or compensation in lieu of a fractional Common Share.

2. Partial Exercise

2.1 The Warrantholder may from time to time subscribe for and purchase any lesser number of Common Shares than the number of Common Shares expressed in this Warrant Certificate. In the event that the Warrantholder subscribes for and purchases any such lesser number of Common Shares prior to the Expiry Time, the Warrantholder shall be entitled to receive a replacement certificate representing the unexercised balance of the Warrants.

3. Not a Shareholder

3.1 The holding of the Warrants shall not constitute the Warrantholder a shareholder of the Corporation nor entitle the Warrantholder to any right or interest in respect thereof except as expressly provided in this Warrant Certificate.

4. Covenants and Representations

4.1 The Corporation hereby represents and warrants that it is authorized to issue and that it will cause the Common Shares from time to time subscribed for and purchased in the manner provided in this Warrant Certificate and the certificate representing such Common Shares to be issued and that, at all times prior to the Expiry Time, it will reserve and there will remain unissued a sufficient number of Common Shares to satisfy the right of purchase provided in this Warrant Certificate. All Common Shares which are issued upon the exercise of the right of purchase provided in this Warrant Certificate, upon payment therefor of the amount at which such Common Shares may be purchased pursuant to the provisions of this Warrant Certificate, shall be and be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof. The Corporation hereby represents and warrants that this Warrant Certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant Certificate. The Corporation hereby represents and warrants that it will at all times prior to the Expiry Time of any Warrants hereunder maintain its existence, will carry on and conduct its business in a prudent manner in accordance with industry standards and good business practice, and will keep or cause to be kept proper books of account in accordance with applicable law.

5. Anti-Dilution Protection:

5.1 Definitions: For the purposes of this section 5, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection 5.1:

(a)	“Adjustment Period” means the period commencing on the Issue Date and ending at the Expiry Time;

(b)

“Current Market Price” of the Corporation’s Common Shares at any date means, if the Common Shares are traded on a stock exchange or, if the Common Shares are not then traded on a stock exchange, in the over-the-counter market, the price per share equal to the weighted average price at which the Common Shares have traded in the over-the-counter market, during the period of any 20 consecutive trading days ending not more than five business days before such date; provided that the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during such 20 consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then traded on a stock exchange or in the over-the-counter market, then the Current Market Price shall be determined by such firm of independent chartered accountants as may be selected by the directors of the Corporation;

(c)

“director” means a director of the Corporation for the time being and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Corporation as a board or, whenever empowered, action by any committee of the directors of the Corporation; and

(d)	“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

5.2 Adjustments: The Exercise Price and the number of Common Shares issuable to the Warrantholder pursuant to this Warrant Certificate shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If at any time during the Adjustment Period the Corporation shall:

(i)	fix a record date for the issue of, or issue, Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend;

(ii)

fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares;

(iii)	subdivide the outstanding Common Shares into a greater number of Common Shares; or

(iv)	consolidate the outstanding Common Shares into a lesser number of Common Shares;

(any of such events in subclauses 5.2(a)(i), 5.2(a)(ii), 5.2(a)(iii) and 5.2(a)(iv) above being herein called a “Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purposes of the Share Reorganization and the effective date of the Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

(A)	the numerator of which shall be the number of Common Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Share Reorganization; and

(B)

the denominator of which shall be the number of Common Shares which will be outstanding immediately after giving effect to such Share Reorganization (including in the case of a distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 5.2(a) as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right. If the Warrantholder has not exercised its right to subscribe for and purchase Common Shares on or prior to the record date of such stock dividend or distribution or the effective date of such subdivision or consolidation, as the case may be, upon the exercise of such right thereafter shall be entitled to receive and shall accept in lieu of the number of Common Shares then subscribed for and purchased by the Warrantholder, at the Exercise Price determined in accordance with this clause 5.2(a) the aggregate number of Common Shares that the Warrantholder would have been entitled to receive as a result of such Share Reorganization, if, on such record date or effective date, as the case may be, the Warrantholder had been the holder of record of the number of Common Shares so subscribed for and purchased.

(b)

If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Common Shares, at an exchange or conversion price per share) at the date of issue of such securities of less than 95% of the Current Market Price of the Common Shares on such record date (any of such events being called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the aggregate of:

(A)	the number of Common Shares outstanding on the record date for the Rights Offering; and

(B)	the quotient determined by dividing:

(I)

either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange, exercise or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged, exercised or converted, as the case may be; by

(II)	the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)

the denominator of which shall be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable or exercisable for or convertible into Common Shares the number of Common Shares into which such securities may be exchanged, exercised or converted).

If by the terms of the rights, options, or warrants referred to in this clause 5.2(b), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, shall be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be. Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 5.2(b) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this clause 5.2(b), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(c)	If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the Common Shares of:

(i)	shares of the Corporation of any class other than Common Shares;

(ii)

rights, options or warrants to acquire Common Shares or securities exchangeable or exercisable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share (or in the case of securities exchangeable or exercisable for or convertible into Common Shares at an exchange, exercise or conversion price per share on the record date for the issue of such securities) of at least 95% of the Current Market Price of the Common Shares on such record date);

(iii)	evidences of indebtedness of the Corporation; or

(iv)	any property or assets of the Corporation;

and if such issue or distribution does not constitute a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

(A)	the numerator of which shall be the difference between:

(I)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date; and

(II)

the fair value, as determined by a recognized independent firm of valuators, to the holders of Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution; and

(B)	the denominator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 5.2(c) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable or exercisable for or convertible into Common Shares referred to in this clause 5.2(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, exercise or conversion right to the amount which would then be in effect if the current market value of the Common Shares had been determined on the basis of the number of Common Shares issued and remaining issuable immediately after such expiry, and shall be further readjusted in such manner upon the expiry of any further such right.

(d)	If at any time during the Adjustment Period there shall occur:

(i)

a reclassification or redesignation of the Common Shares, any change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares other than a Share Reorganization;

(ii)

a consolidation, amalgamation or merger of the Corporation with or into any other body corporate which results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities; or

(iii)	the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being herein called a “Capital Reorganization”), after the effective date of the Capital Reorganization:

(A)

the Warrantholder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of this Warrant, in lieu of the number of Common Shares which the Warrantholder was theretofore entitled to purchase or receive upon the exercise of this Warrant, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Warrantholder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Warrantholder had been the registered holder of the number of Common Shares to which the Warrantholder was theretofore entitled to purchase or receive upon the exercise of this Warrant; and

(B)

the Exercise Price shall, on the effective date of the Capital Reorganization, be adjusted by multiplying the Exercise Price in effect immediately prior to such Capital Reorganization by the number of Common Shares purchasable pursuant to this Warrant Certificate immediately prior to the Capital Reorganization, and dividing the product thereof by the number of successor securities determined in Section 5.2(d)(iv) above.

(e)

If necessary, as a result of any Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interest thereafter of the Warrantholder to the end that the provisions of this Warrant Certificate shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of this Warrant.

(f)

If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of clauses 5.2(a), 5.2(b) or 5.2(c) hereof, then the number of Common Shares purchasable upon the subsequent exercise of this Warrant shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

5.3 Rules: The following rules and procedures shall be applicable to adjustments made pursuant to subsection 5.2 hereof.

(a)	Subject to the following provisions of this subsection 5.3, any adjustment made pursuant to subsection 5.2 hereof shall be made successively whenever an event referred to therein shall occur.

(b)

No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one per cent in the then Exercise Price and no adjustment shall be made in the number of Common Shares purchasable or issuable on the exercise of this Warrant unless it would result in a change of at least one one-hundredth of a Common Share; provided, however, that any adjustments which except for the provision of this clause 5.3(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding any other provision of subsection 5.2 hereof, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Common Shares issuable upon the exercise of this Warrant (except in respect of the Share Reorganization described in subclause 5.2(a)(iv) hereof or a Capital Reorganization described in subclause 5.2(d)(ii) hereof).

(c)

No adjustment in the Exercise Price or in the number or kind of securities purchasable upon the exercise of this Warrant shall be made in respect of any event described in section 5 hereof if the Warrantholder is entitled to participate in such event on the same terms mutatis mutandis as if the Warrantholder had exercised this Warrant prior to or on the record date or effective date, as the case may be, of such event.

(d)

No adjustment in the Exercise Price or in the number of Common Shares purchasable upon the exercise of this Warrant shall be made pursuant to subsection 5.2 hereof in respect of the issue from time to time of Common Shares pursuant to this Warrant Certificate or pursuant to any stock option, stock purchase or stock bonus plan in effect from time to time for directors, officers or employees of the Corporation and/or any subsidiary of the Corporation and any such issue, and any grant of options in connection therewith, shall be deemed not to be a Share Reorganization, a Rights Offering nor any other event described in subsection 5.2 hereof.

(e)

If at any time during the Adjustment Period the Corporation shall take any action affecting the Common Shares, other than an action described in subsection 5.2 hereof, which in the opinion of the directors would have a material adverse effect upon the rights of the Warrantholder, either or both the Exercise Price and the number of Common Shares purchasable upon exercise of this Warrant shall be adjusted in such manner and at such time by action by the directors, in their sole discretion, as may be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for an adjustment prior to the effective date of any action by the Corporation affecting the Common Shares shall be deemed to be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

(f)

If the Corporation shall set a record date to determine holders of Common Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable upon exercise of this Warrant shall be required by reason of the setting of such record date.

(g)

In any case in which this Warrant shall require that an adjustment shall become effective immediately after a record date for an event referred to in subsection 5.2 hereof, the Corporation may defer, until the occurrence of such event:

(I)

issuing to the Warrantholder, to the extent that this Warrant is exercised after such record date and before the occurrence of such event, the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event; and

(ii)	delivering to the Warrantholder any distribution declared with respect to such additional Common Shares after such record date and before such event;

provided, however, that the Corporation shall deliver to the Warrantholder an appropriate instrument evidencing the right of the Warrantholder, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price and the number of Common Shares purchasable upon the exercise of this Warrant and to such distribution declared with respect to any such additional Common Shares issuable on this exercise of this Warrant.

(h)

In the absence of a resolution of the directors fixing a record date for a Rights Offering, the Corporation shall be deemed to have fixed as the record date therefor the date of the issue of the rights, options or warrants issued pursuant to the Rights Offering.

(i)

If a dispute shall at any time arise with respect to adjustments of the Exercise Price or the number of Common Shares purchasable upon the exercise of this Warrant, such disputes shall be conclusively determined by a firm of independent chartered accountants mutually acceptable to the Warrantholder and the Corporation and any such determination, in the absence of manifest error, shall be conclusive evidence of the correctness of any adjustment made pursuant to subsection 5.2 hereof and shall be binding upon the Corporation and the Warrantholder.

(j)

As a condition precedent to the taking of any action which would require an adjustment pursuant to subsection 5.2 hereof, including the Exercise Price and the number or class of Common Shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable shares all of the Common Shares or other securities which the Warrantholder is entitled to receive in accordance with the provisions of this Warrant Certificate.

5.4 Notice: At least 21 days prior to any record date or effective date, as the case may be, for any event which requires or might require an adjustment in any of the rights of the Warrantholder under this Warrant, including the Exercise Price and the number of Common Shares which are purchasable under this Warrant, the Corporation shall deliver to the Warrantholder a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this subsection 5.4 has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable deliver to the Warrantholder a certificate providing the calculation of such adjustment. The Corporation hereby covenants and agrees that the register of transfers and transfer books for the Common Shares will be open, and that the Corporation will not take any action which might deprive the Warrantholder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate, during such 21 day period.

6. Further Assurances

The Corporation hereby covenants and agrees that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all and every such other act, deed and assurance as the Warrantholder shall reasonably require for the better accomplishing and effectuating of the intentions and provisions of this Warrant Certificate.

7. Time of Essence

Time is of the essence of this Warrant Certificate.

8. Governing Laws

This Warrant Certificate shall be construed in accordance with the laws of the State of Nevada. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Certificate, the parties hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Nevada and to the jurisdiction of the United States District Court for the District of Nevada for the purpose of any suit, action or other proceeding arising out of or based upon this Warrant.

9. Notices

All notices or other communications to be given under this Warrant Certificate shall be delivered by hand, by telecopier, or by email and, if delivered by hand, shall be deemed to have been given on the delivery date and, if sent by telecopier or email, on the date of transmission if sent before 4:00 p.m. on a business day or, if such day is not a business day, on the first business day following the date of transmission.

Notices to the Corporation shall be addressed to:

Body and Mind Inc.
1095 West Pender Street, Suite 750
Vancouver, BC V6E 2M6
Attention: Michael Mills, CEO

Email: mmills@bodyandmind.com

The Corporation or the Warrantholder may change its address for service by notice in writing to the other of them specifying its new address for service under this Warrant Certificate.

10. Legends on Common Shares

10.1 If the Warrantholder is a U.S. Person or exercising the Warrants for the account or benefit of a U.S. Person, or a person in the United States, then the Warrantholder also acknowledges and understands that the certificates representing the Common Shares will be required to be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner in the United States:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”;

10.2 If the Warrantholder is outside of the United States and is not (A) a U.S. Person, or (B) exercising the Warrants for the account or benefit of a U.S. Person, or a person in the United States, then the Warrantholder also acknowledges and understands that the certificates representing the Common Shares will be required to be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”;

provided, however, in either 10.1 or 10.2 above, if any Common Shares are being sold, the legend may be removed by delivery to the Corporation’s registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or state securities laws.

10.3 If the Warrantholder exercises the Warrants prior to November 20, 2021, then the Warrantholder also acknowledges and understands that the certificates representing the Common Shares will be required, in addition to the respective legend set forth in 10.1 or 10.2 above, as applicable, to be stamped with the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE NOVEMBER 20, 2021.”

11. Lost Certificate

11.1 If this Warrant Certificate or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new certificate, in form identical hereto but with appropriate changes, representing any unexercised portion of the subscription rights represented hereby to replace the certificate so stolen, lost, mutilated or destroyed.

12. Language

The parties hereto acknowledge and confirm that they have requested that this Warrant Certificate as well as all notices and other documents contemplated hereby be drawn up in the English language. Les parties aux présentes reconnaissent et confirment qu’elles ont exigé que la présente convention ainsi que tous les avis et documents qui s’y rattachent soient rédigés dans la langue anglaise.

13. Transfer

13.1 The Warrants are transferable subject to compliance with all applicable securities laws, rules and regulations.

14. Successors and Assigns

14.1 This Warrant Certificate shall enure to the benefit of the Warrantholder and the successors and assignees thereof and shall be binding upon the Corporation and the successors thereof.

IN WITNESS WHEREOF, the Corporation has caused this Warrant Certificate to be signed by an authorized officer as of the July ___, 2021.

BODY AND MIND INC.

Per: ______________________________
       Authorized Signatory

Schedule A

SUBSCRIPTION FORM

To:	Body and Mind Inc.

The undersigned hereby subscribes for ____________ common shares (“Common Shares”) of Body and Mind Inc. (the “Corporation”) (or such other number of Common Shares or other securities to which such subscription entitles the undersigned in lieu thereof or in addition thereto) pursuant to the provisions of the warrant certificate (the “Warrant Certificate”) dated as of the July 19, 2021 issued by the Corporation to the Warrantholder (as defined in the Warrant Certificate) at the purchase price of USD$0.45 per Common Share if exercised on or before 5:00 p.m. (Pacific time) on July 19, 2025, (or at such other purchase price as may then be in effect under the provisions of the Warrant Certificate) and on and subject to the other terms and conditions specified in the Warrant and encloses herewith a cheque, bank draft or money order or has transmitted good same day funds by wire or other similar transfer in United States dollars payable to or to the order of the Corporation in payment of the subscription price.

The undersigned hereby directs that the Common Shares subscribed for be registered and delivered as follows:

Name in Full	Address (include Postal/Zip Code)	Number of Common Shares

As at the time of exercise hereunder, the undersigned Warrantholder represents, warrants and certifies as follows (check one):

(A)

☐ the undersigned Warrantholder at the time of exercise of the Warrant is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (as defined in Regulation S), and did not execute or deliver this subscription form in the United States; OR

(B)

☐ the undersigned Warrantholder is resident in the United States, is a U.S. person, or is exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (a “U.S. Holder”), and is an “accredited investor”, as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”), and has completed the U.S. Accredited Investor Status Certificate in the form attached to this subscription form; OR

(C)

☐ if the undersigned Warrantholder is a U.S. Holder, the undersigned Warrantholder has delivered to the Corporation and the Corporation’s transfer agent, if applicable, an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) or such other evidence satisfactory to the Corporation to the effect that with respect to the common shares to be delivered upon exercise of the Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

“United States” and “U.S. person” are as defined in Rule 902 of Regulation S under the U.S. Securities Act (“Regulation S”).

If the undersigned has checked box (A) immediately above the undersigned:

(a)	agrees not to engage in hedging transactions with regard to the Common Shares prior to the expiration of the six-month distribution compliance period set forth in Rule 903(b)(3) of Regulation S;

(b)

acknowledges that the Common Shares issuable upon exercise of the Warrants are “restricted securities” as defined in Rule 144 of the U.S. Securities Act, and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Common Shares shall bear the applicable restrictive legends substantially in the forms set forth in sections 10.2 and 10.3 of the Warrant Certificate, as applicable;

(c)

agrees not to resell the Common Shares except (i) pursuant to registration under the U.S. Securities Act and any applicable state securities laws, (ii) pursuant to an available exemption from registration under the U.S. Securities Act and any applicable state securities laws, or (iii) pursuant to the provisions of Regulation S of the U.S. Securities Act; and

(d)

subject to compliance with the Corporation’s constating documents and any other applicable agreements between the undersigned and the Corporation, the undersigned acknowledges that the Corporation shall refuse to register any transfer of the Common Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act and any applicable state securities laws, or pursuant to an available exemption from registration under the U.S. Securities Act and any applicable state securities laws.

Note: Certificates representing Common Shares will not be registered or delivered to an address in the United States unless box (B) or (C) immediately above is checked.

If the undersigned Warrantholder has indicated that the undersigned Warrantholder is a U.S. Accredited Investor by marking box (B) above, the undersigned Warrantholder additionally represents and warrants to the Corporation that:

1.

the undersigned Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2.

the undersigned is: (i) purchasing the Common Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Common Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Common Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned Warrantholder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned Warrantholder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned Warrantholder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

3.

the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking box (B) above, the undersigned also acknowledges and agrees that:

1.

the Corporation has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Corporation as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Common Shares;

2.

if the undersigned decides to offer, sell or otherwise transfer any of the Common Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Common Shares directly or indirectly, unless:

(a)	the sale is to the Corporation;

(b)

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(d)	the Common Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities,

and in the case of (c) and (d) above, it has prior to such sale furnished to the Corporation and the Corporation’s registrar and transfer agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation and the Corporation’s registrar and transfer agent;

3.

the Common Shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Common Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

4.	the Corporation has no obligation to register any of the Common Shares;

5.

the certificates representing the Common Shares (and any certificates issued in exchange or substitution for the Common Shares) will bear a legend stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or unless an exemption from such registration requirements is available;

6.

the legend may be removed by delivery to the Corporation’s registrar and transfer agent and the Corporation of an opinion of counsel, satisfactory to the Corporation, acting reasonably, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

7.	there may be material tax consequences to the undersigned of an acquisition or disposition of the Common Shares;

8.

the Corporation gives no opinion and makes no representation with respect to the tax consequences to the undersigned under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of any Common Shares;

9.

funds representing the subscription price for the Common Shares which will be advanced by the undersigned to the Corporation upon exercise of the Warrants will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the undersigned acknowledges that the Corporation may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the subscription price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and it shall promptly notify the Corporation if the undersigned discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith; and

10.

the undersigned consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this subscription form or the Warrant Certificate.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the Warrantholder hereof and will be sent by first class mail to the last address of the Warrantholder appearing on the register maintained for the Warrants.

[Signature page follows]

DATED this _________ day of _______________, 20___.

In the presence of:

Signature of Witness	Signature of Warrantholder

Witness’s Name	Name and Title of Authorized Signatory for the Warrantholder

Please print below your name and address in full.

Legal Name

Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant Certificate without alteration. If the certificates representing the Common Shares to be issued upon exercise of the Warrants differs from the registration of the Warrant Certificates the signature of the registered Warrantholder must be guaranteed by an authorized officer of a Canadian chartered bank, or of a major Canadian trust company, or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program, or from a similar entity in the United States, if this transfer is executed in the United States, or in accordance with industry standards.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Corporation.

If the Warrant Certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

__________

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of BODY AND MIND INC. (the “Company”) by the Warrantholder, the Warrantholder hereby represents and warrants to the Company that the Warrantholder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the Warrantholder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write “W/H” for the undersigned Warrantholder, and “B/O” for each beneficial owner, if any, on each line that applies):

_______ Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______ Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_______ Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

_______ Category 4.	An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; or

_______ Category 5.

An investment adviser relying on the exemption from registering with the United States Securities and Exchange Commission  (the “Commission”) under section 203(l) or (m) of the Investment Advisers Act of 1940; or

_______ Category 6.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

_______ Category 7.	An investment company registered under the United States Investment Corporation Act of 1940; or

_______ Category 8.	A business development company as defined in Section 2(a)(48) of the United States Investment Corporation Act of 1940; or

_______ Category 9.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

_______ Category 10.	A rural business investment company as defined in section 384A of the Consolidated Farm and Rural Development Act; or

_______ Category 11.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

_______ Category 12.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are U.S. Accredited Investors; or

_______ Category 13.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

_______ Category 14.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a limited liability company, a Massachusetts or similar business trust, a partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000; or

_______ Category 15.	Any director or executive officer of the Company; or

_______ Category 16.

A natural person (including an IRA (Individual Retirement Account) owned by such person) whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent (being a cohabitant occupying a relationship generally equivalent to that of a spouse), excluding the value of that person’s primary residence net of any mortgage obligation secured by the property, exceeds US$ 1,000,000 (note: for the purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability; (iv) for the purposes of calculating joint net worth of the person and that person’s spouse or spousal equivalent, (A)joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and (B) assets need not be held jointly to be included in the calculation; and (v) reliance by the person and that person’s spouse or spousal equivalent on the joint net worth standard does not require that the securities be purchased jointly); or

_______ Category 17.

A natural person (including an IRA (Individual Retirement Account) owned by such person) who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_______ Category 18.

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

_______ Category 18a.

A revocable trust which may be revoked or amended by its settlors (creators), each of whom is a U.S. Accredited Investor (note: if this category is selected, you must furnish a supplementary representation letter from each settlor confirming how such settlor qualifies as a U.S. Accredited Investor); or

_______ Category 19.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories.

If you checked Category 19, please indicate the name and category of U.S Accredited Investor (by reference to the applicable number in this certificate) of each equity owner:

Name of Equity Owner	Category of U.S. Accredited Investor

Note: It is permissible to look through various forms of equity ownership to natural persons in determining the U.S. Accredited Investor status of entities under this category. If those natural persons are themselves U.S. Accredited Investors, and if all other equity owners of the entity seeking U.S. Accredited Investor status are U.S. Accredited Investors, then this category will be available.

_______ Category 20.

An entity, of a type not listed in Categories 1-14, 18 or 19, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of US$5,000,000 (note: for the purposes of this Category 20, “investments is defined in Rule 2a51-1(b) under the Investment Company Act of 1940); or

_______ Category 21.

A natural person holding in good standing one or more of the following professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for U.S. Accredited Investor status, including an IRA (Individual Retirement Account) owned by such person: The General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), and the Licensed Investment Adviser Representative (Series 65); or

_______ Category 22.

A “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of US$5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person (a “Knowledgeable Family Office Administrator”) who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

_______ Category 23.

A “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements set forth in Category 23 above and whose prospective investment in the Company is directed by such family office with the involvement of the Knowledgeable Family Office Administrator.

Schedule B

FORM OF TRANSFER

TO BE EXECUTED BY THE REGISTERED HOLDER TO TRANSFER THIS WARRANT TO

PURCHASE COMMON SHARES ISSUED ON JULY 19, 2021

(THE “WARRANT”)

To:	Body and Mind Inc. (the “Corporation”)

FOR VALUE RECEIVED, the undersigned (the “Transferor”) hereby sells, assigns and transfers unto __________________________________ (the “Transferee”) ________________ Warrants exercisable for common shares of the Corporation registered in the name of the Transferor on the register of the Corporation.

The Transferor hereby directs that the Warrants hereby transferred be issued and delivered as follows:

NAME IN FULL	ADDRESS	NUMBER OF WARRANTS

The Transferor irrevocably constitute and appoint ______________________ as attorney to make such transfer on the books of Body and Mind Inc., maintained for the purpose, with full power of substitution in the premises.

The undersigned hereby certifies that (check either A or B, as applicable):

____	(A)

if the Transferee is (i) a U.S. person, (ii) a person in the United States, or (ii) a person who is acting for the account or benefit of a U.S. person or a person in the United States, the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws, in which case the Transferor has delivered or caused to be delivered a written opinion of U.S. legal counsel or recognized standing in form and substance reasonably acceptable to the Corporation and the transfer agent to such effect; OR

____	(B)

the transfer of the Warrants is being made outside the United States in accordance with Rule 904 of Regulation S (“Regulation S”) under the U.S. Securities Act, and in compliance with all local laws and regulations, and the undersigned has delivered or caused to be delivered an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the transfer agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S and in accordance will all local laws and regulations.

“United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

DATED this _______ day of ___________________, 20___.

Signature of Transferor guaranteed by:

Medallion Signature Guarantee	Signature of Transferor
Stamp of Transferor

(print name of Transferor)

Authorized Officer
(if applicable, print name of signatory and office)

Name of Institution

Address of Transferor

STRUCTIONS FOR TRANSFER:

1.	The signature of the Holder must be the signature of the person appearing on the face of this Warrant Certificate in every particular without any changes whatsoever.

2.

If the Transfer Form is signed on behalf of a corporation, partnership, association, or by an agent, trustee, executor, administrator, curator, guardian, attorney or any person acting in a judicial or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

3.	The signature on the Transfer Form must be guaranteed by one of the following methods:

In Canada and the US: a Medallion Guarantee obtained from a member of an acceptable Medallion Guarantee Program (STAMP,SEMP or MSP). Many banks, credit unions and broker dealers are members of a Medallion Guarantee Program. The guarantor must affix a stamp in the space above bearing the actual words “Medallion Guaranteed”.

In Canada: a Signature Guarantee obtained from a major Canadian Schedule I bank that is not a member of a Medallion Guarantee Program. The guarantor must affix a stamp in the space above bearing the actual words “Signature Guaranteed”.

Outside Canada and the US: Holders must obtain a guarantee from a local financial institution that has a corresponding affiliate in Canada or the US that is a member of an acceptable Medallion Guarantee Program. The corresponding affiliate must overguarantee the guarantee provided by the local financial institution.

4.	Warrants shall only be transferable in accordance with all applicable laws.

TRANSFEREE ACKNOWLEDGMENT

The undersigned transferee (the “Transferee”) acknowledges and agrees that the Warrants may not be offered, sold, pledged or otherwise transferred in the absence of: (a) an effective registration statement under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and the applicable laws of any such state, relating thereto; or (b) an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws. Each Warrant Certificate, and each certificate representing Common Shares issuable upon exercise thereof, shall contain legends on the face thereof, in the appropriate form, setting forth the restrictions on transfer referred to in the Warrant Certificate, unless in the opinion of counsel for the holder thereof (which is in form and substance satisfactory to the Corporation and its transfer agent), the securities represented thereby are not, at such time, required by law to bear such legend, or in the case of the Common Shares, are transferred pursuant to an effective registration statement under the U.S. Securities Act and the applicable state securities laws. The holder acknowledges and agrees that the Warrants represented by this Warrant Certificate, and the Common Shares issuable upon exercise thereof, constitute “restricted securities” under the U.S. Securities Act.

If the Transferee acquires the Warrants pursuant to a resale transaction pursuant to Rule 904 of Regulation S under the U.S. Securities Act, then the Transferee acknowledges that the Warrants still continue to be deemed restricted securities and will continue to bear restrictive legends.

Any certificate issued at any time in exchange or substitution for any certificate bearing restrictive legends shall also bear such legends unless in the opinion of counsel for the holder thereof (which is in form and substance satisfactory to the Corporation and its transfer agent), the securities represented thereby are not, at such time, required by law to bear such legends.

The Transferee acknowledges that it shall notify the Corporation prior to any exercise or deemed exercise of the Warrants if the representations, warranties and certifications contained in the Form of Transfer are no longer true and correct.

Dated the ___ day of ________________, 20___.
In the presence of:	(Signature of Transferee)

(Witness)	(Name of Transferee – Please print)

(Name of Witness – Please print)	(Name and Capacity of Authorized Representative – please print)

The Warrants and the Common Shares issuable upon exercise of the Warrants shall only be transferable in accordance with all applicable laws. The Warrants may only be exercised in the manner required by the Warrant Certificate and the subscription form attached thereto. Any securities acquired pursuant to this exercise of Warrants shall be subject to applicable hold periods and any certificate representing such securities may bear restrictive legends.

__________